Filed under Rule 497(e)
File no. 033-43446

February 1, 2014

As supplemented February 21, 2014

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON BATTERYMARCH MANAGED VOLATILITY GLOBAL DIVIDEND FUND

Class A, Class C, Class FI (LDIGX), Class R, Class I (LTTMX) and Class IS (LDIFX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Legg Mason Batterymarch Managed Volatility Global Dividend Fund (the “fund”), dated February 1, 2014, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The fund seeks to provide long-term capital appreciation and income.

Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. As a global fund, the fund can seek investment opportunities anywhere in the world, and under normal circumstances, the fund invests in at least three countries, which may include the United States. The fund can invest without limitation in foreign securities in any country, including countries with developing or emerging markets. The fund may invest in issuers of any market capitalization.

The subadviser typically emphasizes investments in stocks expected to pay dividends and favors stocks with lower volatility characteristics as identified by its proprietary security risk assessment process. Dividend-paying stocks are identified by using a combination of historical dividend payments and future dividend estimates from third party analyst databases, as available.

The subadviser uses a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. The subadviser pursues the fund’s investment objective by implementing an investment strategy that utilizes proprietary quantitative investment models to assist with stock selection, portfolio construction and risk control.

The subadviser seeks to manage volatility through the following methods:

•	Analyzing outputs from its multifactor risk model and measurements of each stock’s risk relative to the overall risk of the equity markets (beta)

•	Looking for companies that offer a combination of attractive yields, high dividend growth, a record of increasing dividends and the cash flow to support dividend payments

Both of these types of risk measures (statistical and fundamental) are used to assist the subadviser in constructing a portfolio of securities for the fund.

Additionally, elements of the subadviser’s multi-dimensional stock-ranking model, primarily cash-flow related factors, are used to identify securities that the subadviser believes will have less volatility than the overall equity markets.

The subadviser evaluates its investment models over time and the factors used in the models may change. The subadviser may take additional, non-quantitative factors into account when selecting portfolio securities, including the subadviser’s macroeconomic outlook.

There is no guarantee that the fund will achieve its investment objective.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund, which all involve risks of varying degrees.

Equity Securities

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value (“NAV”) of the fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Market Sector Risk. The fund may be significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or sectors.

Common Stocks. The fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Convertible Securities. The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Preferred Stock. The fund may invest in preferred stocks. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Holders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stock does not carry voting rights. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The fund may invest in warrants, which provide the fund with the right to purchase other securities of the issuer at a later date.

Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Real Estate Investment Trusts. The fund may invest in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage (hybrid) REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A mortgage REIT can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans (the interest rates on which are reset periodically) yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, the fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Investment in Other Investment Company Securities. The fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unregistered investment companies, subject to the limits set forth in the 1940 Act that apply to these types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in closed-end funds, which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the fund holds the shares.

Master Limited Partnerships. The fund may invest up to 5% of its assets in master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies usually taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices.

MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of up to 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Foreign Securities.

The fund has no geographic limits in where it may invest. The fund may invest in both developed and emerging markets. The fund may invest directly in foreign issuers or invest in depositary receipts. The returns of the fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned on them. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the fund’s shares and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the fund. For example, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the fund’s investments in certain foreign banks and other financial institutions.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Depositary Receipts. Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States.

Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the fund will not also be expropriated, nationalized or otherwise confiscated at some time in the future. If such confiscation were to occur, the fund could lose a substantial portion or all of its investments in such countries. The fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely and significantly by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. The fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”).

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

One or more of the risks discussed above could affect adversely the economy of a developing market or the fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the fund’s investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund’s investments are denominated relative to the U.S. dollar will affect the fund’s NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund’s securities are quoted would reduce the fund’s NAV per share.

Sovereign Government and Supranational Debt. The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Money Market Instruments. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the fund may invest include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. government securities”); certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the subadviser or Western Asset Management Company (“Western Asset”), as applicable, will carefully evaluate such investments on a case-by-case basis.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may invest in short-term debt obligations of issuers that at the time of purchase are rated A-2, A-1 or A-1+ by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or Prime-2 or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings of S&P or Moody’s.

Fixed Income Securities

Issuer Risk. The value of fixed income securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for the fund, the subadviser reviews and monitors the creditworthiness of each issuer and issue. The subadviser also analyzes interest rate trends and specific developments that it believes may affect individual issuers.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

Debt securities rated BBB/Baa or better by S&P or Moody’s and unrated securities considered by the fund’s subadviser to be of equivalent quality are considered investment grade. Debt securities rated below BBB/Baa, commonly known as “junk bonds,” which the fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk of exposure to adverse conditions. The prices of lower-rated securities, especially junk bonds, often are more volatile than those of higher-rated securities, and the security may be difficult to sell. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody’s considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics. A description of the rating assigned to corporate debt securities is included in Appendix A.

The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit the fund’s ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

In addition to ratings assigned to individual bond issues, the subadviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the subadviser to determine, to the extent possible, that the planned investment is sound.

The fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

The fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating agencies, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as S&P or Moody’s; however, the subadviser does consider such ratings in determining whether the security is an appropriate investment for the fund.

Mortgage-Backed and Asset-Backed Securities. The fund may purchase fixed or adjustable rate mortgage-backed securities (“MBS”) issued by the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formally known as the Federal National Mortgage Association) or Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), and other asset-backed securities (“ABS”), including securities backed by automobile loans, equipment leases or credit card receivables. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the fund having to reinvest proceeds at a lower interest rate. The fund may also purchase collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

MBS may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the subadviser determines that the securities are an appropriate investment for the fund.

When-Issued and Delayed Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. In entering into a when-issued or delayed-delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund will at all times maintain in a segregated account at its custodian cash or liquid assets equal to the amount of the fund’s when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund’s assets. That is, to the extent that the fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its NAV than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

Other Fixed Income Securities. The fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Zero Coupon Securities. The fund may invest in “zero coupon” securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. The values of these securities may be highly volatile as interest rates rise or fall. In addition, the fund’s investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the fund each year. The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for the fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

U.S. Government Securities. The fund may invest in U.S. government securities, which include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government; (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Therefore, the fund will invest in obligations issued by such an instrumentality only if the fund’s subadviser determines the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable Rate Demand Notes. The fund may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are direct lending arrangements between the fund and an issuer, and are not normally traded in a secondary market. The fund, however, may demand payment of principal and accrued interest at any time. In addition, while variable rate demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. The subadviser will consider the earning power, cash flow and other liquidity ratios of issuers of variable rate demand notes and continually will monitor their financial ability to meet payment on demand.

Derivatives

General. The fund may utilize a variety of transactions using derivatives, such as options on securities, futures and options on futures; forward foreign currency contracts and currency swaps (collectively, “Financial

Instruments”). The fund may use Financial Instruments as a hedging technique in an attempt to manage risk in the fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique and as a means of enhancing returns. Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that either are required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

Options on Securities. The fund may write covered call options and enter into closing transactions with respect thereto. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The fund expects to write options only on national securities exchanges or in the OTC market. The fund may purchase put options issued by the OCC or in the OTC market. The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or option may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures and Options on Futures. When deemed advisable by the subadviser, the fund may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a domestic exchange or board of trade. These transactions may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for the purpose of hedging against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices, or as a substitute for buying or selling securities or as a cash flow management technique.

An interest rate futures contract provides for the future sale by the one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An option on an interest rate or stock index contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option. When the fund buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.

It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Margin Requirements. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

For example, when the fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the fund is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

When the fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (anticipatory hedge). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the fund’s securities (defensive hedge). To the extent that the fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the fund with attendant transaction costs.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including market index transactions by the fund will require, among other things, that the fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid securities equal to the exercise price.

OTC options entered into by the fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund may not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the fund enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for equity securities or debt securities, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss as well as gain to the investor.

Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract with an amount of cash and liquid securities from the fund equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on securities, the holder of an option on futures contracts may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The fund will not purchase options on futures contracts on any exchange unless and until, in the subadviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Special Risks of Writing Options. Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by the subadviser. Successful use by the fund of options will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund’s performance.

The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance total return. A swap typically involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap, which may be significantly larger than the fund’s cost to enter into the credit default swap. The fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The fund may write (sell) and purchase put and call swaptions. The fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, or to protect against an increase in the price of securities the fund anticipates purchasing at a later date or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the fund’s use of options.

Depending on the terms of the particular option agreement, the fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Commodity Exchange Act Regulation. The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Restricted and Illiquid Securities. Up to 15% of the net assets of the fund may be invested in illiquid securities. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to the subadviser or Western Asset, as applicable, the responsibility for determining whether a particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the subadviser or Western Asset, as applicable, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and be dependent on products or services without an established market share.

Repurchase Agreements. Under the terms of a typical repurchase agreement, the fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser or Western Asset, as applicable, believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when Western Asset believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitment of the fund.

Investments by Funds of Funds. Certain investment companies, including those that are affiliated with the fund because they are managed by an affiliate of the manager, may invest in the fund as part of an asset allocation strategy. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s subadviser may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the subadviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the funds) than would be permitted for an unaffiliated investor. The subadviser has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with its fiduciary duty to the fund. As necessary, the subadviser will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by Section 529 plans.

Short Sales. The fund may sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer must deliver the security, on behalf of the fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker/dealer the security sold short. In addition, the fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Generally, the fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or the custodian, the fund may or may not receive any payments (including interest) on collateral it designates as security for the broker. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security. Whenever the fund sells short, it must segregate assets held by its custodian as collateral to cover its obligation, and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid securities segregated by the fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the fund in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

The fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

Short Sales Against the Box. The fund may also make short sales “against the box,” meaning that at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issues as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and require the fund to recognize any gain unless an exception to the constructive sale rule applies.

Exchange-Traded Funds (“ETFs”). The fund invests in shares of ETFs whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market. As with other investments in shares of mutual funds, the fund will bear its pro rata portion of the ETF’s expenses, including advisory fees, brokerage, shareholder servicing and other operational expenses. These expenses are in addition to the direct expenses of the fund’s own operations.

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. Many ETFs are not actively “managed.” Therefore, those ETFs may not sell a security because the security’s issuer was in financial difficulty unless that security is removed from the relevant index. Such an ETF may not perform the same as its benchmark index due to tracking error. An ETF’s return may not match the return of the benchmark index for a number of reasons. For example, the ETF incurs a number of operating expenses not applicable to the benchmark index, and incurs costs in buying and selling securities, especially when rebalancing the ETF’s securities holdings to reflect changes in the composition of the benchmark index, or a representative sample of the benchmark index. The ETF may not be fully invested at times, either as a result of cash flows into the ETF or reserves of cash held by the ETF to meet redemptions and pay expenses. Since the ETF may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on the benchmark index, as would be the case if the ETF purchased all of the stocks in the benchmark index. Such an ETF would be subject to management risk, which is the risk that the ETF’s adviser’s security selection process may not produce the intended results. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and they may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the fund’s risk would be limited to the amount it invested in the ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the fund’s investments in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

ETFs that invest in commodities may be subject to CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the fund’s ability to purchase securities issued by other investment companies apply. However, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits. The SEC has issued such exemptive orders to certain ETFs in which the fund may invest, which permits investment companies to invest in such ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions. Under the orders, the fund generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Exchange-Traded Notes (“ETNs”). The fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are publicly traded on a U.S. securities exchange. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When the fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service (the “IRS”) and Congress have in the past considered proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its NAV.

Equity-Linked Notes. Equity-linked notes (“ELNs”) are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying local equity securities where the fund may not have established local access. Investors in ELNs are subject to risk of loss of principal investment.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

(1) The fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

(2) The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the subadviser or Western Asset, as applicable, deem it advisable to purchase or sell securities.

For the period March 1, 2013 to September 30, 2013, the fund’s portfolio turnover rate was as follows:

2013 (%)
9

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, MD 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Independent Trustees#:

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	52	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None

Howard J. Johnson Born 1938	Chairman and Trustee	From 1981 to 1998 and since 2000 (Chairman since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	52	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Interested Trustee and Officer:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	156	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.

*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

†	Mr. Fuller is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Additional Officers:

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti- Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa Williams Born 1979 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Born 1977 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Treasurer	Since 2010	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason fund complex.

Each Trustee, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Mr. Fuller is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, the subadviser and Western Asset, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Mr. Fuller, has served as a board member of the fund and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Fuller has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2013 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities and another investment advisory firm. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of three Independent Trustees. The Performance Committee is composed of four Independent Trustees and the Chairman of the Board. The Compensation and Nominating Committee is composed of two Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadviser and Western Asset.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager, the subadviser and Western Asset as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager, the subadviser and Western Asset and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board has emphasized to the fund’s manager, the subadviser and Western Asset the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the subadviser and Western Asset, the affiliates of the manager, the subadviser and Western Asset, or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and Western Asset and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met 4 times during the fiscal year ended September 30, 2013. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee and the Compensation and Nominating Committee met 4, 1, 4, 4 and 1 time(s), respectively, during the fiscal year ended September 30, 2013.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Paul R. Ades	None	Over 100,000
Andrew L. Breech	None	Over 100,000
Dwight B. Crane	None	Over 100,000
Frank G. Hubbard	None	Over 100,000
Howard J. Johnson	None	Over 100,000
Jerome H. Miller	None	Over 100,000
Ken Miller	None	Over 100,000
John J. Murphy	None	Over 100,000
Thomas F. Schlafly	None	Over 100,000
Interested Trustee
Kenneth D. Fuller	None*	Over 100,000

*	As of January 15, 2014, the dollar range of equity securities owned by Mr. Fuller in the fund was $10,001-$50,000.

As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser, Western Asset or the distributor of the fund or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser, Western Asset or the distributor of the fund.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustees’ fees based upon asset size. Prior to January 1, 2014, the fund paid each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board received an additional $25,000 per year, the Chair of the Audit Committee received an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee received an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee received an additional $10,000 per year. The Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) received an additional $10,000 per year.

As of January 1, 2014, the fund pays each of the Independent Trustees its pro rata share of: an annual fee of $160,000, plus $30,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board receives an additional $55,000 per year, the Chair of the Audit Committee receives an additional $25,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $10,000 per year. The Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) receives an additional $15,000 per year.

Officers of the Trust receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund(2) ($)	Total Pension or Retirement Benefits Paid as part of Fund Expenses ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Independent Trustees
Paul R. Ades	8	None	217,500	52
Andrew L. Breech	8	None	210,625	52
Dwight B. Crane	8	None	217,500	52
Frank G. Hubbard	8	None	211,875	52
Howard J. Johnson	9	None	227,500	52
Jerome H. Miller	8	None	211,875	52
Ken Miller	8	None	211,875	52
John J. Murphy	8	None	210,000	52
Thomas F. Schlafly	8	None	210,625	52
Jerry A. Viscione(4)	9	None	225,625	52
Interested Trustee
R. Jay Gerken(1)	None	None	None	N/A
Kenneth D. Fuller(1)	None	None	None	155

(1)

Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller is not compensated for such services, because of their affiliations with the manager.

(2)	Information is for the period ended September 30, 2013.

(3)	Information is for the calendar year ended December 31, 2013.

(4)	Mr. Viscione retired from the Board effective December 31, 2013.

As of December 31, 2013, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of January 31, 2014, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund.

Class	Name and Address	Percent of Ownership
IS	VANGUARD FIDUCIARY TRUST COMPANY	51.71
	ATTN: OUTSIDE FUNDS
	VALLEY FORGE PA 19482-2600

IS	LEGG MASON INC	47.90
	ATTN BRIAN EMRICK
	100 INTERNATIONAL DR FL 10
	BALTIMORE MD 21202-4673

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of September 30, 2013, LMPFA’s total assets under management were approximately $211.5 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $656.0 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision; furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory arrangements, as described below.

The manager performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly at the annual rate of 0.65% of the fund’s average daily net assets.

For the period ended September 30, 2013, the fund paid management fees to LMPFA as follows:

For the period ended September 30	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2013	9,222	9,222	0

Subadvisory Arrangements

Batterymarch Financial Management (“Batterymarch” or the “subadviser”) serves as the subadviser to the fund pursuant to a subadvisory agreement between the manager and Batterymarch (the “Subadvisory Agreement”). Batterymarch was established in 1969 and has offices at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for institutional accounts, such as pension and profit sharing plans, endowments and foundations, investment companies (including mutual funds) and state and municipal and foreign governmental entities. As of September 30, 2013, Batterymarch’s total assets under management were approximately $10.9 billion.

Western Asset manages the fund’s cash and short-term instruments pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $442.7 billion.

Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $656.0 billion.

Under the Subadvisory Agreement and the Western Asset Agreement, subject to the supervision and direction of the Board and the manager, the subadviser and Western Asset will manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each of the Subadvisory Agreement and the Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement or the Western Asset Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser or Western Asset. Each of the subadviser and Western Asset may terminate the Subadvisory Agreement or the Western Asset Agreement, as applicable, on 90 days’ written notice to the fund and the manager. Each of the Subadvisory Agreement and the Western Asset Agreement may be terminated upon the mutual written consent of the manager and the subadviser or Western Asset, as applicable. Each of the Subadvisory Agreement and the Western Asset Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser or Western Asset, as applicable, and shall not be assignable by the manager without the consent of the subadviser or Western Asset, as applicable.

As compensation for their subadvisory services, the manager pays the subadviser and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2013.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Stephen A. Lanzendorf, CFA*	Registered investment companies	9	4.37 billion	None	None
	Other pooled investment vehicles	10	744.52 million	1	3.77 million
	Other accounts	40	3.88 billion	4	103.09 million
Joseph S. Giroux*	Registered investment companies	3	834.49 million	None	None
	Other pooled investment vehicles	7	531.49 million	None	None
	Other accounts	3	94.19 million	None	None
Jeremy Wee, CFA*	Registered investment companies	2	171.83 million	None	None
	Other pooled investment vehicles	10	730.09 million	None	None
	Other accounts	10	979.68 million	1	73.90 million

*	Batterymarch’s Developed Markets Team provides management support for this fund. Members of the investment team may change from time to time. Messrs. Lanzendorf, Giroux and Wee are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current internal investment strategies.

Investment Professional Compensation

Portfolio Manager Compensation Structure

In addition to customary employee benefits (e.g., medical coverage), compensation for investment professionals includes:

•	competitive base salaries;

•

individual performance-based bonuses based on the investment professionals’ added value to the products for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

•

corporate profit sharing; and an annual contribution to a non-qualified deferred compensation plan that has a cliff-vesting requirement (i.e., they must remain employed with the firm for 31 months to receive payment).

Performance is evaluated on an aggregate product basis that a portfolio manager is responsible for and is generally not analyzed by any individual client portfolios. Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. Lastly, portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Potential Conflicts of Interest

As an investment adviser to multiple client accounts, Batterymarch recognizes that actual or potential conflicts of interest may arise in its business and accordingly has developed compliance policies and procedures that it believes are reasonably designed to detect, prevent and/or minimize the effects of such conflicts of interest. Nevertheless, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. The following is a summary of certain potential conflicts of interest that may arise in managing multiple client accounts:

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Batterymarch has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Different Investment Strategies. Batterymarch provides investment advisory services for multiple funds and accounts and under multiple investment strategies and may give advice, and take action, with respect to any of those funds or accounts, that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual fund or account. At times, one or more portfolio managers may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.

For example, certain portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. The stock selection models, risk controls and portfolio construction rules used by Batterymarch to manage its clients’ long-only portfolios may differ from the models and rules that are used to manage client account portfolios that hold securities short, which may result in similar securities being ranked differently for the different investment strategies. As a result, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain account portfolios may contain securities sold short that are simultaneously held as long positions in certain long-only portfolios managed by Batterymarch.

Timing of Trades. To lessen the market impact of securities transactions, Batterymarch often limits daily trading volumes and aggregates trades for multiple funds and accounts, where feasible. However, at times, some accounts may separately trade a particular security in advance of other accounts. In such situations, a purchase may increase the value of a security previously purchased by another account, or a sale or short sale in one account may lower the sale price received in a sale by a second account.

Broker Selection and Soft Dollar Usage. Portfolio managers may be able to influence the selection of the broker-dealers that are used to execute securities transactions for the funds and/or accounts they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Batterymarch is involved shall come within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations thereof as issued by the Securities and Exchange Commission. Nonetheless, the research services obtained from brokers and dealers may be may be used to service other clients than those paying commissions to the broker-dealers providing the research services, and also may benefit some funds or accounts more than others.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch’s employees may buy, hold or sell securities at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Batterymarch for its client accounts. Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds’ investment holdings, which is non-public information.

Batterymarch seeks to avoid these potential conflicts of interest by acting in good faith and in the best interests of clients and by not favoring or making riskier investments for accounts paying performance-based or higher fees. Batterymarch generally requires portfolio decisions to be made on a product specific basis and requires average pricing of all aggregated orders. Additionally, the investment performance of composites, not individual client accounts, is generally considered a factor in determining portfolio managers’ compensation. Furthermore, Batterymarch has adopted a written Code of Ethics designed to prevent, limit and/or detect personal trading activities that may interfere or conflict with client interests.

*    *    *    *    *

Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

Batterymarch’s Chief Compliance Officer conducts a review of the firm’s potential conflicts of interest and a risk assessment on an annual basis.

Portfolio Managers Securities Ownership

The table below identifies ownership of equity securities of the fund by the portfolio managers as of September 30, 2013.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Stephen A. Lanzendorf, CFA	None
Joseph S. Giroux	$10,001-50,000
Jeremy Wee, CFA	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated August 5, 2010 (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Shareholder Services and Distribution Plan

The Trust, on behalf of the fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C, Class FI and Class R shares. Under the 12b-1 Plan, the fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class C and Class R shares and service fees for Class A, Class C, Class FI and Class R shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class C, Class FI and Class R shares. In addition, the fund pays distribution fees with respect to the Class C shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement.

Dealer reallowances, if any, are described in the fund’s Prospectus.

As of September 30, 2013, the fund paid no service or distribution fees pursuant to the 12b-1 Plan.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement, with BFDS, BFDS maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending September 30, 2014.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser, Western Asset and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager, the subadviser, Western Asset and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix B to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3)  on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, Class I or Class IS shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families”

are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its NAV, are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class I and Class IS Shares. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13 month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of the fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent.

Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class FI, Class R, Class I and Class IS shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares, and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class IS shares of the fund based on the NAV of a share of the fund as of September 30, 2013.

Class IS: NAV, offering price and redemption price per Class IS share	$10.46

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI, Class I or Class IS shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Redemptions in Kind

If the fund’s manager determines that it would not be in the best interests of the fund’s remaining shareholders to make a redemption payment wholly in cash, the fund may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, the fund will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of the fund, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from the fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. The fund will not use securities to pay redemptions by LMIS or other affiliated persons of the fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions and Western Asset manages the cash and short-term instruments of the fund.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years or periods are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers that effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which the subadviser manages. Similarly, research services furnished to the subadviser by brokers that effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

For the period ended September 30, 2013, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services ($)	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services ($)
450,108	67

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the period ended September 30, 2013, the fund paid aggregate brokerage commissions as set forth in the table below.

Period Ended September 30,	Aggregate Brokerage Commissions Paid ($)
2013	215

For the period ended September 30, 2013, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the other clients of the subadviser. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

At September 30, 2013, the fund held no securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of December 31, 2013, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
eVestment Alliance	Quarterly	8-10 Days
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
LightPORT InvestCloud	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Advent	Daily	None
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None
Wilshire Associates Inc.	Quarterly	10 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

THE TRUST

The Trust

The fund is a series of Legg Mason Partners Equity Trust (referred to in this section as the “trust”), a Maryland statutory trust. The certificate of trust to establish the trust was filed with the State of Maryland on October 4, 2006.

A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the trust or its shareholders, in connection with the affairs of the trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The declaration limits a trustee’s liability to the trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the declaration. The declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected fund. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the fund fails one of these tests and does not timely cure the failure, the fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

The fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships (“QPTPs”) (“the 25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity-focused, such as, for instance, finance-related partnerships. An investment in a royalty trust will be subject to the 25% Limitation if the royalty trust is treated for tax purposes as a QPTP.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

On September 30, 2013, the unused capital loss carryforward of the fund was $0. For federal income tax purposes, this amount is available to be applied against the fund’s future realized capital gains that are realized prior to the expiration of the carryforward, if any.

For taxable years beginning in 2011 or after, capital losses will not be subject to expiration. In the event that the fund were to experience an ownership change as defined under the Code, the fund’s loss carryforwards and any other favorable tax attributes, if any, may be subject to limitation.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax, but there cannot be assurance that this will be the case.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund fails to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built -in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, may make relevant tax elections, which may affect the recognition, timing or character of the fund’s income and gains, possibly in a manner deleterious to shareholders, and expects to make the entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment with respect to these special provisions of the Code.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In certain situations, the fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into. In the event that the fund were to experience an ownership change as defined under the Code, the fund’s loss carryforwards, if any, may be subject to limitation.

Foreign Investments. Dividends, interest and proceeds from the sale of foreign securities may be subject to non-U.S. withholding income and other taxes, including financial transaction taxes. Even if the fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Beginning in 2014, a withholding tax of 30% will apply to payments of fund dividends and, beginning in 2015, gross proceeds of fund redemptions paid to shareholders that are non-U.S. entities unless such shareholders comply with certain reporting requirements to the IRS (for non-U.S. investment funds and financial institutions) or the fund (other non-U.S. entities) as to identifying information (including name, address and taxpayer identification number) of their direct and indirect U.S. owners.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (15% for individuals with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels; the above threshold amounts will be adjusted annually for inflation), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. The fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account.

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will be notified annually by the fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in “Taxes-Taxation of U.S. Shareholders-Dividends and Distributions”) made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

If the fund is held through a qualified retirement plan entitled to tax exempt treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to fund distributions) which may be taxable when distributed from the retirement plan.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that the fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a non-U.S. shareholder from the fund and redemptions of a non-U.S. shareholder’s interest in the fund attributable to a REIT’s distribution to the fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of non-U.S. taxes.

Shares of the fund held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments as of September 30, 2013, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the period from February 28, 2013 (inception date) to September 30, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on November 25, 2013; Accession Number 0001193125-13-452948).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s, Standard & Poor’s and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

BATTERYMARCH

FINANCIAL MANAGEMENT, INC.

Proxy Voting

I.	Objective

Batterymarch must establish written policies and procedures that are reasonably designed to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and that describe the manner in which Batterymarch will vote proxies for clients that have delegated this responsibility to Batterymarch. Batterymarch must also maintain written policies and procedures reasonably designed to ensure that Batterymarch: (a) clearly identifies its proxy voting responsibilities to each client; (b) fulfills all of its proxy voting responsibilities in a timely manner; and (c) maintains accurate records of its proxy voting actions.

II.	Background

Rule 206(4)-6 under the Investment Advisers Act of 1940 states that it is a fraudulent, deceptive, or manipulative act, practice or course of business for a registered investment adviser to exercise voting authority with respect to client securities, unless the adviser:

(i) adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, such procedures must detail how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

(ii) discloses to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

(iii) describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnishes a copy of such policies and procedures to the client.

III.	Policies and Procedures

A. General Principles

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. For clients that have granted Batterymarch discretion to vote proxies for securities held in their accounts, Batterymarch is guided by general fiduciary principles. Batterymarch’s goal in voting proxies where it has discretion is to act prudently and solely in the best economic interest of its clients. Batterymarch exercises its discretion to vote proxies in a manner that Batterymarch believes will be consistent with efforts to maximize shareholder values. Batterymarch does not exercise its proxy voting discretion to further policy, political or other issues that are not connected to enhancing the economic value of the client’s investment.1

[1]	Batterymarch may accept client directions to vote proxies for securities in the client’s account in accordance with the specific voting directions or recommendations of the client or a third party such that Batterymarch, in following such directions or recommendations with respect to the account, is not exercising proxy voting discretion.

B. Client Accounts for which Batterymarch Votes Proxies

Batterymarch assumes proxy voting authority for all client accounts unless a client’s investment management agreement explicitly states otherwise. Batterymarch shall vote proxies for each client account for which the client:

(i) has specifically authorized Batterymarch to vote proxies in the applicable investment management agreement or other written instrument; or

(ii) without specifically authorizing Batterymarch to vote proxies, has granted general investment discretion to Batterymarch in the applicable investment management agreement.

Batterymarch shall also vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Batterymarch shall determine whether it has proxy voting authority over such account. Batterymarch will review each investment management agreement entered into with a client to ensure that it clearly states whether Batterymarch or the client has the responsibility to vote proxies. If the agreement is unclear, Batterymarch will obtain a written instruction from the client stating whether or not Batterymarch is responsible for voting proxies. If Batterymarch is responsible for voting proxies, Batterymarch will vote the proxies in accordance with Batterymarch’s written proxy voting policies and guidelines unless the client has provided specific proxy voting guidelines. If the client has provided specific proxy voting guidelines, Batterymarch will vote the client’s proxies accordingly.

C. How Batterymarch Votes Proxies

Batterymarch has retained Institutional Shareholder Services, Inc. (“ISS”) to provide Batterymarch with day-to-day proxy voting services, including obtaining proxy ballots and providing vote recommendations, in-depth research, voting, recordkeeping and reporting. ISS, an independent, recognized authority on proxy voting and corporate governance, is a subsidiary of MSCI Inc. Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s proxy voting obligations are being properly met. ISS provides Batterymarch with periodic, customized reports and makes various other types of information available via its web-based proxy voting platform in order that Batterymarch may monitor the votes cast by ISS on behalf of Batterymarch’s clients.

For those client accounts for which Batterymarch is responsible for voting proxies, Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard proxy voting guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any vote recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines. In such cases, provided that Batterymarch’s compliance personnel do not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch may override the voting recommendation of ISS. Any votes cast against ISS’s vote recommendations or in contradiction with ISS’s proxy voting guidelines require pre-approval from Batterymarch’s Chief Compliance Officer (“CCO”).

Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a portfolio management team may adopt proxy voting policies that supplement these policies and procedures. Any such supplemental policies and procedures must be approved by the CCO.

D. Conflict of Interest Procedures

Batterymarch believes that by using pre-determined proxy voting guidelines and by obtaining vote recommendations from ISS, any potential conflicts of interest are mitigated.

If one or more members of Batterymarch’s investment teams determines that it would be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines, Batterymarch’s Compliance Department will be responsible for identifying whether any proxy voting proposal presents a conflict of interest. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

(1) Procedures for Identifying Conflicts of Interest

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders’ meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients.

While Batterymarch considers a number of issues in determining whether an actual or potential conflict of interest exists, the primary factor is whether Batterymarch has a material business relationship with the company that is soliciting the proxy. Examples of a “material business relationship” may include, but are not limited to, business relationships between Batterymarch and another company in which (a) a Batterymarch employee, or an immediate family member2 of a Batterymarch employee, is a board member or executive officer of the company; (b) Batterymarch, a Batterymarch employee, or an immediate family member of a Batterymarch employee, has an economic interest that could, or might reasonably be though to, influence Batterymarch’s judgment or action with respect to such company; (c) the transaction value (of all outstanding financing operations) entered into between Batterymarch and the company is more than ten percent (10%) of the company’s shareholder equity or the transaction value, of all outstanding financing operations, compared to the company’s total assets, is more than five percent (5%); or (d) Batterymarch derives more than one percent (1%) of its gross revenues from the company.

Batterymarch’s Proxy Manager and her designee(s) and Batterymarch’s portfolio managers are periodically reminded of their obligation: (a) to be aware of the potential for conflicts of interest on the part of Batterymarch with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or circumstances (e.g., a relative is an executive officer or director of an issuer) and as a result of situations that may arise during the conduct of Batterymarch’s business (e.g., an attempt by a client of Batterymarch or by a Legg Mason affiliate to influence Batterymarch’s vote); and (b) to bring potential conflicts of interest of which they become aware to the attention of Batterymarch’s CCO.

As a general matter, Batterymarch takes the position that relationships between non-Batterymarch Legg Mason affiliates and an issuer (e.g., investment management relationship between an issuer and a Legg Mason investment adviser affiliate) do not present a conflict of interest for Batterymarch in voting proxies

[2]	“Immediate family member” includes spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of a Batterymarch employee.

with respect to such issuer because Batterymarch operates as an independent business unit from other non-Batterymarch Legg Mason affiliates and because of the existence of informational barriers between Batterymarch and other Legg Mason affiliates.

(2) Procedures for Assessing Whether a Conflict of Interest is Material

Batterymarch’s CCO and Proxy Manager shall review and address conflicts of interest brought to their attention.

Batterymarch’s CCO and Proxy Manager shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Batterymarch’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by Batterymarch’s CCO and Proxy Manager shall be maintained.

If a conflict of interest is identified, proxy proposals that are considered “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proxy proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders and compensation matters for management (e.g., stock option plans and retirement plans).

If it is determined by Batterymarch’s CCO and Proxy Manager that a conflict of interest is not material, Batterymarch may vote proxies following its standard procedures, notwithstanding the existence of the conflict.

(3) Procedures for Addressing Material Conflicts of Interest

If it is determined by Batterymarch’s CCO and Proxy Manager that a conflict of interest is material, they shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Batterymarch. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Such methods may include, but are not limited to:

(i) confirming that the proxy will be voted in accordance with a stated position or positions set forth in ISS’s proxy voting guidelines;

(ii) in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iii) disclosing the conflict of interest to clients and obtaining their consent before voting;

(iv) suggesting to clients that they engage another party to vote the proxy on their behalf; or

(v) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

If Batterymarch’s compliance personnel determine that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS; (b) another authorized person of Batterymarch, if the material conflict of interest does not relate to such other person or Batterymarch itself; or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proxy proposal, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

A written record of the methods used to resolve a material conflict of interest shall be maintained.

Batterymarch’s CCO and Proxy Manager shall periodically review and assess the firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

E. Other Considerations

In certain situations, Batterymarch may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Batterymarch believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Batterymarch may determine not to vote proxies are set forth below.

(1) Share Blocking

In some foreign markets, regulations designed to establish eligibility for voting require that shares be blocked from trading (i.e., deposited with a designated depositary) for a period of time before and/or after a shareholders’ meeting (also known as “share blocking”). During the time that shares are blocked, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks. Because of the potential cost to client account portfolios resulting from the loss of liquidity connected with voting when share blocking is practiced, Batterymarch does not generally vote meetings where share blocking applies. Exceptions may be made should Batterymarch believe that a particular proposal or series of proposals is likely to represent a substantial change to shareholder value and/or rights. This decision will be based on the determination of Batterymarch’s investment personnel.

(2) Securities on Loan

Certain of Batterymarch's clients may participate in client-directed security lending programs. Under most lending arrangements, lenders must generally terminate the loan and recall the loaned securities in order to vote those securities, as the voting right would otherwise belong to the borrower. In record date markets, such as the United States, the recall process must begin before the record date. In many foreign markets, the process of recalling shares in time to vote them is particularly difficult due to the proximity of the record date to the meeting date, the timing of the receipt of information and administrative considerations. Often Batterymarch does not receive information about an upcoming vote until after the record date, which is when issuers typically mail their proxy statements. As a result, Batterymarch typically learns of votes too late to arrange for a recall of shares lent through a client’s custodian or other intermediary and to vote the proxies. Because of these challenges, securities that are on loan will generally not be voted.

(3) Cost of Voting Exceeds Expected Benefit of Voting

The cost of exercising proxy voting rights may outweigh the expected benefit of voting, particularly in the case of foreign securities. For example, it may be necessary to hire a translator to translate meeting materials written in foreign languages or travel to a foreign country in order to vote in person, or there may be increased custodian bank fees and charges for obtaining power of attorney documents. In such cases, Batterymarch will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts in relation to the cost of exercising proxy voting rights.

F. Proxy Voting-Related Disclosures

(1) Proxy Voting Independence and Intent

Batterymarch exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Batterymarch and its employees shall not consult with or enter into any formal or informal agreements with Batterymarch’s parent, Legg Mason, Inc., any Legg Mason affiliate, or any of their respective officers, directors or employees, regarding the voting of any securities by Batterymarch on behalf of its clients.

Batterymarch and its employees must not disclose to any person outside the firm, including without limitation, another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Batterymarch intends to vote a proxy without prior approval from Batterymarch’s CCO. Batterymarch and its employees may disclose to a client or its agents how Batterymarch intends to vote proxies on behalf of the client account’s portfolio only.

If an employee of Batterymarch, other than the Proxy Manager, receives a request to disclose Batterymarch’s proxy voting intentions to, or is otherwise contacted by, another person outside of Batterymarch (including an employee of a Legg Mason affiliate) in connection with an upcoming proxy voting matter, the employee should refrain from responding to the inquiry and immediately notify Batterymarch’s CCO or Proxy Manager.

If one of Batterymarch’s portfolio managers wants to take a public stance with respect to a proxy, the portfolio manager must consult with and obtain the approval of Batterymarch’s CCO before making or issuing a public statement.

(2) Disclosure of Proxy Votes and Policy and Procedures

Batterymarch’s proxy voting agent maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts, including the number of shares held, meeting date, type of meeting, management recommendation and the rationale for each vote. The proxy voting agent provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

Batterymarch provides proxy voting summary reports to clients for whom Batterymarch exercises voting responsibility on an annual basis or more frequently, subject to such clients’ reporting requirements.

Batterymarch will provide all necessary information regarding its proxy voting policies and procedures and proxy voting record to investment managers of registered investment companies for which Batterymarch provides investment advisory or sub-advisory services so that such registered investment companies may disclose such policies and procedures as required under current regulations. The investment companies may utilize such information to file with the SEC, and make available to shareholders, the specific proxy votes that were cast in shareholder meetings of issuers of portfolio securities held by such investment companies, including annual reporting of the proxy voting record on Form N-PX.

Batterymarch must deliver to each client for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of its Proxy Voting Policy and proxy voting guidelines. This summary must include information on how clients may obtain information about how Batterymarch has voted proxies for their accounts and must also state that a copy of Batterymarch’s Proxy Voting Policy and proxy voting guidelines is available upon request. Such summary may be included in Batterymarch’s Form ADV, Part 2A brochure.

Upon Batterymarch’s receipt of any client request for information on how Batterymarch voted proxies for that client’s account, Batterymarch must promptly provide the client with such requested information in writing.

Batterymarch must create and maintain a record of each client request for proxy voting information or a copy of Batterymarch’s Proxy Voting Policy and proxy voting guidelines. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Batterymarch’s response. Batterymarch must also maintain copies of written client requests and copies of all responses to such requests.

Client requests for obtaining information about Batterymarch’s proxy voting record for securities held in client account portfolios or Batterymarch’s Proxy Voting Policy and proxy voting guidelines may be obtained by contacting Batterymarch’s Proxy Manager by telephone at (617) 266-8300, or by writing to:

Batterymarch Financial Management, Inc.

Attention: Proxy Manager

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, Massachusetts 02116 USA

G. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Batterymarch’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Batterymarch may undertake such activism in connection with a proxy or otherwise if and to the extent that Batterymarch determines that doing so is consistent with applicable general fiduciary principles, provided the CCO has approved of the proposed activism.

Absent a specific contrary written agreement with a client, Batterymarch does not: (i) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject; or (ii) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in client accounts is expressly reserved to the client.

IV. Administration

Any questions regarding the application of these policies and procedures should be referred to Batterymarch’s CCO.

V. Recordkeeping

Batterymarch’s Compliance Department will maintain the following records relating to these proxy voting policies and procedures for a minimum of six (6) years after the end of the fiscal year in which the event occurred (the first two (2) years in an easily accessible place):

(i) a copy of these proxy voting policies and procedures, including any and all amendments that may be adopted;

(ii) a copy of each proxy statement that Batterymarch receives regarding client securities;

(iii) a record of each vote cast by Batterymarch on behalf of a client;

(iv) documentation relating to the identification and resolution of conflicts of interest;

(v) any documents created by Batterymarch that were material to a proxy voting decision or that memorialized the basis for that decision;

(vi) a copy of each client request for information on how Batterymarch voted proxies on behalf of the client, and a copy of any written response by Batterymarch to any client request for information on how Batterymarch voted proxies on behalf of the requesting client; and

(vii) records showing whether or not Batterymarch has proxy voting authority for each client account.

Batterymarch’s Compliance Department shall also maintain such records as are necessary to allow its registered investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Batterymarch may rely on proxy statements filed on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system, as well as, on third party records of proxy statements if the third party is able to provide copies of such proxy statements promptly upon request. In addition, Batterymarch may rely on a third party to make and retain, on Batterymarch’s behalf, records of votes cast by Batterymarch on behalf of clients if the third party is able to provide a copy of such records promptly upon request.

Transparency. Inclusiveness. Global Expertise.

2014 U.S. Proxy Voting Summary Guidelines

January 13, 2014

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 U.S. Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

Updated Jan. 13, 2014

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-9

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-10

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-11

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-12

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-13

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

▶▶▶▶ ▶

Amend Quorum Requirements

Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

▶▶▶▶▶

Amend Minor Bylaws

Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

▶▶▶▶▶

Change Company Name

Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

▶▶▶▶ ▶

Change Date, Time, or Location of Annual Meeting

Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the curren t scheduling or location is unreasonable.

▶▶▶▶▶

Other Business

Vote against proposals to approve other business when it appears as voting item.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-14

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

▶▶▶▶▶

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non- audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-15

Shareholder Proposals Limiting Non-Audit Services

Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

▶▶▶▶▶

Shareholder Proposals on Audit Firm Rotation

Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

▶▶▶▶▶

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.

4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-16

Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by- case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year,

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-17

and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-18

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

•	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-19

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-20

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

▶▶▶▶▶

[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-21

2014 ISS Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[i] of the company or one of its affiliatesii.
1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.	Former CEO of the companyiii,iv.
2.3.	Former CEO of an acquired company within the past five yearsiv.
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.
2.6.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-22

ii “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-23

Other Board-Related Proposals

Age/Term Limits

Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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Board Size

Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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Classification/Declassification of the Board

Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO Succession Planning

Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

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Cumulative Voting

Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-24

Director and Officer Indemnification and Liability Protection

Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

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Establish/Amend Nominee Qualifications

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-25

Establish Other Board Committee Proposals

Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

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Filling Vacancies/Removal of Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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Independent Chair (Separate Chair/CEO)

Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-26

•	Two-thirds independent board;

•	Fully independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

▶▶▶▶▶

Majority of Independent Directors/Establishment of Independent Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

▶▶▶▶▶

Majority Vote Standard for the Election of Directors

Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-27

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶▶▶

Require More Nominees than Open Seats

Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

▶▶▶▶▶

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

▶▶▶▶ ▶

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-28

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

▶▶▶▶▶

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

▶▶▶▶▶

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

▶▶▶▶▶

Amend Bylaws without Shareholder Consent

Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

▶▶▶▶ ▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-29

Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

▶▶▶▶▶

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

▶▶▶▶▶

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote for proposals to opt out of control share cash-out statutes.

▶▶▶▶▶

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote for proposals to opt out of state disgorgement provisions.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-30

Exclusive Venue

Vote case-by-case on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

▶▶▶▶▶

Fair Price Provisions

Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

▶▶▶▶▶

Freeze-Out Provisions

Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

▶▶▶▶▶

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-31

Net Operating Loss (NOL) Protective Amendments

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶▶▶▶▶

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-32

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶▶▶▶▶

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶▶▶▶▶

Reimbursing Proxy Solicitation Expenses

Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-33

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

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Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[6] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

▶▶▶▶▶

Shareholder Ability to Call Special Meetings

Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

[6]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-34

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

▶▶▶▶▶

Stakeholder Provisions

Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

▶▶▶▶▶

State Antitakeover Statutes

Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

▶▶▶▶▶

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

▶▶▶▶▶

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote for management proposals to eliminate par value.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-35

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

▶▶▶▶ ▶

Dual Class Structure

Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

▶▶▶▶▶

Issue Stock for Use with Rights Plan

Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-36

Preemptive Rights

Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

▶▶▶▶▶

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

▶▶▶▶▶

Recapitalization Plans

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-37

•	Conflicts of interest; and

•	Other alternatives considered.

▶▶▶▶▶

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶▶▶▶▶

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

▶▶▶▶▶

Stock Distributions: Splits and Dividends

Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶▶▶▶ ▶

Tracking Stock

Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-38

Restructuring

Appraisal Rights

Vote for proposals to restore or provide shareholders with rights of appraisal.

▶▶▶▶▶

Asset Purchases

Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

▶▶▶▶▶

Asset Sales

Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

▶▶▶▶▶

Bundled Proposals

Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

▶▶▶▶ ▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-39

Conversion of Securities

Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

▶▶▶▶▶

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

▶▶▶▶▶

Formation of Holding Company

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-40

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

▶▶▶▶▶

Joint Ventures

Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-41

Liquidations

Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

▶▶▶▶▶

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-42

Private Placements/Warrants/Convertible Debentures

Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-43

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

▶▶▶▶▶

Reorganization/Restructuring Plan (Bankruptcy)

Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

▶▶▶▶▶

Special Purpose Acquisition Corporations (SPACs)

Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-44

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

▶▶▶▶▶

Spin-offs

Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

▶▶▶▶▶

Value Maximization Shareholder Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-45

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

▶▶▶▶▶

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-46

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote against an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-47

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[8] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

[8]	ISS research reports will include realizable pay for S&P1500 companies.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-48

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

▶▶▶▶▶

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-49

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-50

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against OR withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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Pay-for-Performance Misalignment—Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-51

Three-Year Burn Rate/Burn Rate Commitment

Generally vote against equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote against or withhold from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

Burn Rate Table for 2014

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2014 Burn Rate Cap*	Mean	Standard Deviation	2014 Burn Rate Cap*
1010	Energy	2.14%	2.16%	4.30%	2.66%	3.60%	7.46%*
1510	Materials	1.55%	1.30%	2.85%	3.20%	4.65%	7.85%
2010	Capital Goods	1.81%	1.39%	3.20%	3.28%	4.88%	8.16%
2020	Commercial & Professional Services	2.55%	1.82%	4.37%	3.68%	3.65%	7.33%
2030	Transportation	1.53%	1.80%	3.33%	1.71%	1.98%	3.69%
2510	Automobiles & Components	1.78%	2.03%	3.81%	2.74%	3.21%	5.95%
2520	Consumer Durables & Apparel	2.48%	1.80%	4.28%	3.37%	4.24%	7.61%
2530	Consumer Services	2.55%	1.61%	4.16%	2.16%	2.12%	4.28%
2540	Media	2.45%	1.98%	4.43%	3.23%	2.24%	5.47%
2550	Retailing	2.41%	1.75%	4.16%	3.39%	3.21%	6.60%
3010, 3020, 3030	Consumer Staples	1.59%	1.18%	2.77%	2.13%	2.32%	4.45%
3510	Health Care Equipment & Services	3.00%	1.82%	4.82%	4.81%	4.27%	9.08%
3520	Pharmaceuticals & Biotechnology	3.65%	2.26%	5.91%	4.87%	4.11%	8.98%
4010	Banks	1.48%	1.65%	3.13%	1.12%	1.67%	2.79%
4020	Diversified Financials	3.65%	5.09%	8.74%	2.74%	4.43%	7.56%*
4030	Insurance	1.75%	1.55%	3.30%	1.05%	1.53%	2.58%
4040	Real Estate	1.36%	1.50%	2.86%	1.12%	1.56%	2.68%
4510	Software & Services	4.56%	2.69%	7.25%	5.26%	3.88%	9.14%
4520	Technology Hardware & Equipment	3.50%	1.99%	5.49%	3.96%	4.95%	8.91%
4530	Semiconductor Equipment	4.34%	2.38%	6.72%	4.67%	5.08%	9.75%
5010	Telecommunication Services	2.59%	1.63%	4.22%	3.57%	3.97%	7.54%
5510	Utilities	0.82%	0.47%	2.00%*	1.76%	1.90%	3.66%

The	cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-52

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Liberal Definition of Change in Control

Generally vote against equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

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Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-53

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

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Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider case-by-case a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The general vesting provisions of option grants; and

•	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn- rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-54

Other Compensation Plans

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans—Qualified Plans

Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

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Employee Stock Purchase Plans—Non-Qualified Plans

Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-55

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ director classification; or

•	The plan contains excessive problematic provisions.

Vote case-by-case on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

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Option Exchange Programs/Repricing Options

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-56

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

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Stock Plans in Lieu of Cash

Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third -party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-57

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Equity Plans for Non-Employee Directors

Vote case-by-case on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non- employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-58

Non-Employee Director Retirement Plans

Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

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Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

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Bonus Banking/Bonus Banking “Plus”

Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

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Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-59

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

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Golden Coffins/Executive Death Benefits

Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-60

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Non-Deductible Compensation

Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

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Pay for Performance

Performance-Based Awards

Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-61

proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-62

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit CEOs from Serving on Compensation Committees

Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-63

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

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Severance Agreements for Executives/Golden Parachutes

Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Share Buyback Holding Periods

Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Supplemental Executive Retirement Plans (SERPs)

Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-64

Tax Gross-Up Proposals

Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-65

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Animal Welfare

Animal Welfare Policies

Generally vote for proposals seeking a report on a company’s animal welfare standards, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

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Animal Testing

Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

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Animal Slaughter

Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

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Consumer Issues

Genetically Modified Ingredients

Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-66

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

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Reports on Potentially Controversial Business/Financial Practices

Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential burden and scope of the requested report.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-67

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

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Product Safety and Toxic/Hazardous Materials

Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

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Tobacco-Related Proposals

Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-68

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

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Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•

Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-69

•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Energy Efficiency

Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

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Renewable Energy

Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

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Diversity

Board Diversity

Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-70

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Equality of Opportunity

Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Environment and Sustainability

Facility and Workplace Safety

Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-71

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

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General Environmental Proposals and Community Impact Assessments

Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

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Hydraulic Fracturing

Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

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Operations in Protected Areas

Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-72

Recycling

Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

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Sustainability Reporting

Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Water Issues

Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-73

General Corporate Issues

Charitable Contributions

Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Data Security, Privacy, and Internet Issues

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to Internet privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote against proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-74

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

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Operations in High Risk Markets

Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-75

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

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Outsourcing/Offshoring

Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

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Weapons and Military Sales

Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-76

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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7. Mutual Fund Proxies

Election of Directors

Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-77

Converting Closed-end Fund to Open-end Fund

Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

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Proxy Contests

Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

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Investment Advisory Agreements

Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-78

Preferred Stock Proposals

Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

▶▶▶▶▶

1940 Act Policies

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

▶▶▶▶▶

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

▶▶▶▶▶

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

▶▶▶▶▶

Name Change Proposals

Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-79

Change in Fund’s Subclassification

Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

▶▶▶▶▶

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

▶▶▶▶ ▶

Disposition of Assets/Termination/Liquidation

Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

▶▶▶▶▶

Changes to the Charter Document

Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-80

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

▶▶▶▶▶

Changing the Domicile of a Fund

Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

▶▶▶▶▶

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

▶▶▶▶▶

Distribution Agreements

Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

▶▶▶▶▶

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-81

Mergers

Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

▶▶▶▶▶

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

▶▶▶▶▶

Reimburse Shareholder for Expenses Incurred

Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

▶▶▶▶▶

Terminate the Investment Advisor

Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

▶▶▶▶▶

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-82

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-83

Transparency. Inclusiveness. Global Expertise.

2014 Americas Regional Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in “Tax Haven” markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Note that companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS’ FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	2

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	3

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for the approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

▶▶▶▶▶

Appointment of Auditors and Auditor Fees

Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and

•	Fees for non-audit services exceed standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor’s (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

▶▶▶▶▶

Appointment of Internal Statutory Auditors

Vote for the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

▶▶▶▶▶

Allocation of Income

Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	4

•	The payout is excessive given the company’s financial position.

▶▶▶▶▶

Stock (Scrip) Dividend Alternative

Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

▶▶▶▶▶

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

▶▶▶▶▶

Change in Company Fiscal Term

Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

▶▶▶▶ ▶

Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

▶▶▶▶▶

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

▶▶▶▶ ▶

Transact Other Business

Vote against other business when it appears as a voting item.

▶▶▶▶▶

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	5

2. BOARD OF DIRECTORS

Director Elections

Vote for management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For Foreign Private Issuers (FPIs), vote against non-independent nominees if:

•	The board is less than majority independent;

•	Non-independent nominees sit on any key committee(s); or

•	The company lacks any formal key committee(s).

For FPIs, generally vote against directors nominated by slate ballot.

▶▶▶▶▶

[Please see the ISS Americas Regional Classification of Directors on the following page.]

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	6

ISS Classification of Directors—Americas Regional Policy 2014

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family, but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]

“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	7

[2]

Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]

A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4]

For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]

For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶▶▶▶▶

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e. , maximize long-term shareholder value).

▶▶▶▶ ▶

Discharge of Directors

Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	8

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

▶▶▶▶▶

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

▶▶▶▶▶

Board Structure

Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

▶▶▶▶▶

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	9

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

▶▶▶▶▶

Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

▶▶▶▶▶

Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

▶▶▶▶▶

Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

▶▶▶▶ ▶

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	10

Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

▶▶▶▶▶

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

▶▶▶▶▶

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

▶▶▶▶▶

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

▶▶▶▶▶

Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration that does not exceed market practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests.

In such cases, the authority must comply with the following criteria:

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	11

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

▶▶▶▶▶

Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

▶▶▶▶▶

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

▶▶▶▶▶

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	12

4. COMPENSATION

Compensation Plans

Vote compensation plans on a case-by-case basis.

Vote against a stock option plan, or an amendment to the plan, if:

•	The maximum number of shares to be issued under the proposed plan is not disclosed; and/or

•	The company has not disclosed any information regarding the key terms of the proposed stock option plan.

For FPIs, vote against a stock option plan, or an amendment to the plan, if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.

▶▶▶▶▶

Director Compensation

Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

▶▶▶▶▶

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	13

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

▶▶▶▶▶

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

▶▶▶▶▶

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

▶▶▶▶▶

Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

▶▶▶▶▶

Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

▶▶▶▶▶

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	14

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

▶▶▶▶▶

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

▶▶▶▶▶

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

▶▶▶▶▶

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	15

6. Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS’ Americas Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

▶▶▶▶▶

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	16

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 Americas Regional Proxy Voting Summary Guidelines	17

Transparency. Inclusiveness. Global Expertise.

2014 Asia-Pacific Regional Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

The following is a condensed version of the proxy voting recommendations contained in ISS’ Asia-Pacific Regional Proxy Voting Manual. Note that Asia-Pacific markets covered in this document exclude markets which have separate stand-alone market policies, which are Japan, China, Hong Kong, Singapore, Korea, Taiwan, Australia, and New Zealand.

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	2

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	3

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for the approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

▶▶▶▶▶

Appointment of Auditors and Auditor Fees

Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

▶▶▶▶▶

Appointment of Internal Statutory Auditors

Vote for the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

▶▶▶▶▶

Allocation of Income

Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

▶▶▶▶▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	4

Stock (Scrip) Dividend Alternative

Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

▶▶▶▶▶

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

▶▶▶▶▶

Change in Company Fiscal Term

Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

▶▶▶▶ ▶

Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

▶▶▶▶▶

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

▶▶▶▶ ▶

Transact Other Business

Vote against other business when it appears as a voting item.

▶▶▶▶▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	5

2. BOARD OF DIRECTORS

Director Elections

Vote for management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

For Malaysia and Thailand, vote for the election of a board-nominated candidate unless:

•

He or she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies;

•	The director has served on the board for less than a year; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

•	He or she is an executive director serving on the audit, remuneration, or nomination committees; or

•	He or she is a non-independent director nominee and the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

For Philippines, where independent directors represent less than the higher of: three independent directors or 30 percent of the board, recommend against the following candidates:

•	An executive director with exception of the CEO; or

•	One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company

In accordance with local standards, in determining whether the required percentage of independent directors is satisfied, the total number of directors is multiplied by 30 percent and the product is rounded down to the nearest whole number. For example, a thirteen-director board with three independent directors satisfies the board independence requirement, even though the board is only 21.4-percent independent.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	6

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

▶▶▶▶ ▶

[Please see the ISS Asia-Pacific Regional Classification of Directors on the following page.]

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	7

ISS Classification of Directors—Asia-Pacific Regional Policy 2014

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]

“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	8

[2]

Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]

A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4]

For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]

For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶▶▶▶▶

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e. , maximize long-term shareholder value).

▶▶▶▶ ▶

Discharge of Directors

Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	9

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

▶▶▶▶▶

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis. Vote against proposals to indemnify external auditors.

▶▶▶▶▶

Board Structure

Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

▶▶▶▶▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	10

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

▶▶▶▶▶

Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

▶▶▶▶▶

Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

▶▶▶▶▶

Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

▶▶▶▶ ▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	11

Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

▶▶▶▶▶

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

▶▶▶▶▶

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

▶▶▶▶▶

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

▶▶▶▶▶

Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	12

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

▶▶▶▶▶

Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

▶▶▶▶▶

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

▶▶▶▶▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	13

4. COMPENSATION

Compensation Plans

Vote compensation plans on a case-by-case basis.

▶▶▶▶ ▶

Director Compensation

Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

▶▶▶▶▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	14

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

▶▶▶▶▶

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

▶▶▶▶▶

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

▶▶▶▶▶

Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

▶▶▶▶▶

Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

▶▶▶▶▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	15

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

▶▶▶▶▶

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

▶▶▶▶▶

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

▶▶▶▶▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	16

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

▶▶▶▶ ▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	17

6. Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS’ Asia-Pacific Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

▶▶▶▶▶

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	18

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 Asia-Pacific Regional Proxy Voting Summary Guidelines	19

Transparency. Inclusiveness. Global Expertise.

2013 Australian Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2013 Australian Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2012

Published Dec. 19, 2013

The following guidelines apply to ASX-registered issuers and those entities listed on the ASX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in Australia typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2014 AGM season, these guidelines may be amended accordingly.

ISS’ 2013 Australian Proxy Voting Guidelines	2

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INTRODUCTION

The principle underpinning all ISS’ recommendations is that shareholders are the owners of listed companies.1 As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

Overview

Regularly occurring agenda items include:

•	Consideration of the financial statements and reports (not normally a voting item);

•	Election of directors;

•	Non-binding vote on the remuneration report;

•	Approving issue of options (or other equity securities) to directors;

•	Approving an increase in the aggregate non-executive director fee cap;

•	Approving changes to the company’s constitution (requiring a 75-percent majority of votes cast).

[1]	The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

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GENERAL

Company Name Change

ISS Recommendation: Generally, FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company’s identity and activities.

Significant Change in Activities

ISS Recommendation: Generally, FOR

ISS generally recommends for resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully paid ordinary share carries one vote on a poll and equal dividends. Partly paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

ISS will recommend against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

ISS will recommend FOR proposals to create a new class of non-voting or subvoting shares only if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

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Mergers and Demergers

ISS Recommendation for introduction: CASE-BY-CASE

ISS will generally recommend for mergers and acquisitions, and demergers/spinoffs, unless:

•	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

•	The company’s structure following the acquisition or merger does not reflect good corporate governance;

•	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer.

ISS will recommend against if the company does not provide sufficient information upon request to make an informed voting decision.

Financial Statements

ISS Recommendation: Generally, FOR

ISS will recommend for approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or the audit procedures used;

•

The company is not responsive to shareholder questions about specific items that should be publicly disclosed. Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

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SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

ISS Recommendation: Generally, FOR

A company’s decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals.

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Buybacks

ISS Recommendation: Generally, FOR

ISS generally recommends for requests to repurchase shares, unless:

•	There is clear evidence available of past abuse of this authority;

•	It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

ISS considers the following conditions in buyback plans: limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS considers that, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the “15-percent-in-12-months” cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

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•	Dilution to shareholders;

•

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

•	Discount/premium in purchase price to the investor;

•	Use of proceeds;

•	Any fairness opinion;

•	Results in a change in control;

•	Financing or strategic alternatives explored by the company;

•	Arms-length negotiations;

•	Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to ISS guidelines on share issuances in terms of dilution (see above), ISS routinely recommends in favor of such proposals.

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BOARD OF DIRECTORS

Director Age Limits

ISS Recommendation: Generally, AGAINST

The Australian Corporations Act no longer includes an age limit for directors of public companies. ISS supports resolutions seeking to remove the age limitation contained in companies’ constitutions in order to bring them in line with the Australian Corporations Act.

ISS considers that age should not be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of his or her individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, ISS does not consider they should be disqualified from remaining in office.

Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The Australian Corporations Act requires a minimum of three directors for public companies. There is no maximum limit set out in the Act, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size.

ISS generally recommends AGAINST resolutions that seek to remove any maximum limit on board size.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

Classification of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS’ definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

•	Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

•	Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

•	Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

•	Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

•	Does not have a material contractual relationship with the corporate group;

•	Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

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Substantial Shareholders

•	A “substantial” shareholder is a shareholder controlling 5 percent or more of the voting rights in the company.

•

Where a person is a non-executive director of a substantial shareholder, he or she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he or she is classified as non-independent.

Former Executives

•

The three-year rule is treated as a genuine “cooling off” period. Therefore, a non-executive director is treated as affiliated if he or she has previously been employed in an executive capacity by the company or another group member, and there was not a period of at least three years between ceasing such employment and serving on the board.

Advisers, Suppliers, Customers

•

Where a person is a non-executive director of a material adviser/supplier/customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he or she is classified as independent (unless a separate reason exists for classifying as non-independent).

•

The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and A$50,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

Residual

•	A company founder is classified as non-independent under the “residual” category (other interests or relationships) even if he or she is no longer a substantial shareholder.

•	A relative of a substantial shareholder, or of a current or former executive, is classified as non-independent under the residual category.

•	If the company’s annual report classifies a director as non-independent without further information, he or she is classified as non-independent under the residual category.

•

There is no hard and fast rule about tenure (length of time on the board) impacting independence. However, a non-executive director who has served 20 or more years would be classified as non-independent under the residual category.

Election of Directors

ISS considers the overall composition of the board, and of the audit, remuneration, and nomination committees, as well as individual directors’ attendance records.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his/her (re)election. Examples of circumstances where ISS will consider recommending against a director’s (re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders.

Where there is a majority-independent board (greater than 50 percent), ISS will recommend for the (re)election of a board-nominated director unless:

•

He or she is executive and chairperson, and no “lead director” has been appointed from among the independent directors (recommend against; but if he or she is company founder and integral to the company, recommend for);

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•	He or she is executive (but not the CEO) and is on the audit committee (recommend against);

•	He or she is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee (recommend against);

•	He or she is executive (but not the CEO) and is on the remuneration committee, and the remuneration committee is not majority-independent (recommend against);

•	He or she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend against);

•

He or she sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend against, in the absence of exceptional circumstances).

Where there is not a majority-independent board (less than or equal to 50 percent):

•

Generally recommend against executive directors (except the CEO and founders integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in Australia for senior executives to be invited to board meetings to make presentations and answer questions;

•

Recommend against a representative of a substantial shareholder on a board where the reason independent directors constitute a minority of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

•	Recommend against any director who is non-independent due to being a former partner or employee of the company’s auditor, and is on the audit committee;

•	Recommend against any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

•

Recommend against any director who sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies, unless exceptional circumstances exist.

Recommend against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend against directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Combination of CEO and Chairperson

ISS Recommendation: CASE-BY-CASE

ISS supports the separation of the roles of chairperson and CEO in principle but acknowledges that there may be certain mitigating factors to counterbalance a board structure where the roles are combined, such as the appointment of a lead director. ISS also considers companies should be allowed the discretion in exceptional circumstances to temporarily combine the roles if adequate justification is provided. If the company combines these two positions into one person, then the company must provide for adequate control mechanisms.

Removal of Directors

ISS Recommendation: CASE-BY-CASE

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The major decision factors are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders.

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REMUNERATION

Remuneration Report

ISS Recommendation: CASE-BY-CASE

ISS’ approach is to ascertain, from the remuneration report, the key positive and negative features of the company’s approach to executive and non-executive remuneration, and then make a voting recommendation after balancing those positive and negative features. An assessment is made of both (a) the way in which the company pays its executives and non-executive directors and (b) the adequacy and quality of the company’s disclosure.

In relation to (a), ISS’ approach to long-term incentive plans and option plans is covered in “Remuneration of Executives: Options and Other Long-Term Incentives” below.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company’s non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

When assessing requests for an increase in the fee cap, ISS applies a case-by-case approach, taking into account the following factors:

•	The size of the proposed increase;

•	The level of fees compared to those at peer companies;

•	The explanation the board has given for the proposed increase;

•	Whether the company has discontinued retirement benefits;

•	The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

•	The company’s policy and practices on non-executive director remuneration, including equity ownership;

•	The number of directors presently on the board and any planned increases to the size of the board;

•	The level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, recommend against the increase. ISS also will recommend against a fee cap increase where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Approval of Share Plan

ISS Recommendation: Generally, FOR

This type of resolution seeks shareholder approval for the company’s non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

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The ISS recommendation in such cases is generally for because all three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors—ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding.

Remuneration of Executive Directors: Share Incentive Schemes

ISS Recommendation: CASE-BY-CASE

ISS takes a similar approach to share incentive schemes as it does to share option plans (see “Remuneration of Executives: Options and Other Long-Term Incentives” below).

Share incentive schemes in Australia usually provide for “performance rights,” “performance shares,” “conditional rights,” or similar instruments, all of which are economically zero exercise price options (ZEPOs).

A smaller number of share incentive schemes are structured as loan-funded share plans.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

In Australia, there is no statutory or listing rule requirement for companies to put share option plans or other long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of a plan so that options or other equity instruments issued under it do not count toward the “15 percent in 12 months” dilution cap (see “Issue of Shares (Placement): Advance Approval”, above).

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of options or shares to a director. However, there is a carve-out for grants of shares where those shares were purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. In ISS’ view—reflecting the views of many institutional investors in Australia—the carve-out is inappropriate, and long-term incentive grants of shares to executive directors should be put to shareholders for a vote, regardless of whether the shares are newly issued or purchased on market. If a company utilizes the Listing Rule 10.14 carve-out, this is treated as a negative factor in ISS’ assessment of the Remuneration Report.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise Price

•

Option exercise prices should not be at a discount to the market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as “discounted” options, but the following requirements in terms of vesting period, performance hurdles, etc., apply equally.)

•	Plans should not allow the repricing of underwater options.

Vesting Period

•	Should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is too short).

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Performance Hurdles

•

Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

•

Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance, and the peer group should be defensible (e.g. not too small, and not “cherry picked”).

•

A sliding-scale hurdle—under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative)—is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

•

Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life and there are generous retesting provisions.

•

An accounting-related hurdle does not necessarily require that shareholder value be improved before the incentive vests. In other words, with an accounting performance hurdle, it is possible for incentives to vest—and executives to be rewarded—without any medium to long-term improvement in shareholder return having been delivered. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long term.

•

Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) ZEPOs. Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at the grant date for the executive to have an incentive to exercise. ZEPOs have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are ZEPOs, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than ZEPOs, are being granted.

•

For an EPS target to be sufficiently stretching, the target should specify a hurdle that will require EPS to have grown significantly. In assessing whether an EPS hurdle is sufficiently stretching for a particular company, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options should vest only for EPS performance that exceeds consensus analyst forecasts.

Retesting

•

A retest is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors, in markets like the U.K., do not support retesting of performance criteria on share options or other share-based incentive awards, arguing that retesting undermines the incentive value of such awards. However, such provisions have not been uncommon in the Australian market. At the same time, however, as companies have moved toward annual grants of awards that mitigate the concerns over “cliff-vesting,” and the increasingly held view among institutions that retesting does not constitute best practice, companies are encouraged to review such practices and move toward reducing the number of retests to a small number, if not eliminating retesting altogether.

•

In cases where retesting exists, ISS will evaluate the type of retesting, either fixed-base or rolling, and the frequency of the retesting. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than retesting from a rolling start date.) Where a company has a particularly generous retesting regime, and has not committed to reduce the number of retests to a small number, ISS will recommend against a resolution to approve the scheme in question, or a grant of options/rights under the scheme. This may also lead to an against recommendation on the remuneration report, depending on other aspects of executive and non-executive pay. In the case of new plans, ISS considers that companies should not include retesting provisions as a matter of best practice, but will take a case-by-case approach in such instances.

Transparency

•	Methodology for determining exercise price should be disclosed.

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•	Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.

•	Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.

•	Time restrictions before options can be exercised should be disclosed.

•	Any restrictions on disposing of shares received should be disclosed.

•	Full cost of options to the company should be disclosed.

•	Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.

•	Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders’ Equity

•	Aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

•	Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

•	Scheme should be open to all key executives.

•	Scheme should not be open to non-executive directors.

Other

•	Plans should include reasonable change-in-control provisions (i.e. pro rata vesting time and size of awards).

•

Plans should include “good” leaver/“bad” leaver provisions to minimize excessive and unearned payouts (see below for a discussion of ISS specific approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

In summary, ISS generally opposes plans, and proposed grants under plans, if any of the following apply:

•	Exercise price is discounted;

•	Vesting period is too short;

•

Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);

•	Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met during the initial testing period;

•	Plan allows for excessive dilution;

•	Company failed to disclose adequate information regarding any element of the scheme.

Long-Term Incentive Plan Amendments

ISS recommendation: CASE-BY-CASE

When evaluating amendments to existing plans ISS initially uses its long-term incentive plan guidelines (see above). ISS then determines if the amendment is improving/removing negative features or if it is exacerbating such features. If the

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amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, ISS would recommend against the amendment to express dissatisfaction with the underlying terms of the plan.

Termination benefit approvals

ISS recommendation: CASE-BY-CASE

Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e. without shareholder approval) “termination benefits” to senior executives at 12 months’ base pay. Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration. Companies are able to seek approval of such payments, including benefits from unvested equity grants on termination, in advance including by seeking general approval for vesting of equity incentives on termination under a specific equity plan.

ISS will generally recommend against resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e. 12 months’ base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote for the provision of termination benefits under the plan in excess of 12 months’ base salary, only if the approval is for three years or less and no vesting without satisfaction of sufficiently demanding performance hurdles is permitted.

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AUDITORS

Reappointment of Auditor, and Authorization for the Directors to Set Auditor’s Remuneration

ISS Recommendation: Generally, FOR

This type of resolution is not required under Australian law, and so it arises for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

ISS will recommend for the appointment of auditors and authorizing the board to fix their remuneration, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Appointment of a New Auditor

ISS Recommendation: Generally, FOR

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Unless there is some compelling reason why a new auditor selected by the board should not be endorsed, the recommendation is for. A compelling reason might be a past association as auditor during a period of financial trouble.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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MISCELLANEOUS
Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company’s constitution are required to be approved by a special resolution (75-percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new “plain language,” and updated, version.

Renewal of “Proportional Takeover” Clause in Constitution

ISS Recommendation: Generally, FOR

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask their shareholders to reinsert the clause into the constitution, at every third AGM. The clause cannot be used as a management entrenchment device given that if a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, allowing the bid to be made will be taken as approved.

ISS’ 2013 Australian Proxy Voting Guidelines	20

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2013 Australian Proxy Voting Guidelines	21

Transparency. Inclusiveness. Global Expertise.

2014 Brazil Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Brazil Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

ISS’ 2014 Brazil Proxy Voting Guidelines	2

Antitakeover Mechanisms	16
Shareholder Proposals	17

DISCLOSURE/DISCLAIMER	18

ISS’ 2014 Brazil Proxy Voting Guidelines	3

1. OPERATIONAL ITEMS

Financial Results/Director and Statutory Reports

Vote for approval of financial statements and statutory reports, unless:

•	There are concerns about the accounts presented or audit procedures used;

•	The external auditor expresses no opinion or qualified opinion over the financial statements; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISS will note whenever fees for non-audit services exceed standard annual audit-related fees. However, Brazilian companies are not required to present the ratification of external auditors to a shareholder vote, and the establishment of an audit committee is not mandatory. (Brazilian regulations allow external auditors to serve for a five-year term, or a 10-year term if the company establishes an audit committee.) Consequently, excessive non-audit fees will generally not result in adverse vote recommendations.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

▶▶▶▶▶

Appointment of Internal Statutory Auditors (Fiscal Council)

Vote for the appointment or (re)election of statutory auditors, unless:

•	The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

▶▶▶▶▶

Allocation of Income

Brazilian companies are generally required to distribute at least 25 percent of adjusted net income as dividends to shareholders. Brazilian law also considers interest-on-capital-stock payments as dividends.

Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of adequate total shareholder returns; or

•	The payout is excessive given the company’s financial position.

▶▶▶▶▶

ISS’ 2014 Brazil Proxy Voting Guidelines	4

Stock (Scrip) Dividend Alternative

Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

▶▶▶▶▶

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

Note that Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital.

▶▶▶▶ ▶

Change in Company Fiscal Term

Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

▶▶▶▶▶

Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

▶▶▶▶▶

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

▶▶▶▶▶

ISS’ 2014 Brazil Proxy Voting Guidelines	5

2. BOARD OF DIRECTORS

Director Elections

The best practice code of the Brazilian Institute of Corporate Governance (IBGC) recommends that boards be at least majority independent. This recommendation has become increasingly pertinent as the free float of Brazilian companies continues to grow. Nonetheless, majority-independent boards remain very rare in Brazil.

Companies that are part of the Novo Mercado and Nivel 2 listing segments of the Sao Paulo Stock Exchange (BM&FBovespa) are required to maintain a minimum of 20-percent board independence. BM&FBovespa regulations also allow companies to round down the required number of independent directors. Companies that are part of the Nivel 1 listing segment and non-differentiated (“traditional”) companies are not subject to a minimum requirement.

Institutional investors largely believe that the aforementioned board independence requirements are presently inadequate, in light of the current free float and average board independence of companies in the differentiated listing segments. Moreover, the BM&FBovespa itself has sought to raise its minimum independence requirements, though issuers belonging to the voluntary listing segments voted down a proposal to do so in 2010.

ISS’ benchmark board independence policy specifies that the boards of issuers belonging to the Novo Mercado and Nivel 2, the country’s highest levels of corporate governance, must be at least 30-percent independent, consistent with proportional board representation best practices and the growing expectations of institutional investors.

Very few companies present unbundled director election proposals. While directors nominated by a controlling shareholder must be disclosed 15 days prior to the meeting date, minority shareholders may present the names of their nominees up to the time of the meeting. These rules were designed to minimize restrictions on minority shareholders, but end up having a negative impact on international investors, who must often submit voting instructions in the absence of complete nominee information.

Vote for the bundled election of directors, unless:

•	Adequate disclosure of management nominees has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote against the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies is not at least 30-percent independent.

Vote against the bundled election of directors if the names of the management nominees are not disclosed in a timely manner prior to the meeting.

Vote against the election of directors nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

ISS’ 2014 Brazil Proxy Voting Guidelines	6

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

▶▶▶▶ ▶

[Please see the ISS Classification of Directors-Brazil Policy on the following page.]

ISS’ 2014 Brazil Proxy Voting Guidelines	7

ISS Classification of Directors—Brazil Policy 2014

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

ISS’ 2014 Brazil Proxy Voting Guidelines	8

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶▶▶▶▶

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

▶▶▶▶ ▶

Discharge of Directors

Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

ISS’ 2014 Brazil Proxy Voting Guidelines	9

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

▶▶▶▶▶

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis. Vote against proposals to indemnify external auditors.

▶▶▶▶▶

Board Structure

Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

Vote against proposals to increase board terms.

▶▶▶▶▶

ISS’ 2014 Brazil Proxy Voting Guidelines	10

3. CAPITAL STRUCTURE

Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital through the approval of article amendments. However, Brazilian regulations also allow the board to issue shares up to the authorized capital limit, without additional shareholder approval, as long as such a provision is included in the company’s bylaws.

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

▶▶▶▶▶

Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

▶▶▶▶▶

Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

▶▶▶▶▶

Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

▶▶▶▶▶

ISS’ 2014 Brazil Proxy Voting Guidelines	11

Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

▶▶▶▶▶

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

▶▶▶▶▶

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

▶▶▶▶▶

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

▶▶▶▶▶

Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital; and

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”).

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests.

In addition, ISS will recommend against any proposal where:

ISS’ 2014 Brazil Proxy Voting Guidelines	12

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

▶▶▶▶▶

Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

▶▶▶▶▶

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

▶▶▶▶▶

ISS’ 2014 Brazil Proxy Voting Guidelines	13

4. COMPENSATION

Shareholders are asked to approve the aggregate remuneration of directors and executive officers at Brazilian annual general meetings in a binding vote. The company’s board of directors then decides how to allocate this aggregate remuneration figure among different individuals. The aggregate remuneration figure approved by shareholders should be inclusive of the variable remuneration that directors and executive officers may receive.

The Brazilian Securities Regulator (CVM) requires companies to disclose the average and maximum total compensation of their highest paid director and executive officer. However, a number of issuers have opted not to comply with the CVM’s requirement based on a federal injunction filed in 2010 by the Brazilian Institute of Finance Executives (IBEF).

Management Compensation

Generally vote for management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote against management compensation proposals when:

•	The company fails to present a detailed remuneration proposal or the proposal lacks clarity; or

•	The company does not disclose the total remuneration of its highest-paid executive; or

•	The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive’s pay.

▶▶▶▶▶

Compensation Plans

In Brazil, equity-based compensation plans were rarely submitted to shareholder approval prior to 2006. Since the publication of Instruction 481 by the Brazilian Securities Regulator (CVM) in 2010, companies are required to publish all facts relevant to such plans at least 15 days prior to the meeting date. According to this regulation, Brazilian companies should, at a minimum, disclose detailed information regarding potential dilution, exercise prices, vesting features, and performance criteria.

ISS will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value. Practically all of the plans presented since the implementation of the 2010 CVM guidelines have included reasonable dilution limits and adequate vesting conditions. Performance criteria, meanwhile, are rarely disclosed. ISS’ assessments of these plans have generally hinged on the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria.

Vote against a stock option plan, or an amendment to the plan, if:

•	The plan lacks a minimum vesting cycle of three years; and/or

•

The plan permits options to be issued with an exercise price at a discount to the current market price, in the absence of explicitly stated, challenging performance hurdles related to the company’s historical financial performance or the industry benchmarks; and/or

•

The maximum dilution exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

•	Directors eligible to receive options under the scheme are involved in the administration of the plan.

ISS’ 2014 Brazil Proxy Voting Guidelines	14

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

▶▶▶▶▶

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

▶▶▶▶▶

Appointment of Independent Auditors

Vote for the election of auditors to conduct valuation of proposed transactions, unless:

•	Name of the proposed auditors has not been published;

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

▶▶▶▶▶

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

ISS’ 2014 Brazil Proxy Voting Guidelines	15

▶▶▶▶ ▶

Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

▶▶▶▶▶

Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

▶▶▶▶ ▶

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

▶▶▶▶▶

Antitakeover Mechanisms

Mandatory Bid Provisions (sometimes referred to as poison pills in Brazil), are the antitakeover provisions most commonly used by these companies.

The ownership triggers for these mandatory bids typically range between 15-35 percent, and some include onerous minimum price provisions. The BM&FBovespa attempted in late 2010 to require all issuers in the Novo Mercado to adopt a mandatory bid provision with a 30-percent trigger, though the measure was voted down by issuers (since the Novo Mercado is a voluntary listing segment).

A few companies also include voting caps in their bylaws, though issuers in the differentiated listing segments may not have a voting cap below 5 percent.

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Vote for mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange’s Novo Mercado listing segment:

•	Ownership trigger of 30 percent or higher; and

ISS’ 2014 Brazil Proxy Voting Guidelines	16

•	Reasonable pricing provisions.

▶▶▶▶▶

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

ISS’ 2014 Brazil Proxy Voting Guidelines	17

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 Brazil Proxy Voting Guidelines	18

Transparency. Inclusiveness. Global Expertise.

2014 Canadian Proxy Voting Guidelines

Venture Companies

January 13, 2014

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Canadian Proxy Voting Guidelines-Venture Companies

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

Updated Jan. 13, 2014

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	2

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	3

1. Routine/Miscellaneous

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor report, which is included in the company’s annual report, to shareholders at every Annual General Meeting (AGM). This item is almost always non-voting.

▶▶▶▶▶

Ratification of Auditors

Generally vote for proposals to ratify auditors unless the following applies:

•	Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE: Multilateral Instrument 52-110 relating to Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

In circumstances where “Other” fees include fees related to significant one-time capital restructure events: initial public offerings, emergence from bankruptcy, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

In all Canadian jurisdictions, in conjunction with Multilateral Instrument 52-110 Audit Committees, Form 52-110F2 Disclosure for Venture Issuers requires that venture companies disclose:

•	The text of the audit committee’s charter;

•	The name of each audit committee member and state whether or not that member is (i) independent and (ii) financially literate;

•	Each audit committee member’s relevant education and experience to the performance of their duties as an audit committee member;

•	Any instances during the most recent financial year where a recommendation of the audit committee to compensate or nominate an external auditor was not adopted by the board of directors and why;

•	A description of any policies or procedures adopted by the audit committee for the engagement of non-audit services;

•	All fees paid to the external audit firm, broken down by category as (i) Audit Fees, (ii) Audit-Related Fees, (iii) Tax Fees, or (iv) Other Fees.

If a venture issuer does not solicit proxies from security holders, then the required disclosure must appear in its Annual Information Form or annual MD&A.

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Other Business

Generally vote against all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting as shareholders cannot know what they are approving.

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2. Board of Directors

Slate Ballots (Bundled director elections)

Generally withhold votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

RATIONALE: On Feb. 24, 2012, the TSX Venture exchange released a bulletin notice reminding issuers of ongoing corporate governance requirements under Venture exchange listing rules. Among the requirements is a prohibition on any mechanisms that entrench existing management, as established in section 19.6 of Policy 3.1 – Directors, Officers, Other Insiders & Personnel and Corporate Governance of the Corporate Finance Manual. Specifically cited is the prohibition on the election of the board of directors as a slate without also providing shareholders with the ability to elect each of the directors on an individual basis.

The updated policy reflects these regulatory requirements, while maintaining flexibility to address specific circumstances that would warrant a case-by-case approach.

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Voting on Director Nominees in Uncontested Elections

The following fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company’s governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders, provide shareholders with the ability to remove directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, and ensuring the alignment of director interests with those of shareholders rather than the interests of management; and structuring separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Capability: The skills, experience, and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate’s ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director’s ability to effectively serve in shareholders’ best interests.

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2014 ISS Canadian Definition of Independence

1.	Inside Director (I)
1.1	Employees of the Company or its affiliates[i];
1.2	Non-employee officer of the Company if he/she is among the five most highly compensated;
1.3	Current interim CEO or any other current interim executives;
1.4	Beneficial owner of Company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group)ii.

2.	Affiliated Outside Director

(AO) Former/Interim CEO

2.1	Former CEO of the company or its affiliates (no cooling off period) or of an acquired company within the past three years.
2.2

Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO’s compensationiii at that time.

2.3	CEO of a former parent or predecessor firm at the time the Company was sold or split off from the parent/predecessor (no cooling off period).

Non-CEO Executives

2.4	Former executive of the Company, an affiliate, or a firm acquired within the past three years;
2.5	Former interim executive if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive’s terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.
2.6	Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor (subject to three year cooling off);
2.7	Executive, former executive within the last three years, general or limited partner of a joint venture or partnership with the Company;

Relatives

2.8	Relativeiv of current executive officer[v] of the Company;
2.9	Relative of a person who has served as an executive officer of the Company within the last three years;

Transactional, Professional, Financial, and Charitable Relationships

2.10	Currently provides (or a relative provides) professional services to the Company or to its officers;
2.11	Is (or a relative is) a partner, controlling shareholder or an employee of, an organization that provides professional services to the Company, to an affiliate of the Company, or to an individual officer of the Company or one of its affiliates.
2.12	Currently employed by (or a relative is employed by) a significant customer or suppliervi;
2.13	Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives materialvii grants or endowments from the Company;
2.14	Has (or a relative has) a transactional relationship with the Company excluding investments in the Company through a private placement; Other Relationships
2.15	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders;
2.16	Founderviii of the Company but not currently an employee; Board Attestation
2.17	Board attestation that an outside director is not independent.

3.	Independent Directors (IO)
3.1	No material ties to the corporation other than board seat.

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i “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii Under this definition, officers of an entity and/or its affiliates holding more than 50% of the outstanding voting rights will be considered insiders.

iii ISS will look at the terms of the interim CEO’s compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

iv Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director’s home.

v Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

vi If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient’s gross revenues (the recipient is the party receiving proceeds from the transaction).

vii “Material” is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

viii The operating involvement of the Founder with the company will be considered. Little or no operating involvement may cause ISS to deem the Founder as an independent outsider.

Vote case-by-case on director nominees, examining the following factors when disclosed:

•	Independence of the board and key board committees;

•	Attendance at board, and if disclosed, committee meetings;

•	Corporate governance provisions and takeover activity;

•	Long-term company performance;

•	Director’s ownership stake in the company;

•	Compensation practices;

•	Responsiveness to shareholder proposals;

•	Board accountability;

•	Adoption of a Majority Voting (director resignation) policy.

RATIONALE: Corporate Governance disclosure requirements for Venture Issuers are set out in CSA Form 58-101F2. Disclosure for boards of directors includes:

•	Assessment of the independence of each director and the basis for determination;

•	Identification of any other issuer for which the director holds a board seat;

•	Description of the director orientation process, if any, and continuing education measures;

•	Description of ethical business conduct policies or procedures;

•	Disclosure of the nomination process and who is responsible for identifying new candidates;

•	Disclosure of the process for determining compensation for the directors and CEO, and who is responsible;

•	Description of standing board committees other than the audit, compensation and nominating committees;

•	Description of any board assessment procedures.

Insiders on Key Committees

Generally vote withhold from individual directors who:

•	Are insiders on the audit committee.

Generally vote withhold from individual directors who:

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•	Are insiders on the compensation committee or the nominating committee and the committee is not majority independent.

Generally vote withhold from individual directors who:

•	Are insiders and the entire board fulfills the role of a compensation committee or a nominating committee and the board is not majority independent.

RATIONALE: Given the limitations presented by extremely small boards of directors at many Canadian venture issuers, ISS believes that flexibility may be extended to these companies to permit an insider on the compensation committee (or nominating committee if there is one) as long as the committee is majority independent and thus provides an effective balance of independent directors to ensure an independent perspective to counterbalance the presence of an insider. The same rationale would apply to the board as a whole if the entire board fulfills the role of the compensation committee or nominating committee. Given, however, the importance of independent fiscal oversight to all issuers, this exception does not apply to insiders on an audit committee.

Meeting Attendance

Meeting attendance disclosure is not required for venture issuers, therefore no policy is contemplated in this area.

Policy Considerations for Majority Owned Companies1

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS’ board and committee independence policies, if the company meets all of the following independence and governance criteria:

•	Individually elected directors;

•

The number of Related Directors should not exceed the proportion of the common shares controlled by the Controlling Shareholder, to a maximum of two-thirds, however if the CEO is related to the Controlling Shareholder, then at least two-thirds of the directors should be independent of management;

•

If the CEO and chair roles are combined or the CEO is or is related to the Controlling Shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the Controlling Shareholder;

•

A majority of the audit and nominating committees should be either Independent Directors or Related Directors who are independent of management. All members of the compensation committee should be independent of management and if the CEO is related to the Controlling Shareholder, no more than one member of the compensation committee should be a related director;

•	Prompt disclosure of detailed vote results following each shareholder meeting; and

•

Adoption of a majority vote standard with director resignation policy for uncontested elections OR public commitment to adopt a majority voting standard with director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

ISS will also consider the following:

[1]

A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50% or more of the outstanding common shares.

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•	The nominating committee’s process to receive and discuss suggestions from shareholders for potential director nominees;

•	If the CEO is related to the Controlling Shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

ISS will also take into consideration any other concerns related to the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

RATIONALE: Canadian corporate law provides significant shareholder protections, for example, a shareholder or group of shareholders having a 5-percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors. Directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment. This policy will not be considered at dual class companies having common shares with unequal voting rights.

Audit Fee Disclosure

Generally vote withhold from individual directors who are members of the audit committee as reported in the most recently filed public documents if:

•

No audit fee information is disclosed by the company within 120 days[2] after its fiscal year end. In the event that the shareholders’ meeting at which ratification of auditors is a voting item is scheduled prior to the end of the 120 day reporting deadline and the audit fees for the most recently completed fiscal year have not yet been provided, the vote recommendation will be based on the fee disclosure for the prior fiscal.

RATIONALE: In addition to audit fee disclosure by category being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

Generally withhold votes from individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

•	Non-audit fees (Other Fees) paid to the external audit firm exceeds audit and audit-related fees.

RATIONALE: Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

[2]	Venture-listed reporting issuers are not required to file Annual Financial Statements (AFS) until up to 120 days after the company’s fiscal year end.

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Voting on Directors for Egregious Actions

Under extraordinary circumstances, withhold from directors individually, one or more committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Under exceptional circumstances that raise substantial doubt on a director’s ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

Generally withhold from continuing individual directors, committee members, or the continuing members of the entire board of directors, where prior meeting voting results have been disclosed, if:

•

At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting/director resignation policy and the Nominating Committee[4] has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote, which will be reviewed on a case-by-case basis;

•

At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or

•	The board failed to act[5] on a shareholder proposal that received the support of a majority of the votes cast For and Against at the previous shareholder meeting.

As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

[3]

Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

[4]	Or other board committee charged with the duties of a nominating committee as specified in the company’s majority voting director resignation policy.
[5]

Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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RATIONALE: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority-voting, director-resignation policies endorsed by the Canadian Coalition for Good Governance.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director’s resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

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Other Board-Related Proposals

Classification/Declassification of the Board

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

▶▶▶▶▶

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals seeking separation of the offices of CEO and chair if:

•	The company has a single executive occupying this position;

•	The board is not majority independent.

RATIONALE: The separation of the positions of chair and CEO is supported as it is viewed as superior to the lead director concept. because of the inherent conflicts that arise if the same person is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests; and the CEO, who by contrast, is responsible for maintaining the day to day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. However, one person typically fulfills both roles at venture issuers due, again, to limited resources and extremely small boards. As noted previously, flexibility is necessary for these small issuers but expect at a minimum that the board of directors be comprised of a majority of independent directors in order to provide the requisite independent balance to board oversight.

▶▶▶▶ ▶

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Majority Vote Standard for the Election of Directors

Vote for resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

•	A majority voting policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and

•

The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

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Proxy Contests—Voting for Director Nominees in Contested Elections

Generally vote case-by-case in contested elections taking into account:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions

Overall Approach

When analyzing proxy contests, ISS focuses on two central questions:

1.	Have the dissidents met the burden of proving that board change is warranted? And, if so;

2.	Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan, and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

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Reimbursing Proxy Solicitation Expenses

Vote case-by-case taking into account:

•	Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3. Shareholder Rights & Defenses

Advance Notice Requirement

Vote case-by-case on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals which provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review, and to allow the board to waive any provision of the advance notice requirement.

To be reasonable, the company’s deadline for notice of shareholders’ director nominations must not be more than 65 days and not fewer than 30 days prior to the meeting date. If notice of annual meeting is given fewer than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees within a timely manner.

Generally, vote against if:

•	The board may only waive a portion of the advance notice provisions under the policy or by-law, in its sole discretion; or

•

The company requires any proposed nominee to deliver a written agreement wherein the proposed nominee acknowledges and agrees that he or she will comply with all policies and guidelines of the company that are applicable to directors.

RATIONALE: All shareholders should be provided with sufficient disclosure and time to make appropriate decisions on the election of their board representatives. Advance Notice Requirement Policies typically provide a transparent, structured, and fair director nomination process, whereby all shareholders, irrespective of whether they are voting by proxy or attending the meeting, are made aware of potential proxy contests in advance of the meeting. Shareholders are also provided with important information pertaining to proposed dissident director nominees within a specified time frame, allowing shareholders to fully participate in the director election process in an informed and effective manner.

Overall, advance notice requirements that limit the board’s ability to waive all provisions of the policy are viewed as unacceptable and may potentially be used by the board to deny shareholder nominees access to the board and prevent the possibility of shareholder recourse through the courts.

The added condition stipulating that in order to be eligible for nomination to the board, a shareholder nominee is required to agree in advance and in writing to comply with all current and future board policies and guidelines, may raise concerns in situations where these board policies or guidelines are considered unacceptable from a corporate governance perspective, or may prevent new board candidates from affecting change if supported by shareholders under such a mandate.

Limiting the board’s ability to waive provisions in the policy and/or requiring advance written agreement by any shareholder nominee to comply with all board policies and guidelines goes beyond the legitimate and acceptable stated purpose of advance notice requirements from a corporate governance perspective. This stated purpose in all cases has been to provide shareholders with timely and complete information regarding director nominees so they may cast

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informed votes, and so that the board may properly consider said nominees for board service. Any further requirements for potential nominees or limitations on the board are outside of this purview and therefore are unacceptable within the provisions of advance notice requirements.

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Enhanced Shareholder Meeting Quorum for Contested Director Elections

Generally vote against new By-Laws or amended By-Laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

RATIONALE: With Enhanced Quorum, the ability to hold a shareholders’ meeting is subject to management’s pre-determination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a requirement of a 50 percent quorum for the initial meeting.

▶▶▶▶ ▶

Appointment of Additional Directors Between Annual Meetings

Generally vote for these resolutions where:

•	The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;

•	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

•	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

▶▶▶▶▶

Article/Bylaw Amendments

Generally vote for proposals to adopt or amend Articles/Bylaws unless the resulting document contains any of the following:

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•

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors;

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

•	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

•

Other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without further shareholder approval.

RATIONALE: Alternate directors have neither been elected nor has their appointment been ratified by shareholders. As such, the use of a director substitute or replacement to fill in for a duly elected board representative raises serious concerns, including whether an alternate may be bound to serve in the best interests of shareholders. Also, regular directors must be willing to earmark sufficient time and effort to serving on the board, once they have accepted the responsibility entrusted to them by shareholders.

Article or bylaw provisions permitting alternate directors generally indicate that the alternate director will be counted for quorum purposes, may attend and vote on matters raised at board meetings, and act on behalf of the regular elected director in all respects, and may act as alternate for more than one director in some cases. As well, this provision may also provide that there is no limit to the number of alternates that may be appointed for any meeting.

Allowing shareholders the opportunity to elect directors is a fundamental shareholder right. As shareholders continue to push for increased rights such as majority voting with a director resignation policy to ensure that they have a meaningful voice in the election of their board representatives, the inclusion of an alternate director provision in a reporting issuer’s articles or bylaws runs counter to the higher director accountability being sought by these shareholder rights improvements. Furthermore, based on discussions with several institutional investors, the majority of them raised concerns with alternate director provisions.

▶▶▶▶ ▶

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

•

The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

▶▶▶▶▶

Cumulative Voting

In general, support cumulative voting. However there may be situations where such a structure may be detrimental to shareholder interests.

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Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

▶▶▶▶▶

Poison Pills (Shareholder Rights Plans)

Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plans and its scope is limited to the following two specific purposes:

•	To give the board more time to find an alternative value enhancing transaction; and

•	To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if: (a) The plan gives discretion to the board to either:

•	Determine whether actions by shareholders constitute a change in control;

•	Amend material provisions without shareholder approval;

•	Interpret other provisions;

•	Redeem the rights or waive the plan’s application without a shareholder vote; or

•	Prevent a bid from going to shareholders.

(b) The plan has any of the following characteristics:

•	Unacceptable key definitions;

•	Reference to Derivatives Contracts within the definition of Beneficial Owner;

•	Flip over provision;

•	Permitted bid period greater than 60 days;

•	Maximum triggering threshold set at less than 20 percent of outstanding shares;

•	Does not permit partial bids;

•	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

•	Bidder must frequently update holdings;

•	Requirement for a shareholder meeting to approve a bid; and

•	Requirement that the bidder provide evidence of financing.

(c) The plan does not:

•	Include an exemption for a “permitted lock up agreement”;

•	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

•	Exclude reference to voting agreements among shareholders.

RATIONALE: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	18

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates, and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed. This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a “new generation” rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition. It should also be noted that “new generation” rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire, goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a “new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	19

offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation’s directors and management to develop an alternative to maximize shareholder value.

▶▶▶▶▶

Reincorporation Proposals

Vote case-by-case on proposals to change a company’s jurisdiction of incorporation taking into account:

•	Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

•	Positive financial factors outweigh negative governance implications; or

•	Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

▶▶▶▶▶

Supermajority Vote Requirements

Generally vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Generally vote for proposals to lower supermajority vote requirements.

▶▶▶▶▶

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4. Capital/Restructuring

Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market Reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

▶▶▶▶▶

Capital Structure

Increases in Authorized Capital

Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

•	A company’s shares are in danger of being de-listed;

•	A company’s ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

RATIONALE: Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	21

▶▶▶▶ ▶

Private Placement Issuances

Vote on these resolutions on a case-by-case basis taking into account:

•	Whether other resolutions are combined with the issuance; and

•	The financial consequences for the company if the issuance is not approved.

Generally vote for private placement proposals if:

•	The issuance represents no more than 30 percent of the company’s outstanding shares; and

•	The use of proceeds from the issuance is disclosed.

▶▶▶▶▶

Blank Cheque Preferred Stock

Generally vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

•	The shares carry unspecified rights, restrictions, and terms,

•	The company does not specify the purpose for the creation or increase of such shares.

Generally vote for proposals to create a reasonably limited6 number of preferred shares where both of the following apply:

•	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes;

•	The voting, conversion, and other rights, restrictions and terms of such stock are specified in the articles and are reasonable.

▶▶▶▶▶

Dual-class Stock

Generally vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished or superior voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

•	It is required due to foreign ownership restrictions and financing is required to be done out of country;

•	It is not designed to preserve the voting power of an insider or significant shareholder;

•	The subordinate class may elect some board nominees;

•	There is a sunset provision; and

•	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

▶▶▶▶▶

[6]

Institutional investors have indicated low tolerance for dilutive preferred share issuances, therefore if the authorized preferreds may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20% of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached to the that could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50% of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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Escrow Agreements

Generally vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

RATIONALE: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

▶▶▶▶▶

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	23

5. COMPENSATION

Equity Compensation Plans

Vote on a case-by-case basis on share-based compensation plans.

Generally vote against an equity compensation plan proposal if:

•	The basic dilution (not including warrants, shares reserved for equity compensation) represented by all equity compensation plans is greater than 10 percent;

•	The average annual option burn rate is no more than 5 percent per year (generally averaged over most recent three-year period);

•	The plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

▶▶▶▶▶

Plan Amendment Provisions

Generally vote against a proposal to adopt or amend plan amendment provisions where shareholder approval is not required for the following types of amendments under any share-based compensation arrangement, whether or not such approval is required under current regulatory rules:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

•	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

•	Any amendment that extends the term of options beyond the original expiry;

•	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and

•	Amendments to the plan amendment provisions.

RATIONALE: Although the changes affected by the TSX related to Plan Amendment Provisions do not apply to TSXV issuers, some venture issuers continue to submit Plan Amendment Provisions for shareholder approval. In the event that shareholders are asked to vote on such a proposal, ISS uses substantially the same basic guidelines as those developed for TSX issuers which can be found with a more complete explanation in the ISS Canadian Proxy Voting Guidelines for TSX-listed issuers. Because TSX Venture issuers are not required to adopt detailed plan amendment provisions, these guidelines will not result in a vote against an equity-based compensation plan if the plan meets our dilution and burn rate guidelines noted above.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

From a corporate governance viewpoint, ISS finds the practice of repricing any outstanding options unacceptable and does not limit this view to only those held by insiders. ISS has for many years recommended against any repricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. Options have come to be viewed as a sort of substitute currency however, that may be used to compensate service providers and consultants. It is questionable, in our view, to expect that outsiders who have no direct impact on the business operations of a company can, through their relationships with the company contribute in any meaningful way to an increase in shareholder value. We would therefore view the use

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	24

of stock options as inappropriate for this purpose and see no justification for repricing any outstanding options when shareholders must suffer the consequences of a downturn in share price.

ISS takes the position that the ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

▶▶▶▶ ▶

Repricing Proposals

Generally vote against management proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

RATIONALE: ISS has long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a profitable bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in shareholder value.

▶▶▶▶▶

Other Compensation Plans

Canadian Venture issuers tend to rely heavily on stock option plans as an alternative to cash compensation, however in the event that a venture issuer has an Employee Stock Purchase Plan or Deferred Share Unit Plan, we have included the following guidelines which are substantially similar to those for TSX listed issuers.

Employee Stock Purchase Plans (ESPPs, ESOPs)

Canadian venture companies do not usually implement these kinds of plans, however, in the event that shareholders are asked to approve a share purchase plan, votes should be determined on a case-by-case basis.

Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where all of the following apply:

•	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

•	Employer contribution of up to 25 percent of employee contribution and no purchase price discount;

•	Purchase price is at least 80 percent of fair market value with no employer contribution;

•	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less; and

•	The Plan Amendment Provision requires shareholder approval for amendments to:

•	The number of shares reserved for the plan;

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	25

•	The allowable purchase price discount;

•	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution.

ESPPs that require the authorization of treasury shares for issuance in payment of the deferred units would be evaluated on a dilution, eligibility and administration basis.

ISS will also take into account other compensation and benefit programs, in particular pensions.

▶▶▶▶▶

Deferred Share Unit (DSU) Plans

Generally vote for Deferred Compensation Plans if:

•	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units (DSU) include:

•	The mix of remuneration between cash and equity;

•	Other forms of equity-based compensation, i.e. stock options, restricted stock; and

•	Vesting schedule or mandatory deferral period.

RATIONALE: Deferred compensation arrangements generally encourage a sense of ownership in the company and are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market.

Open Market Share Purchase Funded Plans

Eligibility and administration are key factors in determining the acceptability of such plans. In the event that a plan can be funded by either open market share purchases or treasury shares, it will be evaluated on a potential dilution basis.

Treasury Share Funded Plans

Deferred share units awarded under any equity compensation plan that requires the authorization of treasury shares for issuance in payment of the deferred units would be evaluated on a dilution, eligibility, and administration basis.

▶▶▶▶ ▶

Shareholder Proposals on Compensation

Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	26

•	The target company’s performanee, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performanee hurdles.

▶▶▶▶▶

ISS’ 2014 Canadian Venture Proxy Voting Guidelines	27

6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

RATIONALE: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

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ISS’ 2014 Canadian Venture Proxy Voting Guidelines	28

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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ISS’ 2014 Canadian Venture Proxy Voting Guidelines	29

Transparency. Inclusiveness. Global Expertise.

2014 Canadian Proxy Voting Guidelines

TSX-Listed Companies

January 13, 2014

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Canadian Proxy Voting Guidelines- TSX Companies

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

Updated Jan. 13, 2014

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	2

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	3

1. Routine/Miscellaneous

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor report, which is included in the company’s annual report, to shareholders at every Annual General Meeting (AGM). This routine item is almost always non-voting.

▶▶▶▶▶

Ratification of Auditors

Vote for proposals to ratify auditors, unless the following applies:

•	Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE: Multilateral Instrument 52-110 relating to Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The Instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its Annual Information Form with a cross-reference in the related Proxy Circular, fees billed by the external audit firm in each of the last two fiscal years, broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

In circumstances where “Other” fees include fees related to significant one-time capital restructure events: initial public offerings, emergence from bankruptcy, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

▶▶▶▶▶

Other Business

Vote against all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting.

▶▶▶▶▶

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2. Board of Directors

Slate Ballots (Bundled director elections)

Generally withhold votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

RATIONALE: The Toronto Stock Exchange released amendments to Part IV of the Company Manual, on Oct. 4, 2012. The new rules focus on how a listed issuer elects its board of directors and became effective Dec. 31, 2012. Highlights of the new rules include requirements for the:

•	Annual election of directors;

•	Election of directors by way of individual resolution rather than single slate ballots;

•	Public disclosure of the votes received for the election of each director;

•	Adoption of a majority voting director resignation policy or explanation of why such policy has not been adopted; and

•	Notice to the TSX if a director receives a majority of ‘withhold’ votes and the issuer has not adopted a majority voting policy.

▶▶▶▶▶

Voting on Director Nominees in Uncontested Elections

The following fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company’s governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders, provide shareholders with the ability to remove directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, and ensuring the alignment of director interests with those of shareholders rather than the interests of management; and structuring separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Capability: The skills, experience and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate’s ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	5

and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director’s ability to effectively serve in shareholders’ best interests.

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ISS’ 2014 Canadian TSX Proxy Voting Guidelines	6

2014 ISS Canadian Definition of Independence

  1. Inside Director (I)

1.1	Employees of the Company or its affiliates[i];
1.2	Non-employee officer of the Company if he/she is among the five most highly compensated;
1.3	Current interim CEO or any other current interim executives;
1.4	Beneficial owner of Company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group)ii.

  2. Affiliated Outside Director

(AO) Former/Interim CEO

2.1	Former CEO of the company or its affiliates, (no cooling off period) or of an acquired company within the past three years.
2.2

Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO’s compensationiii at that time.

2.3	CEO of a former parent or predecessor firm at the time the Company was sold or split off from the parent/predecessor (no cooling off period).

Non-CEO Executives

2.4	Former executive of the Company, an affiliate, or a firm acquired within the past three years;
2.5	Former interim executive if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive’s terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.
2.6	Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor (subject to three year cooling off);
2.7	Executive, former executive within the last three years, general or limited partner of a joint venture or partnership with the Company;

Relatives

2.8	Relativeiv of current executive officer[v] of the Company;
2.9	Relative of a person who has served as an executive officer of the Company within the last three years;

Transactional, Professional, Financial, and Charitable Relationships

2.10	Currently provides (or a relative provides) professional services to the Company or to its officers;
2.11	Is (or a relative is) a partner, controlling shareholder or an employee of, an organization that provides professional services to the Company, to an affiliate of the Company, or to an individual officer of the Company or one of its affiliates.
2.12	Currently employed by (or a relative is employed by) a significant customer or suppliervi;
2.13	Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives materialvii grants or endowments from the Company;
2.14	Has (or a relative has) a transactional relationship with the Company excluding investments in the Company through a private placement; Other Relationships

2.15	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders;
2.16	Founderviii of the Company but not currently an

employee; Board Attestation

2.17	Board attestation that an outside director is not independent.

  3. Independent Directors (IO)

3.1	No material ties to the corporation other than board seat.

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	7

i “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii Under this definition, officers of an entity and/or its affiliates holding more than 50% of the outstanding voting rights will be considered insiders.

iii ISS will look at the terms of the interim CEO’s compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

iv Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director’s home.

v Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

vi If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient’s gross revenues (the recipient is the party receiving proceeds from the transaction).

vii “Material” is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

viii The operating involvement of the Founder with the company will be considered. Little or no operating involvement may cause ISS to deem the Founder as an independent outsider.

Vote case-by-case on director nominees, examining the following factors when disclosed:

•	Independence of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Long-term company performance;

•	Directors’ ownership stake in the company;

•	Compensation practices;

•	Responsiveness to shareholder proposals;

•	Board accountability; and

•	Adoption of a Majority Voting (director resignation) policy.

Board Structure and Independence

Generally vote withhold from any insider or affiliated outside director where:

•	The board is less than majority independent, OR

•	The board lacks a separate compensation or nominating committee.

RATIONALE: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, insiders, former insiders, and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that the board should have:

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•	A majority of independent directors.

•	A nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

Guideline Six of the CCGG publication “2010 Building High Performance Boards” indicates that boards “Establish mandates for board committees and ensure committee independence.” It is further recommended that key board committees “review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process.”

Insiders on Key Committees

Vote withhold from individual directors who:

•	Are insiders on the audit, compensation, or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation, or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

RATIONALE: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

Multilateral Instrument 52-110 Audit Committees sets out best practice with regard to the composition of the audit committee. The Instrument requires that every reporting issuer, other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument, must have an audit committee and that the committee must comprise a minimum of three members and that every audit committee member must be independent.

Policy Considerations for Majority Owned Companies1

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS’ board and committee independence policies, if the company meets all of the following independence and governance criteria:

•	Individually elected directors;

•

The number of Related Directors should not exceed the proportion of the common shares controlled by the Controlling Shareholder, to a maximum of two-thirds, however if the CEO is related to the Controlling Shareholder, then at least two-thirds of the directors should be independent of management;

•

If the CEO and chair roles are combined or the CEO is or is related to the Controlling Shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the Controlling Shareholder;

[1]	A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50% or more of the outstanding common shares.

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•

A majority of the Audit and Nominating committees should be either Independent Directors or Related Directors who are independent of management. All members of the compensation committee should be independent of management and if the CEO is related to the Controlling Shareholder, no more than one member of the compensation committee should be a Related Director;

•	Prompt disclosure of detailed vote results following each shareholder meeting; and

•

Adoption of a majority vote standard with director resignation policy for uncontested elections OR public commitment to adopt a majority voting standard with director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares[2].

ISS will also consider the following:

•	The nominating committee’s process to receive and discuss suggestions from shareholders for potential director nominees;

•	If the CEO is related to the Controlling Shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors;

ISS will also take into consideration any other concerns related to the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

RATIONALE: Canadian corporate law provides significant shareholder protections, for example a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors. Directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment. This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

Generally vote withhold from the members of the audit committee as reported in the most recently filed public documents if:

•	No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

RATIONALE: In addition to audit fee disclosure by category now being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

[2]	On October 4, 2012, the TSX announced a further amendment to proposed listing requirements for TSX listed companies mandating majority voting which may take the form of a policy with a director resignation requirement, and disclosure of detailed vote results for director elections, which are intended to take effect as of December 31, 2013.

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Excessive Non-Audit Fees

Generally vote withhold from individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

•	Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

RATIONALE: Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Persistent Problematic Audit Related Practices

Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as: accounting fraud; misapplication of applicable accounting standards; or material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, should be examined in determining whether withhold votes are warranted.

RATIONALE: The policy addresses those cases that would be determined to raise serious concern with respect to the Audit Committee’s oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the Audit Committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company’s internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

Director Attendance

Generally withhold from individual director nominees if:

•

The company has not adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings[3] held within the past year without a valid reason for these absences;

•

The company has adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years’ meeting attendance.

The following should be taken into account:

•	Valid reasons for absence at meetings include illness or absence due to company business;

•	Participation via telephone is acceptable;

•	If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent;

•	Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business;

•	Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

[3]	If a withhold is based on meeting attendance for board meetings only due to lack of disclosure on committee meeting attendance, then this will be specified in ISS’ report.

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RATIONALE: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may be an indicator of a more serious concern with a director’s ability to serve, warranting a board review and potentially the director’s resignation.

Overboarded Directors

Generally withhold from individual director nominees if:

•

Irrespective of whether the company has adopted a majority voting policy, the director is overboarded[4] AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

RATIONALE: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders’ interests. While experience gained by directors on multiple public company boards is highly valued, as director responsibilities continue to become increasingly complex, time commitments required for board and key committee memberships are also rising. As such, a balance between insight gained by a director’s participation on different boards and a reasonable number of commitments that provides the director with sufficient time for the preparation for, attendance at, and effective participation in board and committee meetings is warranted.

Within the Canadian market, which is based on a “comply-or-explain” regulatory regime of suggested best practices, there are mixed investor views on the appropriateness of evaluating directors’ ability to contribute based solely on the number of boards on which they serve. Feedback has indicated that overboarding in conjunction with other governance concerns, such as unacceptably low board and committee meeting attendance, may be a better indicator of a director’s inability to commit the necessary time and attention to the increasing demands of a board seat and may also provide an opportunity for board renewal. There are also mixed views on the need to include service on venture company boards as these start-up companies are, for several reasons, seen to require less time and effort of board directors when compared to TSX reporting issuers. Given this feedback, a double-triggered overboarding policy is deemed appropriate for the Canadian market.

Former CEO/CFO on Audit/Compensation Committee

Generally vote withhold from any director on the audit or compensation committee if:

•	The director has served as the CEO of the company at any time;

•	The director has served as the CFO of the company within the past three years.

RATIONALE: Although such directors are designated as affiliated outsiders under ISS policy, a withhold vote will be recommended as if they were insiders on these key committees due to concerns of independent oversight of financials for which they were previously responsible or compensation arrangements that they may have orchestrated and over which

[4]	“Overboarded” is defined as: a CEO of a public company who sits on more than 2 outside public company boards in addition to the company of which he/she is CEO (withholds would only apply on outside boards these directors sit on), OR the director is not a CEO of a public company and sits on more than 6 public company boards in total.

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they may still wield considerable influence thus potentially compromising the Audit or Compensation Committee’s independence.

Voting on Directors for Egregious Actions

Under extraordinary circumstances, withhold from directors individually, one or more committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[5] or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Under exceptional circumstances that raise substantial doubt on a director’s ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

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Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

Generally withhold from continuing individual directors, committee members, or the continuing members of the entire board of directors if:

•

At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting/director resignation policy and the Nominating Committee[6] has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote, which will be reviewed on a case-by-case basis;

•

At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or

•	The board failed to act[7] on a shareholder proposal that received the support of a majority of the votes cast For and Against at the previous shareholder meeting.

[5]	Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.
[6]	Or other board committee charged with the duties of a nominating committee as specified in the company’s majority voting director resignation policy.
[7]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

RATIONALE: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority-voting, director-resignation policies endorsed by the Canadian Coalition for Good Governance.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director’s resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

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Other Board-Related Proposals

Classification/Declassification of the Board

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

▶▶▶▶▶

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

RATIONALE: The separation of the positions of chairman and CEO in favour of an independent chairman of the board is superior to the lead director concept. The positions of chairman and CEO are two distinct jobs with different job responsibilities. The chairman is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that: The chair of the board should be an independent director or where this is not appropriate, an independent director should be appointed as “lead director.”

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Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

•	The board composition already meets the proposed threshold based on the ISS definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

•	The board’s committees already meet that standard.

▶▶▶▶▶

Majority Vote Standard for the Election of Directors

Vote for resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

•	A majority voting policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and

•

The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

▶▶▶▶ ▶

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case in contested elections taking into account:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions

Overall Approach

When analyzing proxy contests, ISS focuses on two central questions:

1.	Have the dissidents met the burden of proving that board change is warranted? And, if so;

2.	Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new

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management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case taking into account:

•	Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

▶▶▶▶ ▶

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3. Shareholder Rights & Defenses

Advance Notice Requirement

Vote case-by-case on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals which provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review, and to allow the board to waive any provision of the advance notice requirement.

To be reasonable, the company’s deadline for notice of shareholders’ director nominations must not be more than 65 days and not fewer than 30 days prior to the meeting date. If notice of annual meeting is given fewer than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees within a timely manner.

Generally, vote against if:

•	The board may only waive a portion of the advance notice provisions under the policy or by-law, in its sole discretion; or

•

The company requires any proposed nominee to deliver a written agreement wherein the proposed nominee acknowledges and agrees that he or she will comply with all policies and guidelines of the company that are applicable to directors.

RATIONALE: All shareholders should be provided with sufficient disclosure and time to make appropriate decisions on the election of their board representatives. Advance Notice Requirement Policies typically provide a transparent, structured and fair director nomination process, whereby all shareholders, irrespective of whether they are voting by proxy or attending the meeting, are made aware of potential proxy contests in advance of the meeting. Shareholders are also provided with important information pertaining to proposed dissident director nominees within a specified time frame, allowing shareholders to fully participate in the director election process in an informed and effective manner.

Overall, advance notice requirements that limit the board’s ability to waive all provisions of the policy are viewed as unacceptable and may potentially be used by the board to deny shareholder nominees access to the board and prevent the possibility of shareholder recourse through the courts.

The added condition stipulating that in order to be eligible for nomination to the board, a shareholder nominee is required to agree in advance and in writing to comply with all current and future board policies and guidelines, may raise concerns in situations where these board policies or guidelines are considered unacceptable from a corporate governance perspective, or may prevent new board candidates from affecting change if supported by shareholders under such a mandate. Limiting the board’s ability to waive provisions in the policy and/or requiring advance written agreement by any shareholder nominee to comply with all board policies and guidelines goes beyond the legitimate and acceptable stated purpose of advance notice requirements from a corporate governance perspective. This stated purpose in all cases has been to provide shareholders with timely and complete information regarding director nominees so they may cast informed votes, and so

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that the board may properly consider said nominees for board service. Any further requirements for potential nominees or limitations on the board are outside of this purview and therefore are unacceptable within the provisions of advance notice requirements.

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Enhanced Shareholder Meeting Quorum for Contested Director Elections

Generally vote against new By-Laws or amended By-Laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

RATIONALE: With Enhanced Quorum, the ability to hold a shareholders’ meeting is subject to management’s pre-determination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a requirement of a 50 percent quorum for the initial meeting .

▶▶▶▶▶

Appointment of Additional Directors Between Annual Meetings

Generally vote for these resolutions where:

•	The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;

•	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

•	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

▶▶▶▶▶

Article/Bylaw Amendments

Generally vote for proposals to adopt or amend Articles/Bylaws unless the resulting document contains any of the following:

•

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors;

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

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•	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

•

Other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without further shareholder approval.

RATIONALE: Alternate directors have neither been elected nor has their appointment been ratified by shareholders. As such, the use of a director substitute or replacement to fill in for a duly elected board representative raises serious concerns, including whether an alternate may be bound to serve in the best interests of shareholders. Also, regular directors must be willing to earmark sufficient time and effort to serving on the board, once they have accepted the responsibility entrusted to them by shareholders.

Article or bylaw provisions permitting alternate directors generally indicate that the alternate director will be counted for quorum purposes, may attend and vote on matters raised at board meetings and act on behalf of the regular elected director in all respects, and may act as alternate for more than one director in some cases. As well, this provision may also provide that there is no limit to the number of alternates that may be appointed for any meeting.

Allowing shareholders the opportunity to elect directors is a fundamental shareholder right. As shareholders continue to push for increased rights such as majority voting with a director resignation policy to ensure that they have a meaningful voice in the election of their board representatives, the inclusion of an alternate director provision in a reporting issuer’s articles or bylaws runs counter to the higher director accountability being sought by these shareholder rights improvements. Furthermore, based on discussions with several institutional investors, the majority of them raised co ncerns with alternate director provisions.

▶▶▶▶ ▶

Cumulative Voting

In general, support cumulative voting. However there may be situations where such a structure may be detrimental to shareholder interests.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

▶▶▶▶▶

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

•

The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

▶▶▶▶▶

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Poison Pills (Shareholder Rights Plans)

As required by the Toronto Stock Exchange, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plans and its scope is limited to the following two specific purposes:

•	To give the board more time to find an alternative value enhancing transaction; and

•	To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if:

(a)	The plan gives discretion to the board to either:

•	Determine whether actions by shareholders constitute a change in control;

•	Amend material provisions without shareholder approval;

•	Interpret other provisions;

•	Redeem the rights or waive the plan’s application without a shareholder vote; or

•	Prevent a bid from going to shareholders.

(b)	The plan has any of the following characteristics:

•	Unacceptable key definitions;

•	Reference to Derivatives Contracts within the definition of Beneficial Owner;

•	Flip over provision;

•	Permitted bid period greater than 60 days;

•	Maximum triggering threshold set at less than 20 percent of outstanding shares;

•	Does not permit partial bids;

•	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

•	Bidder must frequently update holdings;

•	Requirement for a shareholder meeting to approve a bid; and

•	Requirement that the bidder provide evidence of financing.

(c)	The plan does not:

•	Include an exemption for a “permitted lock up agreement”;

•	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

•	Exclude reference to voting agreements among shareholders.

RATIONALE: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed. This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	20

“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a “new generation” rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition. It should also be noted that “new generation” rights plans are premised on the acquisition of common shares and ownership at law or in equity . Therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a “new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation’s directors and management to develop an alternative to maximize shareholder value.

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ISS’ 2014 Canadian TSX Proxy Voting Guidelines	21

Reincorporation Proposals

Vote case-by-case on proposals to change a company’s jurisdiction of incorporation taking into account:

•	Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

•	Positive financial factors outweigh negative governance implications; or

•	Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

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Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

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ISS’ 2014 Canadian TSX Proxy Voting Guidelines	22

4. Capital/Restructuring

Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market Reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Income Trust Conversions

For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), including REITs, ISS will recommend votes as follows:

•	Generally against a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;

•	Generally against a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;

•	Generally against an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

In addition, the authorization of newly created blank cheque preferred shares, particularly on an unlimited basis, as part of the new capital structure of the resulting corporate entity is unacceptable from a corporate governance perspective and will generally result in a vote against the proposed conversion.

Otherwise, recommendations will be on a case-by-case basis taking into account the following factors:

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	23

•	Method of Conversion—Exchange Method by way of a statutory plan of arrangement; Distribution Method;

•

Rationale of Conversion Ahead of Expiry of Tax Benefit—Pursuing growth rate higher than the rate limited by the “normal growth guideline”; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool); superiority to other strategic alternatives;

•	Change of Annualized Payout Level—Comparison of one-year and three-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;

•

Equity Based Compensation Plan—Effect on the old plan (Vote against if the vesting of options is accelerated), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote against its approval);

•

Change-in-Control—Whether or not the conversion will be treated as a change-in-control event (vote against if the conversion by itself will trigger change-in-control payment); note both 4) and 5) are related to conflicts of interest;

•	Cost of Implementing the Conversion—Legal fees, investment bank fees, etc., if disclosed;

•	Market Reaction—Historical market performance dating back to Oct. 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;

•

Corporate Governance—Examine the relative strength of the company’s corporate governance going forward (from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares); and

•	Dissent Rights—Whether or not unit holders are specifically granted dissent rights for the conversion.

RATIONALE: The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

The authorization of blank cheque preferred shares, particularly on an unlimited basis, that may subordinate the rights and value of outstanding common shares is unsupportable from a corporate governance perspective. Board discretion to issue one or more classes of preferred shares for which the terms and rights have not been defined and disclosed in order to afford shareholders the ability to give fully informed approval is anathema to the preservation of the full integrity and value of the ownership characteristics of issued and outstanding common shares. Furthermore, issuances of blank cheque preferreds may be used as an antitakeover mechanism at the discretion of the board by placing these shares in management friendly hands in the event of a takeover bid not supported by management, the result of which may be to deny shareholders of the ability to consider a bid for their shares.

1. Income Trust Overview

An income trust (including a REIT), or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

2. SIFT Rules

On Oct. 31, 2006, the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders. The new tax was deferred until 2011 for SIFTs that were publicly traded on Oct. 31, 2006, subject to “normal growth

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	24

guidelines” which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a “safe harbour” amount of up to 100 percent of the SIFT’s market cap as of Oct. 31, 2006, over the four-year transition period, without triggering the new tax treatment.

As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the “Conversion Amendments”) to the Income Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after July 14, 2008, and before 2013, and are applicable to SIFT trusts, SIFT partnerships, or REITs that were in existence at any time between the period of Oct. 31, 2006, and July 14, 2008 (a “Qualifying SIFT”). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications. The final tranche of tax-deferred REIT conversions were anticipated prior to the 2013 deadline.

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Increases in Authorized Capital

Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

•	A company’s shares are in danger of being de-listed;

•	A company’s ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

RATIONALE: Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

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Private Placement Issuances

Vote case-by-case on private placement issuances taking into account:

•	Whether other resolutions are bundled with the issuance;

•	The financial consequences for the company if the issuance is not approved.

Generally vote for private placement proposals if:

•	The issuance represents no more than 30 percent of the company’s outstanding shares;

•	The use of the proceeds from the issuance is disclosed.

RATIONALE: The Toronto Stock Exchange (TSX) requires shareholder approval for private placements:

•

For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

•

That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer’s listed and outstanding

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	25

securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

•	Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided t hat the listed issuer has received the approval of non-interested shareholders.

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Blank Cheque Preferred Stock

Generally vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

•	The shares carry unspecified rights, restrictions, and terms;

•	The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited8 number of preferred shares where both of the following apply:

•	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes;

•	The voting, conversion, and other rights, restrictions, and terms of such stock are specified in the articles and are reasonable.

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Dual-class Stock

Generally vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

•	It is required due to foreign ownership restrictions and financing is required to be done out of country;

[8]

Institutional investors have indicated low tolerance for dilutive preferred share issuances, therefore if the authorized preferreds may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20% of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached to the that could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50% of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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•	It is not designed to preserve the voting power of an insider or significant shareholder;

•	The subordinate class may elect some board nominees;

•	There is a sunset provision; and

•	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

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Escrow Agreements

Generally vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

RATIONALE: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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ISS’ 2014 Canadian TSX Proxy Voting Guidelines	27

5. Compensation

Executive Pay Evaluation

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Vote against management say-on-pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

The following five global principles apply to all markets:

•

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•	Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Voting Alternatives

In general, the management say-on-pay (MSOP) ballot item is the primary focus of voting on executive pay practices—dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

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Pay for Performance:

•

Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities;

•	Analysis of company performance and executive pay trends over time, taking into account ISS’ Pay for Performance policy;

•	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

•

Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

•	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

•	Clarity of disclosure (e.g., whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);

•

Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all Management Say-On-Pay Resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Generally vote against management say-on-pay (MSOP) proposals, and/or against/withhold on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

•	There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO’s pay and company performance. A pay for performance disconnect will be determined as follows:

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Step I: Quantitative Screen

Relative:

1.

The Relative Degree of Alignment (RDA) is the difference between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group[9], each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

2.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

3.	The CEO pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits);

STEP II: QUALITATIVE ANALYSIS

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

•

The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

•

The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

•	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

•	The trend considering prior years’ P4P concern;

•	Extraordinary situation due to a new CEO in the last reported FY;[10]

•	Any other factors deemed relevant.

RATIONALE: The two part methodology is a combination of quantitative and qualitative factors that more effectively drive a Case-by-case evaluation and will improve the analysis of: longer term compensation versus company performance and weight the longer term factors accordingly; absolute CEO pay levels; and, circumstances under which there is a change in CEO during the most recent year. Please refer to Canadian Pay for Performance Evaluation FAQ for a more detailed discussion of ISS’ quantitative pay-for-performance screen and peer group construction methodology.

[9]	The peer group is generally comprised of 11-24 companies that meet the following criteria:

•	Revenue/assets between 0.25X and 4X the subject company’s size;

•	In the closest GICS industry group (8-digit, 6-digit, 4-digit, or 2-digit) to the subject company’s GICS category; and

•	Market Cap between 0.25X and 4X of the company’s market cap expanded out to four market cap buckets (micro, small, mid, and large) as needed.

In exceptional cases, peer groups may be determined on a customized basis.

[10]

Note that the longer-term emphasis of the new methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a “new” CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly “overpay” for new leadership due to prior poor performance.

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Problematic Pay Practices

Generally, vote against management advisory vote proposals, and/or withhold from compensation committee members if the company has problematic compensation practices. In general, withhold on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

•	Poor disclosure practices:

•

General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

•	New CEO with overly generous new hire package:

•	Excessive “make whole” provisions;

•	Any of the problematic pay practices listed in this policy;

•	Egregious employment contracts:

•	Contracts containing multiyear guarantees for salary increases, bonuses and equity compensation;

•	Employee Loans:

•	Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

•	Excessive severance and/or change-in-control provisions:

•	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

•	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•

Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;

•	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

•	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

•	Inclusion of performance-based equity awards in the pension calculation;

•	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

•	Addition of extra years of service credited without compelling rationale;

•	No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);

•	No reduction in benefits on a pro-rata basis in the case of early retirement;

•	Excessive perks:

•

Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•	Payment of dividends on performance awards:

•	Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

•	Problematic option granting practices:

•	Backdating options, or retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date;

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•	Springloading options, or timing the grant of options;

•	Cancellation and subsequent re-grant of options;

•	Internal Pay Disparity:

•	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•	Absence of pay practices that discourage excessive risk taking:

•	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

•

Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

•	Other excessive compensation payouts or problematic pay practices at the company.

RATIONALE: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

•

Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•	Board’s responsiveness to investor input and engagement on compensation issues, including:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics;

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;

•	Failure to respond to the company’s previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

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Equity Compensation Plans

Vote case-by-case on equity-based compensation plans. Vote against the plan if any of the following factors applies:

•	Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable;

•	Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data.

•	Plan Amendment Provisions: The provisions do not meet ISS guidelines as set out in this section.

•	Non-Employee Director Participation: Participation of directors is discretionary or unreasonable.

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•	Pay for performance: There is a disconnect between CEO pay and the company’s performance.

•	Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval and the company has repriced options within the past three years.

•	Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

Each of these factors is examined below.

Cost of Equity Plans

Generally vote against equity plans if the cost is unreasonable.

RATIONALE: Section 613 of the TSX Company Manual, requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, certain equity awards made outside of an equity plan, stock purchase plans using treasury shares where financial assistance or share matching is provided, and security purchases from treasury where financial assistance is provided, are also subject to shareholder approval.

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price times common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard or “GICS” codes). Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics in order to identify the variables most strongly correlated to SVT within each industry group. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.

Volatility and Stock Price Assumptions in Equity Plan Proposals (SVT)

The 200-day volatility and 200-day average stock price will be calculated and used for the shareholder value transfer policy.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

Generally vote against the proposed equity plan if:

•	Dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis; or

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	33

•

The historic burn rate for all company plans has been more than 2 percent per year (generally averaged over most recent three-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote against is warranted.

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Plan Amendment Provisions

Generally vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

•	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

•	Any amendment that extends the term of options beyond the original expiry;

•

Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;

•	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes;

•	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

RATIONALE: In response to the rule changes affected by the Toronto Stock Exchange (TSX) related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

•	Any reduction in exercise price of options or other entitlements which benefits an insider[11];

[11]	Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	34

•	Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the issuer;

•	Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis;

•	Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS’ policy regarding acceptable limits on non-employee director participation, if directors are included in an employee

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	35

equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

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Non-Employee Director Participation

Vote against a management equity compensation plan that permits discretionary non-employee director participation.

RATIONALE: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se, but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent non-employee directors who are charged with overseeing not only a company’s compensation scheme but also corporate governance and long-term sustainability.

Director Limit Considerations

Generally vote against an equity compensation plan proposal where:

•	The non-employee director aggregate share reserve under the plan exceeds the ISS established maximum limit of 1 percent of the outstanding common shares; or

•

The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-Employee Director Grants

Generally vote against individual equity grants to non-employee directors in the following circumstances:

•	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and

•	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

RATIONALE: To address investor concerns related to discretionary or unreasonable non-employee director participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company’s compensation program but are also responsible and accountable for the company’s overall corporate governance and long term sustainability. The established acceptable range for aggregate non-employee director option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for non-employee directors, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year.

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However, based on current market practice, an updated annual individual non-employee director share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

Please refer to the ISS Canada FAQ Canadian Equity Plan Methodology for further details and discussion related to the NED limit policy.

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Repricing Options

Generally vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

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Repricing Proposals

Generally vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

RATIONALE: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

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Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	37

•	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

•

Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

•	Purchase price is at least 80 percent of fair market value with no employer contribution;

•	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

•	The Plan Amendment Provision requires shareholder approval for amendments to:

•	The number of shares reserved for the plan;

•	The allowable purchase price discount;

•	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

ISS will also take into account other compensation and benefit programs, in particular pensions.

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Deferred Share Unit Plans

Generally vote for Deferred Compensation Plans if:

•	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

•	Director stock ownership guidelines of a minimum of three times annual cash retainer

•	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years

•	The mix of remuneration between cash and equity

•	Other forms of equity-based compensation, i.e. stock options, restricted stock.

RATIONALE: Deferred compensation plans generally encourage a sense of ownership in the company. These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

ISS’ 2014 Canadian TSX Proxy Voting Guidelines	38

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Shareholder Proposals on Compensation

Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

•	The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

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Shareholder Advisory Vote Proposals

Generally vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Generally vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

RATIONALE: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

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Supplemental Executive Retirement Plans (SERPS) Proposals

Generally vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

•	Inclusion of equity-based compensation in the pension calculation;

•	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

•	Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

•	No absolute limit on SERP annual pension benefits (ideally expressed in money terms);

•	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

RATIONALE: The inclusion of bonus and incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

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Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the bonus calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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ISS’ 2014 Canadian TSX Proxy Voting Guidelines	40

6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

RATIONALE: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

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ISS’ 2014 Canadian TSX Proxy Voting Guidelines	41

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Transparency. Inclusiveness. Global Expertise.

2014 China Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 China Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

ISS’ 2014 China Proxy Voting Summary Guidelines	2

Overview

Companies must hold their annual general meetings (AGMs) within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

•	Approval of financial statements and statutory reports;

•	Dividend distribution;

•	Election of directors;

•	Election of supervisors;

•	Auditor appointment;

•	Capital raising requests;

•	Debt issuance requests;

•	Amendments to articles of associations;

•	Provision of guarantees;

•	Related-party transactions.

Other items that may be submitted for shareholder approval include:

•	Remuneration;

•	Mergers and acquisition;

•	Investments in financial products using idle funds.

Policies in this document are presented in the order that generally appears on the ballot.

ISS’ 2014 China Proxy Voting Summary Guidelines	3

Approval of Financial Statements and Statutory Reports

Pursuant to Article 6.2 of Shenzhen Stock Exchange (SZSE) Listing Rules and Article 6.1 of Shanghai Stock Exchange (SSE) Listing Rules, listed companies are required to prepare and release annual reports within four months of the end of each financial year; interim reports within two months of the end of the first half of each financial year; and quarterly reports within one month of the end of the first three months and the end of the first nine months of each financial year, respectively.

In addition to financial statements, Chinese companies often submit the reports of the board of directors, supervisors, and independent directors (collectively referred to as statutory reports) to shareholders for approval.

•

The directors’ report typically discuss the company’s operations for the previous year, including a review of the company’s performance, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

•

The supervisors’ report contains statements as to the company’s performance, finances, related-party transactions, and other operating matters during the year. Supervisors review the company’s various documents, management work reports, special reports, and major policy decision matters as presented in the company’s shareholder meetings and board of directors meetings, and determine whether these are in accordance with prevailing laws and regulations.

These reports are usually included in the company’s annual report and are ordinarily non-contentious in nature. ISS generally recommends voting for such requests unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

ISS’ 2014 China Proxy Voting Summary Guidelines	4

Dividend Distribution

In the guideline (Several Decisions over the Regulations on Cash Dividend Distribution of Listed Companies) issued by CSRC in 2008, it is required that, in order for a listed company to be eligible for a securities issuance (including stocks, convertible bonds, and other securities authorized by CSRC), the cumulative dividend distribution in the most recent three years shall not be less than 30 percent of the average annual distributable profit over the same period.

ISS generally recommends voting for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

ISS’ 2014 China Proxy Voting Summary Guidelines	5

Board of Directors

The Company Law of PRC (article 109) requires a company to have five to 19 directors on the board, whilst a 2001 CSRC guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. Independent directors are subject to a maximum term of six years.

Meeting attendance of independent directors is required to be disclosed by the Code of Corporate Governance 2002. Independent directors who do not join in a board of directors meeting in person three consecutive times are required to step down and be replaced.

Election of Directors

Where independent directors represent at least one-third of the board, ISS will recommend supporting election of a board-nominated candidate unless:

•	He or she is classified by the company as independent, but fails to meet the ISS criteria for independence;

•	He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company; or

•	He or she has attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation.

Where independent directors represent less than one-third of the board, ISS will generally NOT support the election of a candidate if:

•	He or she is classified by the company as independent, but fails to meet the ISS criteria for independence;

•

He or she is an executive director. If more than one executive director is up for election, ISS will recommend against only one (typically, the director with the worst attendance record). Executives do not need to sit on the board for directors to access their expertise. Executives can be invited to board meetings to make presentations and answer questions.

•

He or she is a representative of a substantial shareholder on a board where the reason independent directors constitute less than one-third of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

•	He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company; or

•	He or she has attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation.

In making these recommendations, ISS generally will not recommend against the election of the CEO or a company founder who is integral to the company.

Under extraordinary circumstances, ISS will recommend against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

ISS’ 2014 China Proxy Voting Summary Guidelines	6

Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

ISS’ 2014 China Proxy Voting Summary Guidelines	7

Board of Supervisors

Company Law of PRC requires that companies establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

ISS generally recommends voting for such candidates unless:

•	He or she is a senior executive or director of the company;

•	He or she has been a partner of the company’s auditor within the last three years; or

•	There are concerns about the performance or conduct of an individual candidate.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

ISS’ 2014 China Proxy Voting Summary Guidelines	8

Remuneration

Director Remuneration

According to Article 38 of Company Act, director and supervisor remuneration requires shareholder approval. In most cases, however, it is disclosed as an aggregate amount. One exception is the finance industry, where state-owned entities are subject to higher disclosure requirements.

ISS generally supports resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

Equity-based Compensation

Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes.

ISS will recommend voting against a stock option scheme if:

•	The plan permits options to be issued with an exercise price at a discount to the current market price; and/or

•

The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

•	Directors eligible to receive options under the scheme are involved in the administration of the scheme; or

•	The company fails to set challenging performance hurdles for exercising the stock options compared with its historical financial performance or the industry benchmarks.

Generally vote against a stock option scheme if:

•

The scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year. The rationale is that the company’s financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options to that year’s financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

ISS will recommend voting against a restricted stock scheme if:

•	The grant price of the restricted shares is less than 50 percent of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

•

The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that restricted shares will be unlocked unless there is a clear improvement in shareholder value;

•	Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

•	The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

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Generally vote against a restricted stock scheme if:

•

The scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year. The rationale is that the company’s financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the restricted stocks to that year’s financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

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Auditor (re)Appointment

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor’s ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor’s reappointment.

In China, the CSRC requires listed companies to disclose the aggregate amount of fees paid to the auditor, as opposed to component breakdowns.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditor is being changed without explanation.; or

•	Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Capital Raising

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. The CSRC stipulates in a document entitled “Measures for the Administration of the Issuance of Securities by Listed Companies 2006” (referred to as Measures 2006 hereafter) that:

•

The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued, and a successful rights offering shall have subscription rate no less than 70 percent;

•	Share issuances via a private placement shall be issued to not more than 10 specific parties;

•	The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company’s A shares 20 trading days from the benchmark date;

•	The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance. In analyzing such request, ISS will examine such requests on a case-by-case basis, with reference to the identity of the place, the use of proceeds, and a company’s past share issuance requests.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

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Debt Issuance Requests

The issuance of debt instruments is a commonly seen financing channel used by companies to finance projects and fund operations in China. In evaluating such proposals, the following factors will be considered:

•	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

•

Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

•	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

•

The company’s financial position: What is the company’s current leverage and how does that compare to its peers? The risk of non-approval: What might happen if the proposal is not approved? Any alternative source of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

ISS will evaluate non-convertible debt issuance requests on a case-by-case basis, with or without preemptive right. ISS generally recommends voting for these proposals if:

•	The size of the debt being requested is disclosed;

•	A credible reason for the need for additional funding is provided;

•	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposal); and

•	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests, a vote for will be warranted. ISS will also recommend voting for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, ISS will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

•	The proposed maximum amount is more than twice the company’s total debt;

•	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

•	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If ISS does not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Amendments to Company Bylaws

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS’ general approach is to oppose article amendments as a whole when they include changes ISS opposes. In general, ISS reviews amendments to company bylaws on a case-by-case basis.

Articles of Association

The following are some of the most common or significant types of changes.

•	Change of registered capital to reflect the implementation of share issuance or stock dividend distribution;

•	Change of the company’s business scope and/or its address;

•	Change of board size.

ISS generally recommends a vote for these amendments unless the details of the amendments are not disclosed, or the increase in the decision authority is considered excessive in the absence of a compelling justification from the company.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

Other Company Bylaws

Other company bylaws include but are not limited to:

•	Management System of Raised Funds

•	Rules and Procedures Regarding Shareholder’s Meeting;

•	Rules and Procedures Regarding Supervisors’ Meeting;

•	Rules and Procedures for Election of Directors and Supervisors;

•	Rules and Procedures Regarding Board of Directors’ Meeting;

•	Procedures for Endorsement and Guarantees.

Regarding these bylaw proposals, ISS generally recommends voting on a case-by-case basis.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Provision of Guarantees

Chinese companies often provide loan guarantees for subsidiaries, affiliates, and sometimes unrelated parties.

According to Article 9.11 in both Shanghai and Shenzhen stock exchange Listing Rules, shareholder approval shall be sought in the following situations:

•	The amount of the guarantee is more than 10 percent of the last audited net asset value;

•

The cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed

•	The guarantee-receiving party has a debt-to-asset ratio over 70 percent;

•

The cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 30 percent of the company’s last audited total asset value with the addition of the new guarantee being proposed; or

•

The cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed and the absolute amount of the proposed guarantee exceeds CNY 50.00 million.

Such requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

•	The identity of the entity receiving the guarantee is not disclosed;

•	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

•

The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, ISS recommends a vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Voting requirement: this is an ordinary resolution unless the cumulative amount of the guarantee provision has already exceeded or will exceed 30 percent of the company’s last audited total asset value with the addition of the new guarantee being proposed.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

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Related-Party Transactions

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company’s existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in China—the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

•	Transactions involving the sale or purchase of goods;

•	Transactions involving the sale or purchase of property and/or assets;

•	Transactions involving the lease of property and/or assets;

•	Transactions involving the provision or receipt of services or leases;

•	Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

•	Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

•	Transactions involving the assumption of financial/operating obligations;

•	Transactions that include the subscription for debt/equity issuances; and

•	Transactions that involve the establishment of joint-venture entities.

According to article 5.1 of Guidelines for Introducing Independent Directors to the Board of Listed Companies by CSRC, 2001 (referred to as Guidelines 2001 hereafter), independent directors must ratify any related-party transaction amounting to more than 5 percent of net assets or RMB 3 million, whilst at board meetings held to discuss such transactions interested directors must abstain from voting (PRC Company Law (article 125)).

Related-party transactions are regulated by Chapter 9 and 10 in the Listing Rules of Shanghai and Shenzhen Stock Exchange, with definitions of related parties and associated transactions given in articles 10.1.1, 10.1.3, and 10.1.5. These rules require that related parties abstain from voting on defined related-party transactions at shareholder meetings.

Articles 12 to 14 of the Code of Corporate Governance also include principles regarding the disclosure, pricing, and other issues involved in a typical related-party transaction.

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company’s existing shareholders.

Loan Financing Requests

Chinese companies often seek loan financing from banks, financial institutions, or controlling shareholders. Occasionally, companies also undertake to provide funding for subsidiaries, affiliates, or related parties. Generally, the funds obtained from the loan application are used by companies, subsidiaries, affiliates, and/or related parties to supplement working capital, fund ongoing projects, and take advantage of investment plans.

Article 10.2.3 of the Shanghai and Shenzhen Listing Rules documents prohibit the making of loans to directors, supervisors, or senior management either directly or through subsidiaries.

ISS analyzes loans and financing proposals on a case-by-case basis.

In assessing requests for loan financing provided by a related party:

•

ISS will examine the stated uses of proceeds, the size or specific amount of the loan requested, along with interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan to the company.

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In assessing requests to provide loan financing to a related party:

•

ISS will examine the stated uses of proceeds, the size or specific amount of the loan requested, along with interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan to the company.

•	ISS will generally recommend shareholders vote against the provision of loans to clients, controlling shareholder, and actual controlling persons of the company.

Group Finance Companies

It is not uncommon for large companies in China to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

Given that these GFCs may engage in intragroup lending, and that any default in the payment of loans awarded by finance companies to other members of the group may expose the company’s deposited funds to further risks, ISS will recommend that shareholders vote against requests to deposit monies with a GFC.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Mergers & Acquisitions

ISS recommends a vote on any merger or acquisition on a case-by-case basis, taking into consideration of following factors:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

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Proposals to Invest in Financial Products Using Idle Funds

Recently, there has been an increasing number of proposals to invest in financial products using idle funds by Chinese listed companies.

According to Article 9.3.2 of the listing rules, the company’s external investments, including investment in financial products, with a cumulative amount more than 50 percent of its last audited net asset value and exceeding CNY 50 million in the previous 12 months, requires shareholder approval. In addition, China Securities Regulatory Commission (CSRC) issued a new regulation in late 2012 to allow listed companies to invest part of their idle raised funds in financial products with approval of shareholders.

ISS recommends a vote on these proposals on a case-by-case basis. Key factors for evaluating such requests include:

•	Any known concerns with previous investments;

•	The amount of the proposed investment relative to the company’s assets;

•	Disclosure of the nature of the products in which the company proposes to invest; and

•	Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Transparency. Inclusiveness. Global Expertise.

2014 EMEA Regional Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 EMEA Regional Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

The following is a condensed version of the proxy voting recommendations contained in ISS’ EMEA Regional Proxy Voting Manual. Note that these guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific ISS policy. Therefore, markets covered by this document exclude UK, Ireland, Russia, Kazakhstan, and South Africa, and all markets that are covered under ISS’ European Policy.

ISS’ 2014 EMEA Regional Proxy Voting Summary Guidelines	2

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for the approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

▶▶▶▶▶

Appointment of Auditors and Auditor Fees

Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	The name(s) of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

▶▶▶▶ ▶

Appointment of Internal Statutory Auditors

Vote for the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

▶▶▶▶▶

Allocation of Income

Vote for approval of the allocation of income, unless:

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•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

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Stock (Scrip) Dividend Alternative

Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

▶▶▶▶ ▶

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

▶▶▶▶▶

Change in Company Fiscal Term

Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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Transact Other Business

Vote against other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Director Elections

Vote for management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote for the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language. Beginning in 2014, vote against the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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[Please see the ISS EMEA Regional Classification of Directors on the following page.]

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ISS Classification of Directors—EMEA Regional Policy 2014

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current or former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or a significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]

“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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[2]

Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]

A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4]

For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5]

For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶▶▶▶▶

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e. , maximize long-term shareholder value).

▶▶▶▶ ▶

Discharge of Directors

Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

ISS’ 2014 EMEA Regional Proxy Voting Summary Guidelines	8

•

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

▶▶▶▶▶

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

▶▶▶▶▶

Board Structure

Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

▶▶▶▶▶

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

▶▶▶▶▶

Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

▶▶▶▶▶

Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

▶▶▶▶▶

Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

▶▶▶▶ ▶

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Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares. Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

▶▶▶▶▶

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

▶▶▶▶▶

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

▶▶▶▶▶

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

▶▶▶▶▶
Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

ISS’ 2014 EMEA Regional Proxy Voting Summary Guidelines	11

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company’s historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, vote against any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

▶▶▶▶▶

Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

▶▶▶▶▶

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

▶▶▶▶▶

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4. COMPENSATION

Compensation Plans

Vote compensation plans on a case-by-case basis.

▶▶▶▶ ▶

Director Compensation

Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

▶▶▶▶▶

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5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

▶▶▶▶▶

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

▶▶▶▶▶

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

▶▶▶▶▶

Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

▶▶▶▶▶

Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

▶▶▶▶▶

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Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

▶▶▶▶▶

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

▶▶▶▶▶

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

▶▶▶▶▶

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

▶▶▶▶ ▶

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6. Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS’ EMEA Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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ISS’ 2014 EMEA Regional Proxy Voting Summary Guidelines	17

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 EMEA Regional Proxy Voting Summary Guidelines	18

Transparency. Inclusiveness. Global Expertise.

2014 European Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 European Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting Manual.

ISS’ 2014 European Proxy Voting Summary Guidelines	2

ISS’ 2014 European Proxy Voting Summary Guidelines	3

COVERAGE UNIVERSE

ISS’ European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the separate National Association of Pension Funds (NAPF) policy. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS’ separate, market-specific policies, or ISS’ EMEA Regional Policy.

Specifically, ISS’ European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS’ approach is not “one-size-fits-all” and takes relevant market-specific factors into account in our research and recommendations. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

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DEFINITIONS AND EXPLANATIONS

The term “widely held” refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

▶▶▶▶▶

Appointment of Auditors and Auditor Fees

Vote for proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI- EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will target the auditor election. For concerns relating to fees paid to the auditors, ISS will target remuneration of auditors if this is a separate voting item, otherwise ISS would target the auditor election.

▶▶▶▶▶

Appointment of Internal Statutory Auditors

Vote for the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used; or

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

▶▶▶▶▶

Allocation of Income

Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

ISS’ 2014 European Proxy Voting Summary Guidelines	6

•	The payout is excessive given the company’s financial position.

▶▶▶▶▶

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

▶▶▶▶▶

Change in Company Fiscal Term

Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

▶▶▶▶ ▶

Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

▶▶▶▶▶

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

▶▶▶▶ ▶

Transact Other Business

Vote against other business when it appears as a voting item.

▶▶▶▶▶

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2. BOARD OF DIRECTORS

Non-Contested Director Elections

Vote for management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests;

•	The board fails to meet minimum corporate governance standards;

•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I.	Director Terms

II.	Bundling of Proposals to Elect Directors

III.	Board independence

IV.	Disclosure of Names of Nominees

V.	Combined Chairman/CEO

VI.	Election of a Former CEO as Chairman of the Board

VII.	Overboarded Directors

VIII.	Voto di Lista (Italy)

IX.	One Board Seat per Director

X.	Composition of Committees

XI.	Composition Nominating Committee (Sweden and Norway)

XII.	Election of Censors (France)

Note that this policy is distinct from ISS’ policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies: “Compensation-Related Voting Sanctions” and “Voting on Directors for Egregious Actions,” which both address a comparatively rare set of additional circumstances, and “Corporate Assembly and Committee of Representatives Elections,” which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

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Bundling of Proposal to Elect Directors

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain vote against the election or reelection of any directors if the company proposes a single slate of directors.

In France, unbundled director elections are market practice, in Germany it has been recommended best practice since July 20, 2005, and in Spain it has been recommended best practice since Jan. 1, 2007. The policy will be applied to all companies in these markets.

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Board Independence

Please see ISS’ European Classification of Directors, presented separately in this document (page Error! Bookmark not defined.), regarding ISS’ classification of the independence status of individual directors.

Note that this section is subject to an exception for companies with a majority shareholder. This exception is presented at the end of this subsection.

For Austria, Belgium, France, Germany, Hungary, the Netherlands, Spain, and Switzerland, vote against the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation. The policy will apply to widely held companies in these markets.

For Denmark, Norway, Finland, Sweden, and Luxembourg, ISS will apply the same policy only for those companies that are part of a local main index market index and/or the MSCI-EAFE index.

For widely held companies in Austria and Germany that must by law include labor representatives who are by definition not independent, ISS will require that a minimum of one-third of the total board be independent. For Swedish, Norwegian, and Danish local main index and/or MSCI-EAFE companies, as well as widely-held Hungarian companies, with labor representatives, the above policy will apply to shareholder-elected board members. In addition, ISS will require that one- third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

In Portugal, companies that belong to the PSI-20 and/or MSCI-EAFE index will be required to have at least 25 percent of the board independent, as recommended by the Code of Corporate Governance issued by the Portuguese Securities Exchange. ISS will recommend a vote against the entire slate of candidates (bundled elections) or a vote against the election of any non-independent directors (unbundled elections) if board independence level does not meet the recommended 25-percent threshold.

In Italy, for companies that are part of a local main index market index and/or MSCI-EAFE index with a controlling shareholder, companies will be required to have a board consisting of at least one-third independent members (33 percent), and, for all other companies, at least half of the board should be independent (50 percent).

For Greece, vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS’ director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will

ISS’ 2014 European Proxy Voting Summary Guidelines	9

assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held companies incorporated in Greece.

Exception for Companies with a Majority Shareholder (Excludes Italy and Portugal)

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher). Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital.

This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

Carve Out: In markets where the local corporate governance code addresses board independence at controlled companies, ISS will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case if the level of board independence is below one-third.

Disclosure of Names of Nominees

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against (re)election of combined chair/CEOs at widely held European companies.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a case-by-case basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, ISS will generally recommend a vote against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

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Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

•	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

•	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

•	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

•	The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Overboarded Directors

In Austria, Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain, and Switzerland, at widely held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:

•	Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.

•	Non-executive chairmen are expected not to hold executive positions elsewhere or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.

•	Non-executive directors who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly listed companies.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

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One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

For Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets where local corporate governance codes prescribe more robust composition requirements.

Separation of power is one of the fundamental tenets of good corporate governance. The primary objective of the board is to provide independent oversight of executive management, and because board committees are entrusted with carrying out crucial functions for this purpose, such as assessing the veracity of the independent audit and carrying out board succession planning, it is important that committees be sufficiently independent of management. The presence of executive directors on audit and compensation committees represents clear and widely recognized conflicts of interest. Executive audit committee members may compromise the integrity of the independent audit, and the presence of executives on the compensation committee means that executives are allowed to select the directors who determine their pay. Corporate governance codes in a number of European markets have already introduced amendments in recent years which recommend majority independence on key committees such as the audit and remuneration committees, and even the outright ban of executive members on these committees, and this policy is intended to reflect these code recommendations as well as market practice.

Composition Nomination Committee (Sweden, Norway, and Finland)

Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

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Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1.	A member of the executive management would be a member of the committee;

2.	More than one board member who is dependent on a major shareholder would be on the committee; or

3.	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

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ISS Classification of Directors—European Policy 2014

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[4] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative¹ provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative¹ of a current or former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•

Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.[4];

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	Not classified as non-independent by ISS (see above);

•	No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes

1 “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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2 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

4 For example, the EC recommendation 2005/162/EC’s definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS’ European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

5 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

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Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

▶▶▶▶ ▶

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors’ compliance with ISS’ director election policy.

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Discharge of Directors

Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest ;

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

▶▶▶▶▶

Board Structure

Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

For French companies, generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

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Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

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Capital Structures

Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

▶▶▶▶▶

Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares. Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

▶▶▶▶▶

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

▶▶▶▶▶

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

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Share Repurchase Plans

ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”);, and

•	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

•	The duration of the authorization is limited in time to no more than 18 months;

•	The total number of shares covered by the authorization is disclosed;

•

The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

•	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

•	The company has a clean track record regarding repurchases.

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Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

▶▶▶▶▶

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4. COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1.	Provide shareholders with clear, comprehensive compensation disclosures;

2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3.	Avoid arrangements that risk “pay for failure;”

4.	Maintain an independent and effective compensation committee;

5.	Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I.	Executive compensation-related proposals; and

II.	Non-executive director compensation-related proposals

Executive compensation-related proposals

ISS will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:

1.1.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3.	Companies shall adequately disclose all elements of the compensation, including:

1.3.1.	Any short- or long-term compensation component must include a maximum award limit.

1.3.2.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3.	Discretionary payments, if applicable.

2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

2.1.	The structure of the company’s short-term incentive plan shall be appropriate.

2.1.1.	The compensation policy must notably avoid guaranteed or discretionary compensation.

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2.2.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS’ general policy for equity-based plans; and

2.2.2.	For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3.	The balance between short- and long-term variable compensation shall be appropriate

2.3.1.	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3.	Avoid arrangements that risk “pay for failure”:

3.1.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.

3.1.1.	There shall be a clear link between the company’s performance and variable awards.

3.1.2.	There shall not be significant discrepancies between the company’s performance and real executive payouts.

3.1.3.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4.	Significant pay increases shall be explained by a detailed and compelling disclosure.

3.2.	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.3.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:

4.1.	No executives may serve on the compensation committee.

4.2.	In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.	Avoid inappropriate pay to non-executive directors.

ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

•	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

•	Proposed amounts are excessive relative to other companies in the country or industry.

•	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

•	Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non- executive directors.

•	Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

•	Proposals include both cash and share-based components to non-executive directors.

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•	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based compensation Guidelines

ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

•

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);

•	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

•	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

•	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

•	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

•

In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company’s average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

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Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1.	The (re)election of members of the remuneration committee;

2.	The discharge of directors; or

ISS’ 2014 European Proxy Voting Summary Guidelines	23

3.	The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

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Stock Option Plans—Adjustment for Dividend (Nordic Region)

Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

•	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

•	Having significantly higher expected dividends than actual historical dividends;

•	Favorably adjusting the terms of existing options plans without valid reason; and/or

•	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

▶▶▶▶▶

Share Matching Plans (Sweden and Norway)

ISS considers the following factors when evaluating share matching plans:

•	For every share matching plan, ISS requires a holding period.

•	For plans without performance criteria, the shares must be purchased at market price.

•	“For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

•

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS’ guidelines.

▶▶▶▶▶

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5. ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

ISS will generally recommend a vote on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

▶▶▶▶▶

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

▶▶▶▶▶

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

▶▶▶▶▶

Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

▶▶▶▶▶

ISS’ 2014 European Proxy Voting Summary Guidelines	26

Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

▶▶▶▶▶

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

▶▶▶▶▶

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:

•

The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS’ categorization rules ( ISS’ European Director Independence Guidelines) and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

•	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

•	The issuance authority is for a maximum of 18 months;

•	The board of the company-friendly foundation is fully independent;

•	There are no priority shares or other egregious protective or entrenchment tools;

•	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

•	The foundation buying the PPS does not have as a statutory goal to block a takeover; and

•	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

▶▶▶▶▶

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

ISS’ 2014 European Proxy Voting Summary Guidelines	27

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Note that policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

▶▶▶▶▶

Authority to Reduce Minimum Notice Period for Calling a Meeting

A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-day’s notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

▶▶▶▶ ▶

Auditor Report Including Related Party Transactions (France)

ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

•	Director Remuneration (including Severance Packages and Pension Benefits)

•	Consulting Services

•	Liability Coverage

•	Certain Business Transactions

In general, ISS expects companies to provide the following regarding related-party transactions:

•

Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

ISS’ 2014 European Proxy Voting Summary Guidelines	28

•	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

•	Fairness opinion (if applicable in special business transactions); and

•	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

▶▶▶▶▶

ISS’ 2014 European Proxy Voting Summary Guidelines	29

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 European Proxy Voting Summary Guidelines	30

Transparency. Inclusiveness. Global Expertise.

2014 Hong Kong Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Hong Kong Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

ISS’ 2014 Hong Kong Proxy Voting Guidelines	2

Overview

Hong Kong companies are required to present the summary of their financial reports within four months after the end of the financial year. Public companies must hold their annual general meeting (AGM) within a period of 15 months from the last convened AGM. The following resolutions are commonly seen at a shareholder meeting:

•	Approval of financial statements and statutory reports;

•	Dividend distribution;

•	Election of directors;

•	Approval of remuneration of directors;

•	Election of supervisors;

•	Auditor appointment and approval of auditor remuneration;

•	Capital raising request

•	Compensation proposals.

Other items that may be submitted for shareholder approval include:

•	Related-party transactions;

•	Amendments to articles of associations;

•	Debt issuance requests;

•	Provision of guarantees;

•	Mergers and acquisition.

Policies in this document are presented in the order that generally appears on the ballot.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	3

Operational Items

Approval of Financial Statements and Statutory Reports

Vote for approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position

ISS’ 2014 Hong Kong Proxy Voting Guidelines	4

Board of Directors

The SEHK listing rules now require that at least three independent non-executive directors be appointed to boards of listed companies or at least one-third of the board be independent, whichever is higher. Companies are likewise required to form audit committees composed entirely of non-executive directors, a majority of whom, including the chairman, must be independent. The committee must have at least one independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is also required in Hong Kong, and the committee must be majority independent, including the chairman. Insiders are allowed to serve on the remuneration committee so long as the committee is majority independent. Companies listed in Hong Kong must also establish a nomination committee, or explain the reasons of noncompliance. The nomination committee must comprise a majority of independent directors, and must be chaired by either an independent director or the chairman of the board.

Election of Directors

ISS typically recommends a vote for the re/election of directors, unless:

•	The nominee is classified by the company as independent, but fails to meet the ISS criteria for independence;

•	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

•

The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

¡	Medical issues/illness;

¡	Family emergencies;

¡	The director has served on the board for less than a year; and

¡	Missing only one meeting (when the total of all meetings is three or fewer).

•	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

•	The nominee is an executive director serving on the audit committee;

•

The nominee sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or

•	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

Generally vote against all members of the audit committee up for reelection if:

•	The non-audit fees paid to the auditor are excessive; or

•	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	5

Director Tenure

Under ISS’ Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than 9 years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director’s true level of independence.

Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China and Hong Kong for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director elections unless there is an indication of director contest.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	6

Board of Supervisors

Company Law of PRC requires that companies incorporated in China establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

ISS generally recommends voting for such candidates unless:

•	He or she is a senior executive or director of the company;

•	He or she has been a partner of the company’s auditor within the last three years; or

•	There are concerns about the performance or conduct of an individual candidate.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	7

Remuneration

Director Fees

ISS generally supports resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Compensation Plans

ISS will recommend voting against an option scheme if:

•

The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

•	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards[1].

[1]	Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	8

Audit

An auditor who has been removed from office has the right to attend the AGM and to make statements to members at the AGM immediately following removal. Auditors can require subsidiaries of holding companies to provide detailed information regarding their operations—an important point in Hong Kong, because holding companies are becoming the favored corporate structure for Hong Kong conglomerates.

The right of auditors to attend AGMs following removal from office is an important safeguard for shareholders because it forces the company to justify its actions. Therefore, companies usually provide reasons for changes of auditors, and opposing the reappointment of auditors would only take place in extreme circumstances.

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor’s ability to remain objective becomes questionable when fees paid to the auditor for non-audit services, such as management consulting, general bookkeeping, and special situation audits, exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor’s reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditor is being changed without explanation; or

•	The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make an exception to this policy if the excessive non-audit fees are related to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable “non-audit” fees would be fees for a special audit in connection with an IPO.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	9

Share Issuance Requests

General Issuance Mandate

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

•	Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);

•	Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and

•	Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate extends the board’s authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

Hong Kong companies routinely ask shareholders to grant the board of directors a “general mandate to issue shares” without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or ‘refresh’) the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

In recent years, many institutional investors have voted against all requests to issue shares without preemptive rights in Hong Kong as this mandate is subject to abuse by companies that could issue shares at steep discounts, potentially to related parties, and renew the share issuance amount several times within a period of one year. A small number of Hong Kong companies have, recently, made mandate requests smaller than the 20 percent maximum that the Listing Rules allow.

Taking account of the views of a wide range of institutional investors with investments in Hong Kong companies, ISS will now recommend a vote supporting the General Issuance Mandate for companies that:

•

Limit the aggregate issuance request—that is, for the General Issuance Mandate and the Share Reissuance Mandate combined—to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

•	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

•	Have no history of renewing the General Issuance Mandate several times within a period of one year.

Share Repurchase Plans (Repurchase Mandate)

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title “General Mandate to Repurchase Shares,” and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company’s outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company’s issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see “Share Reissuance Mandate,” below).

ISS’ 2014 Hong Kong Proxy Voting Guidelines	10

There are several other aspects of the authority designed to protect shareholders’ interests. As with the General Issuance Mandate, most companies use the exact wording from the official text of an amendment when making requests for such authorizations or when amending their articles to allow use of the authority and establishing reserves for that purpose.

Reissuance of Shares Repurchased (Share Reissuance Mandate)

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board’s authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

ISS will recommend a vote supporting the Share Reissuance Mandate only if:

•

The aggregate issuance request—that is, for the General Issuance Mandate and the Share Reissuance Mandate combined—is limited to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

•	The General Issuance Mandate request limits the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

•	The company has no history of renewing the General Issuance Mandate several times within a period of one year if it has recommended For the General Issuance Mandate.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	11

Related-Party Transactions

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company’s existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in Hong Kong—the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

•	Transactions involving the sale or purchase of goods;

•	Transactions involving the sale or purchase of property and/or assets;

•	Transactions involving the lease of property and/or assets;

•	Transactions involving the provision or receipt of services or leases;

•	Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

•	Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

•	Transactions involving the assumption of financial/operating obligations;

•	Transactions that include the subscription for debt/equity issuances; and

•	Transactions that involve the establishment of joint-venture entities.

Group Finance Companies

It is not uncommon for large Chinese companies listed in Hong Kong to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

Given that these GFCs may engage in intragroup lending, and that any default in the payment of loans awarded by finance companies to other members of the group may expose the company’s deposited funds to further risks, ISS will recommend that shareholders vote against requests to deposit monies with a GFC.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	12

Capital

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

•	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

•

Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

•	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

•	The company’s financial position: What is the company’s current leverage and how does that compare to its peers?

•

The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

•	The size of the debt being requested is disclosed;

•	A credible reason for the need for additional funding is provided;

•	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

•	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

•	The proposed maximum amount is more than twice the company’s total debt;

•	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

•	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	13

Pledging of Assets for Debt

Vote for proposals to approve the specific pledging of assets for debt if:

•	The size of the debt being requested is disclosed;

•	A credible reason for the need for additional funding is provided;

•	Details regarding the assets to be pledged are disclosed; and

•	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote against will be recommended.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company’s overall debt level, and the company’s justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders’ rights and economic interests could be negatively affected. When the board is requesting a general authority to pledge assets, the details regarding the assets to be pledged need not be disclosed; however, ISS will oppose such a proposal if it would grant the board excessive authority.

Increase in Borrowing Powers

Vote for proposals to approve increases in a company’s borrowing powers if:

•	The size of the debt being requested is disclosed;

•	A credible reason for the need for additional funding is provided;

•	The potential increase in debt is not excessive; and

•	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board’s ability to borrow money is often fixed in a company’s articles, and shareholder approval to change this limit is therefore legally required. ISS’ analysis of borrowing power increase requests takes into account management’s stated need for the increase, the size of the increase, and the company’s current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company’s debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

Loan Guarantee Requests

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties.

Such requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

•	The identity of the entity receiving the guarantee is not disclosed;

•	The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

ISS’ 2014 Hong Kong Proxy Voting Guidelines	14

•

The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	15

Mergers & Acquisitions

ISS evaluates any merger or acquisition on case-by-case bases, taking into consideration of following factors:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	16

Social/Environmental Issues

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	17

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 Hong Kong Proxy Voting Guidelines	18

Transparency. Inclusiveness. Global Expertise.

2014 Japan Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Japan Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

ISS’ 2014 Japan Proxy Voting Summary Guidelines	2

ISS’ 2014 Japan Proxy Voting Summary Guidelines	3

1. Approval of Financial Statements

Vote for approval of financial statements, unless:

•	External auditor expressed no opinion, or raised concerns; or

•	Statutory auditors/audit committee raised concerns; or

•	There are concerns about the financial statements presented or audit procedures used.

2. Income Allocation

Vote for approval of income allocation, unless:

•	Payout ratio is consistently low without adequate justification; or

•	Payout ratio is too high, potentially damaging financial health.

3. Election of Directors

ISS has two policies for director elections in Japan: one for companies with a statutory auditor board structure, and the other for companies with a U.S.-type three committee structure. Regardless of governance structure, vote for the election of directors, except for:

•	A top executive[1] if the board, after the shareholder meeting, does not include at least one outsider, regardless of independence; or

•

A top executive at a company that has a controlling shareholder, where the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan; or

•	An outside director nominee who attended less than 75 percent of board meetings during the year under review[2]; or

•

A top executive who is responsible for not implementing a shareholder proposal which has received a majority[3] of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

In addition, at companies with a U.S.-type three committee structure, vote for the election of directors, unless:

•	The outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent; or

•

Where a company has a controlling shareholder, the director nominee who sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

[1]	In most cases, the top executive will be the “shacho” (president). However, there are companies where the ultimate decision-making authority rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

[2]	The attendance of inside directors is not disclosed in Japan.

[3]	Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

ISS’ 2014 Japan Proxy Voting Summary Guidelines	4

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent.

•	Individuals who work or worked at major shareholders of the company in question;

•	Individuals who work or worked at main lenders/banks to the company in question;

•	Individuals who work or worked at the lead underwriter(s) of the company in question;

•	Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;

•	Individuals who worked at the company’s audit firm;

•	Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or

•	Individuals who have a relative(s) working at the company in question.

ISS’ 2014 Japan Proxy Voting Summary Guidelines	5

4. Election of Statutory Auditors

Vote for the election of statutory auditors, unless:

•	The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan[4]; or

•	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

•	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

•

Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

5. Article Amendments

Amendments are nearly always bundled together as a single voting resolution, and ISS’ general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

Vote for this change, unless:

•	A company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

Vote for this change, unless:

•	None of the outside director candidates meets ISS criteria on independence[5].

Increase in authorized capital

Vote case-by-case on this request if the company explicitly provides reasons for the increase. Otherwise,

Vote for this change, unless:

•	The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

•	The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

•	The increase is intended for a poison pill, which ISS opposes.

Creation/modification of preferred shares/class shares

Vote case-by-case on this request.

Repurchase of shares at board’s discretion

Vote against this change.

[4]	ISS uses the same independence criteria for directors and statutory auditors. See “Election of Directors.”

[5]	See “Election of Directors” for ISS criteria on independence.

ISS’ 2014 Japan Proxy Voting Summary Guidelines	6

Allow company to make rules governing the exercise of shareholders’ rights

Vote against this change.

Limit rights of odd shareholders

Vote for this change.

Lower quorum requirement

Vote against this change.

Amendments related to takeover defenses

Vote for this change, unless:

•	ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

Vote for this change, unless:

•	The decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director

Vote against this change.

Reduce directors’ term in office from two years to one year

Vote for this change.

Remove language preventing classification of board

Vote against this change.

Limitations of liability for directors/statutory auditors

Vote for this change.

Limitations of liability for external auditors

Vote against this change.

Payment of dividends at the board’s discretion

Vote against this change.

Management buyout related amendments

Vote case-by-case on this request.

6. Annual Bonuses for Directors/Statutory Auditors

Vote for approval of annual bonuses, unless:

ISS’ 2014 Japan Proxy Voting Summary Guidelines	7

•	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

7. Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System

Retirement Bonuses

Vote for approval of retirement bonuses, unless:

•	Recipients include outsiders[6]; or

•	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

•	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Vote for approval of special payments in connection with abolition of retirement bonus system, unless:

•	Recipients include outsiders[7]; or

•	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

•	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

8. Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Vote for approval of stock option plans, unless:

•	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

•	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

•	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Vote for approval of deep-discounted stock option plans, unless:

•	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

[6]	However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.

[7]	Id.

ISS’ 2014 Japan Proxy Voting Summary Guidelines	8

•	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

•	The maximum number of options that can be issued per year is not disclosed; or

•	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

9. Director Compensation Ceiling

Vote for proposals seeking to increase director fees, if:

•	The specific reason(s) for the increase are explained; or

•	The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company’s stock price performance and capital efficiency if:

•	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

10. Statutory Auditor Compensation Ceiling

Vote for proposals seeking to increase statutory auditor compensation ceiling, unless:

•	Statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

11. Audit Firm Appointments

Vote for the appointment of audit firms, unless:

•	There are serious concerns related to changing auditors.

12. Share Repurchase Plans

Vote for the share repurchase plans, unless:

•	The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or

•	There are serious concerns about a possible adverse impact on shareholder value.

13. Takeover Defense Plans (Poison Pills)

Vote for approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

ISS’ 2014 Japan Proxy Voting Summary Guidelines	9

•	The board does not include at least 20 percent (but no fewer than two) independent directors[8] after the shareholder meeting; or

•	These independent directors fail to meet ISS guidelines on board meeting attendance[9]; or

•	The directors are not subject to annual election; or

•	One or more members of the bid evaluation committee cannot be regarded as independent based on ISS criteria for independence; or

•	The trigger threshold is set at less than 20 percent of shares outstanding; or

•	The duration of the poison pill exceeds three years; or

•

There are other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or

•	The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

(Second stage of analysis)

•	The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

14. Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)

Vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

15. Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

[8]	See “Election of Directors” for ISS criteria on independence.

[9]	See “Election of Directors” for ISS criteria on board meeting attendance.

ISS’ 2014 Japan Proxy Voting Summary Guidelines	10

16. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

▶▶▶▶ ▶

ISS’ 2014 Japan Proxy Voting Summary Guidelines	11

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 Japan Proxy Voting Summary Guidelines	12

Transparency. Inclusiveness. Global Expertise.

2014 Korea Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Korea Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

ISS’ 2014 Korea Proxy Voting Summary Guidelines	2

1. Approval of Financial Statements (and Declaration of Cash or Stock Dividends)

Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:

•	The dividend payout ratio has been consistently low without adequate justification;

•	The payout is excessive given the company’s financial position;

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. Amendments to the Articles of Incorporation

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company’s articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants to non-shareholders without triggering existing shareholders’ preemptive rights. When such articles are sought to be amended, only vote for the amendments if:

•	The potential dilution ratio to existing shareholders does not exceed 20 percent; and

•	The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

Generally vote for increases in authorized capital, unless:

•	The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification; or

•	The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Diversification / expansion of business objectives

Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

ISS’ 2014 Korea Proxy Voting Summary Guidelines	3

Stock option grant

Generally vote for a proposed stock option grant, unless:

•	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

•	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amend quorum requirements

Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

Cumulative voting

Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

Generally vote against proposals to introduce a provision that entitles the company’s directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing board to approve financial statements and income allocation

Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders’ right to approve the company’s dividend payment decision without any countervailing benefits.

3. Election of Directors

Korean law imposes two different sets of corporate governance standards on listed companies—one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

Consider the history of a particular director when deciding whether to vote in favor of his or her (re)election. Examples of circumstances where a vote against a director’s (re)election should be considered include:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There is any record of abuses against minority shareholder interests;

•	The board fails to meet minimum corporate governance standards;

•	A director has had significant involvement with a failed company;

•	A director has in the past appeared not to have acted in the best interests of all shareholders;

•

A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

•	A director has been indicted by the Prosecutors’ Office and there are pending investigations;

•	An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation; or

•	An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree.

ISS’ 2014 Korea Proxy Voting Summary Guidelines	4

For large companies, in a case where independent non-executive directors (per ISS’ classification of directors) represent less than a majority of the board, vote against the following directors:

•	Inside/executive directors who are neither CEO nor a member of the founding family; and/or

•

The most recently appointed non-independent non-executive director (per ISS’ classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Under extraordinary circumstances, vote against individual directors, members of committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

4. Election of Audit Committee Members (or Internal Auditor)

Election of Audit Committee Member(s)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Consider the history of a particular audit committee member when deciding whether to vote in favor of his or her (re)election. Examples of circumstances where a vote against an audit committee member’s (re)election should be considered include:

•	There are serious concerns about the statutory reports presented or audit procedures used;

•	A director has had significant involvement with a failed company;

•	A director has in the past appeared not to have acted in the best interests of all shareholders;

•

A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

•	A director has been indicted by the Prosecutors’ Office and there are pending investigations;

•	An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;

•	An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

•	An inside director seeks to become an audit committee member (for large companies only);

•	A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

•	Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)appointment. Examples of circumstances where a vote against an internal auditor’s (re)appointment should be considered include:

ISS’ 2014 Korea Proxy Voting Summary Guidelines	5

•	There are serious concerns about the statutory reports presented or audit procedures used;

•	The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	A nominee has had significant involvement with a failed company;

•

A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

•	A nominee has been indicted by the Prosecutor’s Office and there are pending investigations;

•	A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

•	Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company’s audit committee, after the election, satisfies the legal requirement.

5. Remuneration Cap on Directors (and Internal Auditor)

Generally vote for the approval of a remuneration cap on directors (or the internal auditor), unless:

•	The proposed limit on directors’ remuneration is excessive relative to peer companies’ remuneration caps; and/or

•	The company is asking for a significant fee cap increase where:

•

The company reported sound financial performance but its dividend payout ratio has been low in the past couple of years (or for the most recent five years for widely held companies) without any reasonable justification; and/or

•	The company has generated a net loss in the most recent two financial years.

6. Reduction in Capital

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

Reduction in capital accompanied by cash consideration

Generally vote for proposals to reduce a company’s capital that accompany return of funds to shareholders and is part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction in capital not accompanied by cash consideration

Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

7. Stock O ption Grants

Generally vote for stock option grant proposals, unless:

•	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

•	The maximum dilution level under the plan exceeds 10 percent for a growth company.

ISS’ 2014 Korea Proxy Voting Summary Guidelines	6

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders’ approval retrospectively at the first general meeting after the grant.

8. Spinoff Agreement

Generally vote for the approval of a spinoff agreement, unless:

•	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

•	The company’s structure following the spinoff does not reflect good corporate governance;

•	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

•	The company does not provide sufficient information upon request to make an informed voting decision.

9. Merger Agreement, Sales/Acquisition of Company Assets, and Formation of Holding Company

Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

•	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

•	The company’s structure following such transactions does not reflect good corporate governance;

•	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

•	The company does not provide sufficient information upon request to make an informed voting decision; and/or

•	The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

The company-level transactions that require shareholders’ approval include: sale/acquisition of a company’s assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

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For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

Market reaction

How has the market responded to the proposed deal? How did the company’s stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non -inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident’s right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident’s right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale /acquisition of business, merger, or formation of a holding company.

A dissident’s right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

10. Amendments to Terms of Severance Payments to Executives

Generally vote for the establishment of, or amendments, to executives’ severance payment terms, unless:

•	The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

ISS’ 2014 Korea Proxy Voting Summary Guidelines	8

•	The negative provisions proposed in a resolution outweigh any positive ones; and/or

•	The company proposes to introduce a new clause that is effectively a golden parachute clause.

11. Shareholder Proposals

Vote for shareholder proposals that would improve the company’s corporate governance or business profile at a reasonable cost. However, vote against proposals that potentially limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

In addition, vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

12. Social/Environmental Issues

Globa l Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Transparency. Inclusiveness. Global Expertise.

2013 New Zealand Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2013 New Zealand Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2012

Published Dec. 19, 2013

The following guidelines apply to NZSX-registered issuers and those entities listed on the NZSX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in New Zealand typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2014 AGM season, these guidelines may be amended accordingly.

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INTRODUCTION

The principle underpinning all ISS’ recommendations is that shareholders are the owners of listed companies.1 As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast FOR, AGAINST, and ABSTAIN on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending against resolutions such as the election of directors, especially the chairperson, the acceptance of financial statements, and, where necessary and appropriate, any other resolution.

[1]	The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

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BOARD OF DIRECTORS

In assessing resolutions concerning directors, ISS will consider the following:

•	Directors are the stewards of the shareholders’ company;

•	As such, directors should act in the interests of the company;

•	Directors are best placed to provide oversight of the management and operations of a company;

•	Directors should be responsive to the wishes of the shareholders whose interests they serve.

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

Director Age Limits

ISS Recommendation: Generally, AGAINST

There is no requirement in the NZ Companies Act for directors to retire at a certain age. ISS supports resolutions seeking to remove age limitations from company constitutions.

ISS does not consider that age should be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of his/her individual contribution and experience. As long as a director is able to fulfill his/her fiduciary responsibility to shareholders, we do not believe s/he should be disqualified from remaining in office.

Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size. ISS will generally recommend against resolutions that seek to remove any maximum limit on board size.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

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Classification of Directors

Directors are classified as (i) executive, (ii) non-independent non-executive, or (iii) independent non-executive. The ISS definition of an independent director uses the ASX Corporate Governance Council’s definition as its core. The ASX Council definition is used because many NZ companies are listed on the ASX, and, in turn, a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an independent director but is more specific, and, in some, cases more stringent. It defines an independent director as a non-executive director who:

•	Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

•	Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

•	Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

•	Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

•	Does not have a material contractual relationship with the corporate group;

•	Has not served on the board for a period which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company;

•	Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

Substantial shareholders

•	A “substantial” shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. This is in accordance with the NZ Securities Markets Act.

•

Where a person is a non-executive director of a substantial shareholder, he/she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he/she is classified as non-independent.

•	A company founder is classified as non-independent even if no longer a substantial shareholder.

•	A relative of a substantial shareholder is also classified as non-independent.

Former executives

•

The three-year rule is treated as a ‘cooling off’ period. Therefore, where an executive joins the board (as a non-executive) on retirement from executive office, or stays on the board (as a non-executive) after retiring from executive office, he/she is classified as non-independent for so long as s/he remains on the board.

•	A relative of a current or former executive is also considered to be non-independent.

Advisers, suppliers, customers

•

Where a person is a non-executive director of a material adviser/supplier/ customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he/she is classified as independent (unless a separate reason exists for classifying him/her as non-independent).

•

The materiality threshold for transactions is NZ$250,000 per annum for large advisers/suppliers/customers, and NZ$25,000 per annum for small advisers/suppliers/customers. ‘Large’ advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

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Tenure

•	ISS classifies a non-executive director who has served 20 or more years as non-independent.

Miscellaneous

•	If the company classifies a director as non-independent without further information, he/she is classified as non-independent under the ‘residual’ category.

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Election of Directors

ISS looks at the overall composition of the board, and the audit, remuneration, and nomination committees and at directors’ attendance records (where provided) in assessing whether to support the election of board-endorsed directors. In doing so, ISS will bear in mind prevailing NZ board structures, although, as a general principle, ISS supports audit, remuneration, and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending against a director’s election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Where there is a majority-independent board (i.e. >50 percent) ISS will recommend for the (re)election of a board-nominated director unless:

•

He/she is executive and chairperson, and there is no independent deputy chairperson or ‘lead independent director’ or other accountability mechanism (recommend against; but if he/she is the company founder and integral to the company, recommend for);

•	He/she is executive (but not the CEO) and is on the audit committee (recommend against);

•	He/she is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee (recommend against);

•	He/she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend against);

•

He/she sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend against).

Where there is not a majority-independent board (i.e. ≤50 percent):

•

Generally recommend against executive directors (except the CEO and/or a company founder who is integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in New Zealand for senior executives to be invited to board meetings to make presentations and answer questions;

•	Recommend against any director who is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee;

•	Recommend against any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

•

Recommend against any director who sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies;

•

Recommend against a representative of a substantial shareholder on a board where independent directors constitute a minority of the board due to a preponderance of executive directors and substantial shareholder affiliates. In these cases, ISS will recommend against only one representative of the substantial shareholder.

Recommend against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend against directors individually, on a committee, or against the entire board, due to:

ISS’ 2013 New Zealand Proxy Voting Guidelines	8

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of directors

ISS Recommendation: CASE-BY-CASE

The major factors in considering such resolutions are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Level of disclosure by company to shareholders.

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GENERAL

Company Name Change

ISS Recommendation: Generally FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company’s identity and activities.

Significant Change in Activities

ISS Recommendation: Generally FOR

ISS will generally recommend for resolutions to change the nature or scale of business activities (NZSX Listing Rule 9.1.1) so long as the notice of meeting and explanatory statement provides a sound business case for the proposed change.

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CAPITAL STRUCTURE

Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

Recommend against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposal on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend towards higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

Recommend for proposals to create a new class of non-voting or sub-voting shares only if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

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MERGERS AND DEMERGERS

ISS Recommendation: CASE-BY-CASE

In evaluating mergers and demergers for which shareholder approval in a meeting is being sought, ISS will evaluate the terms of the offer principally on the basis of the returns such an offer provides for shareholders. However, governance issues around the merger or demerger offer will be considered relevant if they have the potential to materially affect shareholders’ rights.

Areas where such issues will be considered relevant include:

•	Whether a merger is being conducted via the NZ Takeovers Code.

•	Where a merger or demerger agreement includes significant penalties that will be triggered should shareholders not approve it (‘break fees’).

Even where there are potential governance shortcomings in a proposed merger or demerger, ISS may still recommend for the transaction on a ‘lesser of two evils’ basis, but may consider the conduct of the directors involved when assessing them as candidates for election to other boards.

As a general rule, however, ISS will recommend for mergers and acquisitions and demergers/spinoffs unless:

•	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group.

•	The company’s structure following the acquisition or merger does not reflect good corporate governance.

•	Concerns exist that the negotiation process may have had an adverse impact on the valuation of the terms of the offer.

Recommend against if the company does not provide sufficient information upon request to make an informed voting decision.

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SHARE CAPITAL

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

These types of capital reduction do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The NZSX Listing Rules, since changes adopted in April 2009, contain a general cap on non-pro-rata share issues of 20 percent of total equity over a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(a)(i) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

Recommend case-by-case on all requests taking into consideration:

•

Dilution to shareholders: In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. ISS routinely recommends for issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

•	The discount/premium in purchase price to the investor;

•	The intended use of the proceeds;

•	Any fairness opinion provided by the company;

•	The impact of the issue on control of the company;

•	The financing or strategic alternatives explored by the company;

•	If the negotiations surrounding the placement were conducted at arms-length;

•	The conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.3.5(a)(iii) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

It is ISS policy to approve such proposals unless the prior issue does not conform to ISS guidelines on share issuance in terms of dilution.

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REMUNERATION

In assessing executive and director remuneration, ISS’ overriding consideration is how remuneration relates to shareholders’ interests, specifically:

•	That remuneration for non-executive directors is sufficient to attract and retain high calibre board members, but is not structured in such a way as to compromise their ability to oversee the company;

•	That remuneration for executive directors and executives is sufficient to attract and retain talented individuals but is not excessive compared to appropriate market standards;

•

That a reasonable proportion of executive remuneration is linked to company performance, and a substantial portion of performance linked remuneration be linked to company performance over the medium to long term;

•	That all remuneration paid to directors and senior executives is clearly disclosed, and enables shareholders to assess how this remuneration relates to company performance.

Remuneration of Non-executive Directors—Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to a company’s non-executive directors. It is a requirement of the NZSX Listing Rules that companies must obtain shareholder approval for any increase in the fee cap, or, alternatively, the individual remuneration paid to non-executive directors. Changes to the Listing Rules in April 2009 also allow the resolution authorising the directors’ remuneration to enable the directors to receive some or all of their fees in shares issued at market price.

ISS takes into account the size of the proposed increase, the level of fees compared to those at peer companies and the explanation the board has given for the proposed increase.

ISS will generally recommend for any fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

Remuneration of Non-executive Directors—Issue of options

ISS Recommendation: Generally, AGAINST

This type of resolution seeks shareholder approval for the issue of time vesting options, or similar performance-linked securities, to non-executive directors. The NZSX Code encourages such schemes. However ISS will generally recommend against the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

Transparency of CEO incentives

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although, since changes to the Listing Rules in April

ISS’ 2013 New Zealand Proxy Voting Guidelines	14

2009, shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

On this basis, in circumstances where the CEO’s remuneration is not subject to any shareholder approval or scrutiny, ISS may consider recommending against the reelection of directors of a company who serve on the remuneration committee. This will only be done in cases where it appears that the CEO has been granted a substantial quantity of equity incentives.

This will be assessed on a case-by-case basis, and will only be considered in cases where there appears to be no credible alternate explanation for a CEO not being a member of the board. ISS acknowledges there are circumstances in which it may be appropriate for a CEO not to be a director and will take into account all relevant circumstances of a particular company before making such a recommendation.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval is not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise price

•	The exercise price for options should not be at a discount to market price at grant date (in the absence of demanding performance hurdles).

•	Plans should not allow for the alteration of the terms of worthless options.

Vesting period

•	There should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance hurdles

•

Generally, hurdles that relate to total shareholder return (TSR) (share price movement plus dividends and capital returns) are preferable to hurdles that specify an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

•

Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.

•

The use of ‘indexed options’—where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) is generally considered a sufficiently demanding hurdle.

•

A sliding-scale hurdle—under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative)—is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

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•

In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

•

In considering whether an absolute share price target is sufficiently stretching, ISS will consider a company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

•

The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

•

ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest—and executives to be rewarded—without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

•

Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

•

Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

•

For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

•

ISS does not support excessive retesting of option grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting. The issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past, and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend against a particular option grant on the basis of excessive retesting. However, ISS will continue to review NZ companies’ practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.

•

ISS will, however, generally recommend against incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

•	The methodology for determining exercise price of options should be disclosed.

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•	Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

•	The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

•

Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

•	If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

•	The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of existing shareholders’ equity

•	The aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of reward

•	The value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Who can participate in the scheme?

•	The scheme should be open to all key executives.

•	The scheme should not be open to non-executive directors.

Other

•

Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

•	Incentive plans should include ‘good’ leaver/‘bad’ leaver provisions to minimize excessive and unearned payouts.

In summary, ISS will generally recommend against plans and proposed grants under plans, if any of the following apply:

•	The company failed to disclose adequate information regarding any element of the scheme;

•	The performance hurdles are not sufficiently demanding;

•	The plan permits retesting of grants based on rolling performance;

•	The plan allows for excessive dilution.

Remuneration: Shareholder resolutions

ISS will generally recommend for appropriately structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy. The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of senior executives’ remuneration—beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000—or what part of executives’ remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.K., Australia,

ISS’ 2013 New Zealand Proxy Voting Guidelines	17

Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ISS’ 2013 New Zealand Proxy Voting Guidelines	19

MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company’s constitution are required to be approved by a special resolution (75 percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and NZSX Listing Rules, to complete replacement of an existing constitution with a new “plain language,” and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders, and will generally recommend against any amendment that reduces shareholder rights without adequate justification.

ISS’ 2013 New Zealand Proxy Voting Guidelines	20

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2013 New Zealand Proxy Voting Guidelines	21

Transparency. Inclusiveness. Global Expertise.

2014 Russia and Kazakhstan Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Russia and Kazakhstan Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

ISS’ 2014 Russia and Kazakhstan Proxy Voting Guidelines	2

ISS’ 2014 Russia and Kazakhstan Proxy Voting Guidelines	3

Introduction

The Law on Joint Stock Companies (JSC Law) is the main law regulating the activities of joint stock companies in Russia. Of particular importance are also the Federal Law on the Securities Market, which regulates the issuance and circulation of securities and the Listing Rules of the Moscow Exchange (latest update effective from 21 February 2013).

On 1 September 2013, the powers of the Federal Financial Markets Service (FFMS), Russia’s securities commission, in the field of regulation, control and supervision in the financial markets were transferred to the Bank of Russia. The regulatory, supervisory, and oversight functions of the Bank of Russia in the field of financial markets will be fulfilled by the Financial Supervision Committee.

The Law on Joint Stock Companies (JSC Law) dated May 13, 2003, is the main law regulating the activities of joint stock companies in Kazakhstan.

The Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of Kazakhstan, established in 2011, is the main regulator of the Kazakhstan’s capital market. The Committee performs the functions of state control and supervision of activities of banks, insurance companies, pension and investment funds, and securities market entities, as well as protection of rights of consumers of financial services.

Legal and regulatory requirements are typically incorporated into the company’s charter, which is the main document covering the governance of the company, and the internal regulations. Issuers in Russia and Kazakhstan have multiple internal documents stipulating the rules and procedures for the governing bodies of the company.

At the typical Russian AGM, shareholders will be asked to approve the following:

•	Annual report and financial statements

•	Allocation of Income, including payment of dividends

•	Auditors’ appointment

•	Election of directors

•	Election of audit commission members

•	Related-party transactions and large-scale transactions

•	Amendments to the Charter and other internal regulations

•	Approval of director fees

•	Approval of remuneration policy for non-executive directors.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at Russian and Kazakh meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

ISS’ 2014 Russia and Kazakhstan Proxy Voting Guidelines	4

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for approval of financial statements and director and auditor reports, unless:

•	The financial statements and/or auditor’s report are not disclosed or are incomplete

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published; or

•	The auditors are being changed without explanation;

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election

Appointment of Audit Commission Members

Vote for the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

•	Adequate disclosure, including the nominees’ names, has not been provided in a timely manner;

•	There are serious concerns about the work and/or the composition of the audit commission;

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	There are serious concerns over questionable finances or restatements;

Where the number of nominees exceeds the number of seats on the audit commission, vote on a case-by-case basis considering the following factors:

•	Nominees’ independence and potential conflicts of interest;

•	Nominees’ qualifications, experience, and past track records;

•	Current composition of audit commission;

Early Termination of Powers of the Audit Commission

ISS will recommend a vote for the early termination of powers of the audit commission unless there are any concerns with this proposal.

Allocation of Income

Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

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Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Transact Other Business

Vote against other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

Mechanics of the Cumulative Voting System in Russia and Kazakhstan

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected [i.e. if the board is composed of 10 directors, each company share will represent 10 votes]. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates that remain.

It is important to recognize that in the context of director elections by cumulative voting, shareholders do not vote against any nominee, but rather support some of the nominees. This is an important distinction, as in some cases, shareholders may choose to support not all but rather a limited number of nominees.

ISS Policy

Where the number of candidates is equal to the number of board seats, vote for all independent director nominees (per ISS’ classification of directors).

Where the number of candidates exceeds the number of board seats, vote for all or a limited number of the independent director nominees (per ISS’ classification of directors) considering factors including, but not limited to, the following:

•	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

•	Nominee(s) qualification, knowledge, and experience;

•	Attendance record of the directors nominees;

•	Company’s free float;

Where none of the director nominees can be classified as independent (per ISS’ classification of directors), ISS will consider factors including, but not limited to, the following when deciding whether to recommend in favour of a candidate’s (re)election:

•

A director nominee, while not classified as independent per ISS’ classification of directors, has been classified as independent per company’s director classification criteria and/or any other directors classification criteria widely used in the market;

•	A director nominee possesses adequate qualification, knowledge and experience;

•	There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;

ISS may consider not supporting the election of an individual director in case:

•	Adequate disclosure has not been provided in a timely manner;

•	A director nominee has been involved in questionable transactions with conflicts of interest;

ISS’ 2014 Russia and Kazakhstan Proxy Voting Guidelines	6

•

A director nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	There are any records of abuses against minority shareholder interests.

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

At companies on the main index, ISS may recommend against all nominees, if none of the proposed candidates can be classified as independent non-executive directors (per ISS’ classification of directors).

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

Disclosure of Nominee Names

ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

ISS Classification of Directors

Executive Director

•	Any director who is disclosed as an employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a significant shareholder, unless there is a clear lack of material[5] connection with the shareholder, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current or former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[4] connection, either directly or indirectly, to the company (other than the board seat) or to a significant shareholder.

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Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent. OR, A business relationship may be material if it is considered that it may be of significance the director.

[4] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Early Termination of Powers of Board of Directors

ISS will recommend a vote for the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

Generally vote for the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

ISS will recommend a vote for the early termination of powers of the general director where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals to terminate the powers of the general director if such proposals are not supported by compelling rationale.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors may be best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

ISS’ 2014 Russia and Kazakhstan Proxy Voting Guidelines	8

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

Vote for proposals to fix board size unless such a proposal will result in change of the size or structure of the board that will have a negative impact for minority shareholders.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent of currently issued capital. Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

Authorized Capital Increase Requests

Vote for non-specific proposals to increase authorized capital up to 100 percent of the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital Requests

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Changes to Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

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Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock Requests

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation , or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

•	The repurchase can be used for takeover defences;

•	There is clear evidence of abuse or risk of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Non-Executive Director Compensation

ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, but will recommend a vote against where:

•	Documents (including general meeting documents, annual report) provided prior to the general meeting do not disclose the fees paid to non-executive directors.

•	Proposed amounts are excessive relative to other companies in the country or industry.

•	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

•	Proposals provide for the granting of stock options, or similarly performance-based compensation, to non-executive directors.

•	Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

•	Proposals include both cash and share-based components to non-executive directors.

•	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

•	The volume of awards transferred to participants must not be excessive:

•	The potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

•

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;

•	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

•	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;

•	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account all relevant available information.

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For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Expansion of Business Activities

Vote resolutions to expand business activities on a case-by-case basis.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval of related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset transferred/service provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) are conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant coast being incurred with little or no benefit.

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Social/Environmental Issues

Global Approach

Issues that may be covered include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal may more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, i n some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 Russia and Kazakhstan Proxy Voting Guidelines	14

Transparency. Inclusiveness. Global Expertise.

2014 Singapore Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Singapore Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	2

Overview

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the annual general meeting (AGM) shall be made up to a date of not more than four months before the AGM.

•	Approval of financial statements and statutory reports;

•	Dividend distribution;

•	Election of directors;

•	Approval of remuneration of directors;

•	Auditor appointment and approval of auditor remuneration;

•	Capital raising requests;

•	Compensation proposals.

Other items that may be submitted for shareholder approval include:

•	Debt issuance requests;

•	Amendments to articles of associations;

•	Related-party transactions;

•	Mergers and acquisition.

Policies in this document are presented in the order that generally appears on the ballot.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	3

Operational Items

Approval of Financial Statements and Statutory Reports

Vote for approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

IGenerally vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	4

Board of Directors

Election of Directors

Generally vote for the re/election of directors, unless:

•	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

•

The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies;

•	The director has served on the board for less than a year; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

•	The nominee is an executive director serving on the audit, remuneration, or nomination committee;

•

The nominee sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or

•	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

Generally vote against all members of the audit committee up for reelection if:

•	The non-audit fees paid to the auditor are excessive; or

•	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Director Tenure

Under ISS’ Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than 9 years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director’s true level of independence.

Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	5

The major decision factors are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e. , maximize long-term shareholder value)?

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	6

Remuneration

Directors Fees

Generally vote for resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Stock Option Plans

ISS has historically recommended voting against a proposed option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. ISS has also recommended voting against stock option plans that allow for the granting of options with an exercise price at a discount to the current market price.

ISS will recommend voting against an option plan if:

•

The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

•	The plan permits options to be issued with an exercise price at a discount to the current market price; or

•	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards[1].

This rationale recognizes the benefit of well-structured option plans at plans at mature companies, provided that performance criteria are sufficiently robust.

Performance Share Plans

For performance-based plans alone, ISS supports a maximum dilution of 10 percent of a company’s issued capital provided that appropriate performance hurdles are employed.

ISS will recommend voting against a performance share plan or restricted share plan if:

•

The maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

•	Directors eligible to receive shares under the plan are involved in the administration of the plan and the administrator has the discretion over their awards[2].

In principle, the shares should be subject to performance criteria for all participants except for shares granted to non-executive directors in lieu of cash fees, and in order to evaluate performance criteria, full disclosure on the performance requirements is recommended.

[1]	Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

[2]	Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	7

Audit

ISS recognizes that Singapore is in the forefront of good corporate governance practices in Asia regarding auditors, as the Companies Act mandates the appointment of an audit committee.

However, the practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor’s ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor’s reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditor is being changed without explanation; or

•	The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make an exception to this policy if excessive non-audit fees are related to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable “non-audit” fees would be fees for a special audit in connection with an IPO.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	8

Share Issuance Requests

General Issuance Requests

Share issuance authorizations are good for only one year. The listing manual of the SGX, as amended in 1999, allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital, with a sub-limit of 20 percent of issued capital on shares that may be issued without preemptive rights. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small. ISS believes shareholders should have preemptive rights for large stock issuances, but also believes companies should have the flexibility to transact ordinary business and should not have to incur the extra expense of providing preemptive rights for small issuances.

Specific Issuance Requests

Because all share issuance authorities last for only one year, companies must regularly request these authorities. There are two routine types of specific issuance requests. The first type is to service share option plans, usually for a maximum of 15 percent of outstanding capital—the maximum allowable size, under the listing rules, for option plans using unissued shares. Companies generally do not use the entire authority, but ISS does not support requests to issue more than 5 percent of capital for option plans (10 percent in the case of growth companies, or where challenging performance criteria and meaningful vesting periods are applied to plans in mature companies) as the potential dilution to ordinary shareholders is unacceptably high (see “Stock Option Plans” above). The second type of special authorization request is for a specific purpose such as a bonus issue, a rights issue, or the financing of an acquisition or merger if it will require shares to be issued in excess of the limits in the general mandate. ISS reviews these requests on a case-by-case basis.

Share Repurchase Plans

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company’s articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an “equal access scheme” designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	9

Related-Party Transactions

Singapore’s related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country’s related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company’s business. Provided that such transactions are carried out at arms-length and on normal commercial terms, such requests are reasonable.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	10

Capital

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

•	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

•

Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

•	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

•	The company’s financial position: What is the company’s current leverage and how does that compare to its peers?

•

The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

•	The size of the debt being requested is disclosed;

•	A credible reason for the need for additional funding is provided;

•	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); AND

•	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, ISS will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

•	The proposed maximum amount is more than twice the company’s total debt;

•	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND

•	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an against vote. If ISS does not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	11

Mergers & Acquisitions

ISS evaluates any merger or acquisition on case-by-case bases, taking into consideration of following factors:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	12

Social/Environmental Issues

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	13

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 Singapore Proxy Voting Summary Guidelines	14

Transparency. Inclusiveness. Global Expertise.

2014 South Africa Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 South Africa Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

ISS’ 2014 S. Africa Proxy Voting Guidelines	2

Overview

South African company law and regulatory requirements determine the proposals which need to be presented to shareholders for approval. Of particular importance are the Companies Act 2008 (referred to as “CA” throughout this document), the Johannesburg Stock Exchange (JSE) Listings Requirements (referred to as “LR”) and the King Code and Report on Governance for South Africa 2009 (“King III”).

Legal and regulatory requirements are typically enshrined in a company’s memorandum of incorporation (“MOI”), which is the constitutional document covering the governance of the company.

At the typical AGM, shareholders will be asked to approve the following:

•	Receipt of annual financial statements

•	Auditors’ reappointment and remuneration

•	Election of directors

•	Election of audit committee members

•	Share issuance authorities

•	Share buyback authorities

•	Approval of director fees

•	Financial assistance to related or inter-related companies

•	Authority to ratify and execute approved resolutions

•	Approval of remuneration policy.

Non-routine items that are also often seen on South African agendas and require shareholder approval include:

•	Approval of new equity incentive schemes or amendments to existing schemes

•	Amendments to the MOI

•	Black Economic Empowerment (BEE) transactions

•	Social and ethics committee elections

•	Social and ethics committee report

Policies in this document are presented in an order consistent with a typical South African AGM agenda.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at South African meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

ISS’ 2014 S. Africa Proxy Voting Guidelines	3

Annual financial statements

Local requirements

Companies must submit their annual financial statements, including the reports of the auditors and the directors, to shareholders (CA s30). Although a large majority of South African companies submit their annual financial statements to a shareholder vote, this is not mandated by law. Some companies simply present the statements to the AGM without a formal vote. The JSE requires that annual financial statements and the AGM notice are sent to shareholders at least 15 business days before the AGM (LR s3.19).

ISS policy

Vote for approval of the financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be disclosed publicly.

ISS’ 2014 S. Africa Proxy Voting Guidelines	4

Auditors’ reappointment and remuneration

Local requirements

A public company must appoint an auditor at each AGM (CA s90). The retiring auditor can be automatically reappointed without any resolution being passed, but most companies include an appropriate agenda item. Some companies also seek separate shareholder approval for the remuneration paid to the auditors.

ISS policy

Vote for the re-election of auditors and/or proposals regarding auditor remuneration, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit related fees are substantial or are routinely in excess of standard audit-related fees.

ISS’ 2014 S. Africa Proxy Voting Guidelines	5

Director elections

Local requirements

The appointment of a new director must be confirmed by shareholders at the next AGM (LR schedule 10, para 10.16(c)). Furthermore, at least one-third of non-executive directors (NEDs) must retire by rotation at each AGM (LR schedule 10, para 10.16(g)), although at some companies retirement by rotation provisions extend to executive directors. Each director must be categorised as either executive, non-executive or independent (LR s3.84(f)).

ISS policy

Vote for the re-election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements, questionable transactions with conflicts of interest or records of abuses against minority shareholder interests;

•	The board fails to meet minimum governance standards;

•	There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Repeated absences (less than 75 percent attendance) at board meetings have not been explained;

•	Elections are bundled;

•	The director is an executive who serves on one of the key board committees (audit, remuneration, nominations);

•	The director combines the roles of chairman and CEO and the company has not provided an adequate explanation;

•	The director is a former CEO who has been appointed as chairman;

•	The director is a non-independent NED who serves on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);

•

The director is a non-independent NED who serves on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s Black Economic Empowerment (BEE) credentials;

•

The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s BEE credentials; or

•

Under extraordinary circumstances, there is evidence of egregious actions related to the director’s service on other boards that raise substantial doubts about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proposals to re-elect alternate directors will take into account the vote recommendation that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.
ISS policy: definition of a non-independent NED

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 5 percent of the company’s shares, either in economic terms or in voting rights;

•	Government representative;

•

Currently provides (or a related person provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of ZAR 100,000 per year. In line with King III, there should be a three-year cooling-off period for individuals appointed as the designated auditor/partner in the external audit firm or as a senior legal adviser to the company;

ISS’ 2014 S. Africa Proxy Voting Guidelines	6

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test, which indicates materiality if the company makes or receives annual payments exceeding the greater of ZAR 2 million or 5 percent of the recipient’s gross revenues);

•	Any director who has cross-directorships with executive directors of the company;

•	Relative (immediate family member) of current or former executive of the company or its affiliates. King III specifies a three-year cooling-off period;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period); or

•	Any director who receives any form of performance-related remuneration.

ISS’ 2014 S. Africa Proxy Voting Guidelines	7

Audit committee elections

Local requirements

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

ISS policy

Vote for the re-election of the audit committee and/or audit committee members, unless:

•	The committee includes one or more non-independent NEDs;

•	The audit committee member is a non-independent NED; or

•	There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

ISS’ 2014 S. Africa Proxy Voting Guidelines	8

Share issuance authorities

Local requirements

In line with the provisions of its MOI, a company will typically seek a general authority to issue shares (sometimes referred to as “placing shares under the control of the directors”). This authority can be used to issue shares on a non-preemptive basis. The JSE has separate rules governing the issue of shares for cash. The Listings Requirements allow companies to request a general authority to issue shares for cash up to a maximum of 15 percent of the issued share capital on a non -pre emptive basis, subject to approval by shareholders (LR s3.32, s5.52). The JSE specifies that a general authority to issue shares for cash requires 75 percent support.

Preference shares are reasonably common in South Africa, and some companies routinely seek separate authorities to issue new preference shares.

ISS policy

Vote for a general authority to place authorised but unissued ordinary shares under the control of the directors, unless:

•	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;

•	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or

•	The company used the authority during the previous year in a manner deemed not be in shareholders’ best interests.

Vote for a general authority to issue ordinary shares for cash, unless:

•	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or

•	The company used the authority during the previous year in a manner deemed not to be in shareholders’ interests.

Vote for a general authority to issue preference shares, unless:

•	Following the issue, preference shares would comprise greater than 50 percent of the company’s issued share capital; or

•	The terms of the preference shares would adversely affect the rights of existing shareholders.

The issue of shares pursuant to a specific transaction will be considered on a case-by-case basis, depending on the merits of the underlying deal.

ISS’ 2014 S. Africa Proxy Voting Guidelines	9

Share buyback authorities

Local requirements

Companies are allowed to acquire their own shares (CA s48). The JSE specifies a number of conditions in relation to share buybacks, one of which is that general authorities are permitted up to 20 percent of the issued share capital in any one financial year (LR s5.68). Further, general authorities require the approval of shareholders by way of a special resolution (LR s5.72).

ISS policy

Vote for a general share buyback authority, unless:

•	The company wishes to repurchase more than 20 percent of its issued share capital over the year;

•	The repurchase can be used for takeover defenses; or

•	There is clear evidence of abuse.

ISS’ 2014 S. Africa Proxy Voting Guidelines	10

Fees for non-executive directors

Local requirements

The remuneration paid to directors for their services as directors can only be paid in accordance with a special resolution approved by shareholders within the previous two years (CA s66). (This relates to the fees payable to directors, not the remuneration which an executive director will receive as an employee of the company, and therefore in practice concerns the fees paid to non-executives.) Companies either seek approval for these fees under one resolution, or provide separate resolutions for each different type of fee.

ISS policy

Vote for the fees payable to non-executive directors, unless:

•	The proposed fees are excessive, relative to similarly-sized companies in the same sector.

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Financial assistance to related or inter-related companies

Local requirements

Under the Companies Act, companies are required to seek shareholder approval in advance of providing certain forms of financial assistance (e.g. loans or loan guarantees) (CA s44, s45). Approval is required for assistance provided to (a) related or inter-related companies (e.g. a subsidiary), (b) directors or prescribed officers (i.e. senior executives who are not directors), (c) for the purpose of subscribing for any options or securities issued by the company or by a related or inter-related company, or (d) for the purpose of purchasing any securities of the company or a related or inter-related company.

ISS policy

Vote for a general authority to provide financial assistance, unless:

•	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

•	As part of the authority, the company seeks approval to provide financial assistance “to any person.”

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders’ interests would warrant further review and analysis.

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Authority to ratify and execute approved resolutions

Local requirements

Many companies seek the approval of shareholders for a formal authority allowing the directors (and/or the company secretary) to sign all the necessary documents and do everything required to put into effect the resolutions approved at the general meeting.

ISS policy

Vote for the authority to ratify and execute approved resolutions, unless:

•	Opposition is recommended to all other items on the agenda.

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Approval of remuneration policy

Local requirements

The King III report recommends that companies provide shareholders with an annual non-binding vote on the remuneration policy (principle 2.27). The vote has advisory status in respect of the remuneration policy and specific pay packages.

ISS policy

ISS evaluates management proposals seeking ratification of a company’s remuneration policy on a case-by-case basis. When judging remuneration policies, ISS generally recommends a vote against if the level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the executive remuneration policy unless TWO or more of the following issues apply (NB it may be appropriate to vote against on ONE issue if it has been identified as particularly serious):

•	Large increases in fixed remuneration have been implemented which have not been adequately explained.

•	The company has made bonus payments but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses).

•	The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards.

•	The vesting period for long-term incentive schemes is set at less than three years.

•	Long-term schemes include an element of retesting.

•	Options can be granted at a discount to market value.

•	The potential dilution under share incentive schemes is deemed excessive, and there are no mitigating circumstances (e.g. stringent performance measures)

•	The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained.

•	Discretion has been used during the year in a manner not considered consistent with shareholder interests.

•	The policy or the application of the policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift in the right direction, it may be appropriate for ISS to support the remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Failure to propose a resolution on executive remuneration for shareholder approval may lead to an adverse vote recommendation on another AGM item, for example the re-election of the chairman of the remuneration committee.

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New equity incentive scheme or amendment to existing schemes

Local requirements

Share incentive schemes which involve the issue of new shares must be approved by shareholders via a resolution requiring 75 percent support (LR schedule 14). Certain provisions in existing schemes cannot be altered without shareholder approval.

ISS policy

ISS evaluates management proposals seeking approval for a share incentive scheme on a case-by-case basis. When judging such items, ISS will generally recommend a vote against if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, ISS will recommend a vote for the proposal unless ONE or more of the following apply:

•	Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.

•	Performance conditions can be retested.

•	Performance is measured over a period shorter than three years.

•	The plan allows for option repricing or issue of options at a discount or backdating of options.

•	The potential dilution is deemed excessive, and there are no mitigating circumstances (e.g. stringent performance measures).

•	The scheme provides for potentially excessive individual reward or has no caps on individual participation.

•	NEDs can participate in the scheme.

•	The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

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New memorandum of incorporation (MOI)/amendments to the MOI

Local requirements

Shareholder approval is required for a new MOI or amendments to the existing MOI (CA s16). The Listings Requirements include detailed guidance on what should be included within an MOI (schedule 10).

ISS policy

Vote on a new MOI or on amendments to the MOI on a case-by-case basis, depending on the impact on shareholder rights.

ISS will normally recommend a vote against an MOI which limits retirement by rotation to non-executive directors only.

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Black Economic Empowerment (BEE) transactions

Local requirements

BEE transactions often involve the issue of new shares to specific partners or the provision of financial assistance and, as such, require shareholder approval. The precise nature of the transaction can vary significantly from company to company.

ISS policy

Vote on BEE transactions on a case-by-case basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company’s chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long -term timeframe.

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Social and ethics committee elections

Local requirements

The Companies Act includes provisions envisaging that companies form a social and ethics committee (CA s72). Further legislation—in the form of the Companies Regulations 2011—specifies that these committees must include at least three directors or prescribed officers, at least one of whom must be a director who is not involved in day-to-day management (s43). There is no requirement for shareholders to vote on the members of the committee, but a small minority of companies include these elections on the AGM agenda.

ISS policy

Vote for the re-election of the social and ethics committee and/or social and ethics committee members, unless:

•	The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or

•	Serious concerns have been raised with the work of the committee during the year.

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Social and ethics committee report

Local requirements

The Companies Regulations 2011 require the social and ethics committee to report, through one of its members, to the shareholders at the AGM on the matters within its mandate (s 43). There is no requirement for shareholders to vote on this report, but a small minority of companies include this as a voting item on the AGM agenda.

ISS policy

Vote for the report of the social and ethics committee, unless:

•	The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or

•	Serious concerns have been raised with the work of the committee during the year.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 S. Africa Proxy Voting Guidelines	20

Transparency. Inclusiveness. Global Expertise.

2014 Taiwan Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS’ 2014 Taiwan Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

ISS’ 2014 Taiwan Proxy Voting Summary Guidelines	2

Overview

Companies must hold their annual general meetings (AGMs) within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

•	Approval of business operations reports and financial statements;

•	Allocation of income or loss offsetting proposals;

•	Amendments to articles of association or other company bylaws;

•	Capital raising requests;

•	Election of directors and supervisors;

•	Release of restrictions on competitive activities of directors;

•	Transact other business.

Other items that may be submitted for shareholder approval include:

•	Capital reduction to offset losses or by distributing cash to shareholders;

•	Equity-based compensation;

•	Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

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Financial Results and Business Operations Reports

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year. External audit is required for the financial statements. Pursuant to Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

These statutory reports are normally non-contentious in nature. ISS generally recommends voting for such requests unless:

•	There are concerns about the accounts presented or audit procedures used;

•	The external auditor expresses no opinion or qualified opinion over the financial statements; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Allocation of Income and Dividends

Companies usually provide shareholders one or a combination of the following:

•	Cash dividends from earnings;

•	Cash dividends from capital reserves;

•	New shares from capital reserves;

•	Stock dividends.

When losses are posted for the year, companies are required to submitloss-offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements. A vote for is generally recommended for such resolutions.

Cash Dividends from Earnings

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends or bonuses shall be paid out. In addition, before the company may pay out dividends and bonuses, the company shall:

1.	Cover its losses and pay all its taxes and dues;

2.	Set aside 10 percent of its surplus profit as a legal reserve when the amount of legal reserve is less than the authorized capital;

3.	Allocate another sum of its surplus profits as a special reserve, if a special reserve is specified in the Articles of Association or approved by shareholders.

ISS generally recommends voting for such resolution unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation;

•	The proposed payout is excessive given the company’s financial position.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

Cash Dividends or New Shares from Capital Reserves

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserves by cash or by issuing new shares to its existing shareholders based on their proportionate holdings. The distributable legal reserve shall be capped at 25 percent of the paid-in capital.

ISS generally supports such resolution.

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a supermajority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Stock Dividends

Pursuant to Article 240 of the Company Act, a company can distribute all or part of its distributable earnings to its shareholders in the form of stock dividends.

A vote for is generally recommended for such resolution.

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Capital Reduction to Offset Losses or by Distributing Cash to Shareholders

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders’ meeting, and capital reduction shall be effected based on the percentage of shareholding of the shareholders, pro rata, unless otherwise provided for in the Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when a company has extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

ISS generally recommends voting for such requests unless:

•	The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company, but instead favors certain shareholders; or

•	The proposed cash distribution is expected to negatively affect the company’s day-to-day operations.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Amendments to Company Bylaws

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS’ general approach is to oppose article amendments as a whole when they include changes ISS opposes. In general, ISS reviews amendments to company bylaws on a case-by-case basis.

Articles of Association

The following are some of the most common or significant types of changes.

Increase in authorized capital

Vote case-by-case on this request if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

•	The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

•	The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

•	The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

This change is pursuant to the regulators’ push for the establishment of an audit committee, which is mandatory for certain big companies. ISS generally recommends voting for this change.

Adoption of the nomination system for the election of directors and supervisors

This change is pursuant to the regulators’ push for the adoption of a nomination system for director and supervisor elections. ISS generally recommends voting for this change.

Change of board size

ISS generally recommends voting for this change unless it is used as antitakeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

Other Company Bylaws

Other company bylaws include but are not limited to:

•	Procedures Governing the Acquisition or Disposal of Assets;

•	Rules and Procedures Regarding Shareholder’s Meeting;

•	Rules and Procedures for Election of Directors and Supervisors;

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•	Procedures for Lending Funds to Other Parties;

•	Rules and Procedures Regarding Board of Directors’ Meeting;

•	Procedures for Lending Funds to Other Parties and Procedures for Endorsement and Guarantees;

•	Procedures for Endorsement and Guarantees.

Regarding these bylaw proposals, ISS recommends voting on a case-by-case basis.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Capital Raising

There are four capital-raising channels that require shareholder approval in Taiwan:

•	Issuance of new ordinary shares via a private placement;

•	Issuance of convertible bonds via a private placement;

•	Public issuance of new ordinary shares via book building;

•	Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in (a) GDR issuance(s) up to a preapproved limit. The specific capital-raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, not all listed companies are mandated to appoint independent directors, and the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider -dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

ISS generally recommends voting for

•	a general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.

•	a general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Requests to issue shares for a specific purpose, such as the financing of a particular project, an acquisition, or a merger, are reviewed on a case-by-case basis.

Voting requirement: private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Equity-based Compensation

Restricted stock awards (RSAs) were first introduced in Taiwan in 2012, following amendments to the Regulations Governing the Offering and Issuance of Securities by Securities Issuers promulgated by the FSC. The amount of restricted stock to be issued is capped under the law at five percent of the number of shares outstanding, and the restricted shares can be granted free of charge. In addition, companies are mandated to make the following disclosure on their RSA proposals:

•	Issue amount;

•	Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail to meet the vesting conditions);

•	Qualifications of employees to be eligible for RSAs and the number of shares to be granted;

•	Rationale for implementing the RSA program;

•	Estimated accounting cost to the company, dilution effect on the company’s EPS, and other shareholder rights.

ISS’ vote recommendations on RSA proposals are made on a case-by-case basis taking into account the following features:

•	Existing substantial shareholders are restricted in participation;

•	Presence of challenging performance hurdles if restricted stocks are issued for free or at a deep discount;

•	Reasonable vesting period (at least two years) is set.

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Election of Directors and Supervisors

The board of directors of a listed Taiwanese company must have at least five directors who must stand for re-election once every three years. Listed financial institutions and listed non-financial institutions with paid-in capital exceeding TWD 10 billion are required to appoint at least two independent directors that comprise no less than one-fifth of the number of directors.

A listed company in Taiwan can choose to establish either an audit committee or a supervisory board. Early in 2013, the Financial Supervisory Commission (FSC) issued a new regulation stipulating the mandatory establishment of an audit committee for listed financial companies and listed non-financial companies with paid-in capital of TWD 50 billion or more. This requirement will be applied upon the expiration of the tenure of the incumbent directors and supervisors. A grace period of three years was given to companies that held elections in 2013. The audit committee must be composed of at least three independent directors and at least one member must have accounting or financial expertise. Further, all independent directors on the board are required to serve on the audit committee.

Listed companies adopting a supervisory board are required to have two or more supervisors and at least one of them must be domiciled in Taiwan. The supervisory board oversees the execution of business operations of the company, and may at any time investigate the business and financial conditions of the company, examine the accounting books and documents, as well as request that the board of directors or management prepare reports if deemed necessary. In performing their functional duties, supervisors may appoint, on behalf of the company, a practicing lawyer or a certified public accountant to conduct the examination. As with directors, supervisors also must stand for re-election once every three years.

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just a natural person, can serve as directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity’s interest.

Additionally, shareholder ID or personal ID of candidates are required to be filled in the ballots by shareholders in order to cast a valid vote. However, such information is usually disclosed only one week before the meeting date and in many cases, at the meeting.

Another notable characteristic is that, in Taiwan, only the election of independent directors is through the standard nomination system. The election of non-independent directors and supervisors, on the other hand, uses a traditional election system which is commonly referred to as the “non-nomination system”. Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company’s outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

ISS recommends voting against all directors and supervisors where the company employs the non -nomination system for election. When the company employs the nomination system, ISS generally recommends voting for the candidate.

Under extraordinary circumstances, ISS will recommend against directors or supervisors, members of a committee, or the entire board, due to:

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•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s or supervisor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting requirement: cumulative voting is mandatory for all elections. There is no majority vote requirement.

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Release of Restrictions on Competitive Activities of Directors

Article 209 of the Company Act states that “a director who does anything for himself or on behalf of another person that is within the scope of the company’s business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval”. Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director’s service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries’ boards, which may limit the company’s ability to monitor the conducts of these subsidiaries. Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

ISS recommends voting against such resolutions if:

•	There is lack of disclosure of key information, including identities of the directors in question, current positions in the company, and outside boards they are serving on; or

•	The non-nomination system is employed by the company for the director election

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Mergers & Acquisitions

ISS recommendations on mergers or acquisitions are made on a case-by-case basis, taking into consideration the following factors:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as “appraisal right of dissenting shareholders”.

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Transact Other Business

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

ISS does not consider such resolution to be in the best interest of shareholders and will generally recommend a vote against.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2014 Taiwan Proxy Voting Summary Guidelines	17